As Filed with the Securities and Exchange Commission on October 5, 2017
REGISTRATION FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ALLSTATE LIFE INSURANCE COMPANY
(Exact Name of Registrant)

ILLINOIS	36-2554642
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
C/O ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062
(847) 402-5000
(Address, including zip code, and telephone number, including area code, of principal executive offices)

C T CORPORATION
208 South LaSalle Street
Suite 814
Chicago, IL 60604
(312) 345-4320
(Name, address, including zip code and telephone number, including area code, of agent for service)

COPIES TO:
JAN FISCHER-WADE, ESQ.
ALLSTATE LIFE INSURANCE COMPANY
2940 S. 84 th Street
Lincoln, NE 68506-4142

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement. If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:     ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.     ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:     ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.     ☐
Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” or "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price	Amount of registration fee
Market Value Adjusted Annuity Contracts	$2,007,206	$1.00	$0	$0

(1)	Interests in the market value adjustment account are sold on a dollar basis, not on the basis of a price per share or unit.

This filing is being made under the Securities Act of 1933 to register $2,007,206 of interests in market value adjusted annuity contracts.  The interests being registered herein are carried over, as unsold securities, from an existing Form S-3 registration statement of the same issuer (333-199262) filed on October 10, 2014. Because a filing fee of $259 previously was paid with respect to those securities, there is no filing fee under this registration statement.  In accordance with Rule 415 (a)(6), the offering of securities on the earlier registration statement will be deemed terminated as of the effective date of this registration statement.
This Registration Statement contains a combined prospectus under Rule 429 under the Securities Act of 1933 which relates to the Form S-3 registration statement (File No. 333-199262), initially filed October 10, 2014, by Allstate Life Insurance Company. Upon effectiveness, this Registration Statement, which is a new Registration Statement, will also act as a post-effective amendment to such earlier Registration Statement.
Allstate Life Insurance Company incorporates by reference its annual report for the year ending 12/31/16 on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of Exchange Act and all documents subsequently filed by Allstate Life Insurance Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

Risk Factors are discussed in the sections of the prospectus included in Part 1 of this Form concerning the Market Value Adjustment option.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of each prospectus included in this registration statement. Any representation to the contrary is a criminal offense.
The principal underwriter for these securities, Allstate Distributors, L.L.C. is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The offering under this registration statement will conclude three years from the effective date of this registration statement, unless terminated earlier by the Registrant. See each prospectus included in Part 1 hereof for the date of the prospectus.
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission may determine.

Supplement dated April 7, 2017, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Portfolio Closure

Effective at the close of business May 10, 2017 (the Closure Date), the following variable sub-account available in your Variable Annuity will be closed for new purchase payment allocations to all Contract owners:

Putnam VT Growth and Income Fund – Class IB

As of the Closure Date, no additional purchase payments (including any type of systematic payment or rebalancing) into the sub-account will be accepted from Contract owners, including those Contract owners who have contract value invested in the sub-account as of the Closure Date.

Portfolio Merger

The following Target Fund will be merged into the Acquiring Fund as noted below, effective on or about May 15, 2017 (࿽Merger Date࿽).  All references to the Target Fund in your Annuity prospectus should be disregarded.

Target Fund	Acquiring Fund
Putnam VT Growth and Income Fund – Class IB	Putnam VT Equity Income Fund – Class IB

On the Merger Date, the Target Fund will no longer be available under your annuity contract, and any Contract Value allocated to the Target Fund will be transferred, as of the Merger Date, to the Acquiring Fund.

Please note that you have the ability to transfer out of the Target Fund any time prior to the Merger Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the Acquiring Fund as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Fund into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Merger Date, the Target Fund will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Fund will be deemed instruction for the Acquiring Fund.  This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

ALLSTATESUP10

Supplement dated November 7, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective December 23, 2016 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

Invesco V.I. Core Equity Fund – Series I
Invesco V.I. Core Equity Fund – Series II

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging, category models and/or auto-rebalancing programs, if elected by a Contract owner prior to the Closure Date, will not be affected by the closure unless a contract owner withdraws or otherwise transfers his entire Account Value from the sub-accounts.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

ALLSTATESUP5

Supplement dated January 20, 2016, to the
Prospectus for your Variable Annuity
Issued By

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective February 23, 2016 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

UIF U.S. Real Estate Portfolio, Class I
UIF U.S. Real Estate Portfolio, Class II

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in the variable sub-accounts thereafter.

Dollar cost averaging, category models and/or auto-rebalancing programs, if elected by a Contract owner prior to the Closure Date, will not be affected by the closure unless a contract owner withdraws or otherwise transfers his entire Account Value from the sub-accounts.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

Supplement dated August 7, 2015, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective September 1, 2015 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

Invesco V.I. Mid Cap Core Equity Fund – Series I
Invesco V.I. Mid Cap Core Equity Fund – Series II

Contract owners who have contract value invested in these variable sub-account as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing programs, if elected by a Contract owner prior to the Closure Date, will not be affected by the closure unless a contract owner withdraws or otherwise transfers his entire Account Value from the sub-account.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement for future reference together with your prospectus.  No other action is required of you.

Supplement dated January 3, 2014, to the
Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.
Effective as of January 31, 2014 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:
Oppenheimer Capital Appreciation Fund/VA – Class 2
Oppenheimer Capital Appreciation Fund/VA – Class A
Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner prior to the Closure Date, will not be affected by the closure.
Please keep this supplement for future reference together with your prospectus. No other action is required of you.

Supplement dated September 30, 2013, to the
Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.
Effective as of October 18, 2013 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:
Invesco V.I. Global Core Equity – Series I
Invesco V.I. Global Core Equity – Series II
Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner prior to the Closure Date, will not be affected by the closure.
Please keep this supplement for future reference together with your prospectus. No other action is required of you.

Supplement, dated July 6, 2011,
to the Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
LINCOLN BENEFIT LIFE COMPANY
This supplement amends the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York or Lincoln Benefit Life Company, as applicable.
Effective as of August 19, 2011 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:
Invesco V.I. Basic Value Fund – Series I
Invesco V.I. Basic Value Fund – Series II
Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.
If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.
Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.
Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Supplement, dated October 18, 2010, to the
following Prospectuses, as supplemented:
Allstate Advisor, dated May 1, 2010 (Allstate Life Insurance Company)
Allstate Advisor, dated May 1, 2007 (Allstate Life Insurance Company of New York)
STI Classic Variable Annuity, dated May 1, 2004
Allstate Provider, dated May 1, 2004
This supplement amends the above-referenced prospectuses for certain Variable Annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.
Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:
Oppenheimer Balanced Fund/VA – Service Shares
Oppenheimer Balanced Fund/VA – Initial Shares
Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.
If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617. Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.
Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

Supplement, dated October 18, 2010,
to the Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
LINCOLN BENEFIT LIFE COMPANY
This supplement amends the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York or Lincoln Benefit Life Company, as applicable.
Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:
Invesco V.I. Capital Appreciation Fund – Series I
Invesco V.I. Capital Appreciation Fund – Series II
Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.
If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617. Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.
Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
Supplement Dated July 23, 2010
To the following Prospectuses, as supplemented
Allstate Provider Prospectus, dated May 1, 2002
Allstate Provider Prospectus, dated May 1, 2004
Custom Portfolio Prospectus, dated April 30, 2005
STI Classic Prospectus, dated May 1, 2003
SelectDirections Prospectus, dated May 1, 2003
SelectDirections Prospectus, dated April 30, 2005
This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.
Effective as of August 30, 2010 (the Closure Date), the following variable sub-accounts available, as applicable, in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date:
Oppenheimer High Income Fund/VA (Initial Class)
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Initial Class)*
Contract owners who have contract value invested in either of these variable sub-accounts as of the Closure Date may continue to submit additional investments into the respective variable sub-account thereafter, although they will not be permitted to invest in the respective variable sub-account if they withdraw or otherwise transfer their entire contract value from the respective variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the respective variable sub-account as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closures.
If you have any questions, please contact your financial representative or our Annuities Service Center at (800) 457-7617. Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.
Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you

Supplement Dated December 31, 2009
To the Prospectus for Your Variable Annuity
Issued By
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Lincoln Benefit Life Company
This supplement amends the prospectus for your variable annuity contract issued by Allstate Life Insurance Company, Allstate Life
Insurance Company of New York, or Lincoln Benefit Life Company.
The following provision is added to your prospectus:
WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient  information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-457-7617. If you own a Putnam contract, please call 1-800-390-1277.
For future reference, please keep this supplement together with your prospectus.

Allstate Life Insurance Company
The Allstate Advisor Variable Annuities (STI)
AIM Enhanced Choice
Allstate Provider Series
Allstate Provider Advantage/Ultra/Extra
Allstate Provider Advantage/Ultra (STI)
AIM Lifetime Series: Classic, Regal and Freedom
STI Classic
AIM Lifetime Plus
Supplement, dated May 1, 2009
This supplement amends certain disclosure contained in the prospectus for certain annuity contracts issued by Allstate Life Insurance Company.
Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:
LEGAL MATTERS
Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.
The “Annual Reports and other Documents” section is deleted and replaced with the following:
ANNUAL REPORTS AND OTHER DOCUMENTS
Allstate Life Insurance Company (“Allstate Life”) incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to
Section 13(a) or Section 15(d) of the Exchange Act and all other reports filed with the SEC under the Exchange Act since the end of the fiscal year covered by its latest annual report, including filings made on Form 10-Q and Form 8-K. In addition, all documents subsequently filed by Allstate Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Allstate Life will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate Life, P.O. Box 758565, Topeka, KS 66675-8565 or by calling 1-800-457-7617. Allstate Life files periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that Allstate Life files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

Allstate Life Insurance Company
Allstate Provider
AIM Lifetime America Series:
Classic, Regal and Freedom
Supplement, dated February 13, 2009
This supplement amends certain disclosure contained in the prospectus for certain annuity contracts issued by Allstate Life Insurance Company.
Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:
LEGAL MATTERS
Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.
The “Annual Reports and Other Documents” section is deleted and replaced with the following:
ANNUAL REPORTS AND OTHER DOCUMENTS
Allstate Life Insurance Company (“Allstate Life”) incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act and all other reports filed with the SEC under the Exchange Act since the end of the fiscal year covered by its latest annual report, including filings made on Form 10-Q and Form 8-K. In addition, all documents subsequently filed by Allstate Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Allstate Life will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Allstate Life, P.O. Box 758566, Topeka, KS 66675-8566 or by calling 1-800- 457-7617. Allstate Life files periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that Allstate Life files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov).

Allstate Life Insurance Company Allstate Financial Advisors Separate Account I
Supplement, dated February 26, 2007 to The Allstate(R) Provider Advantage Variable Annuity Prospectus. dated May 1, 2004; and The Allstate (R) Provider Ultra Variable Annuity Prospectus, dated May 1, 2004.
This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts (“Contracts”) issued by Allstate Life Insurance Company.
We have received notice that the Board of Trustees (“Board”) of the STI Classic Variable Trust has approved the liquidation, on or about May 1, 2007, of the following Fund portfolios:
STI Classic International Equity Fund Portfolio STI Classic Investment Bond Fund Portfolio
(collectively the “STI Classic Portfolios”)
Due to the liquidation of the STI Classic Portfolios, we will no longer accept new premiums for investment in, nor will we permit transfers to, the STI Classic International Equity Fund Sub-Account or the STI Classic Investment Grade Bond Fund Sub-Account (“STI Classic Sub-Accounts”) on or after April 27, 2007.
As the STI Classic Sub-Accounts will no longer be offered as an investment alternative, you may wish to transfer, prior to April 27, 2007 some or all of your Contract Value in the STI Classic Sub-Accounts to the other investment alternatives currently offered by your Contract. These transfers are not subject to a transfer fee. Any value remaining in the STI Classic Sub-Accounts will be transferred automatically, as of April 27, 2007, to the Federated Prime Money Fund II Sub-Account, an investment alternative already available under your Contract.
If you currently allocate Contract Value to the STI Classic Sub-Accounts through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment alternatives currently available under your Contract, any allocations to the STI Classic Sub-Accounts will be automatically allocated, as of April 27, 2007, to the Federated Prime Money Fund II Sub-Account.
We will send you a confirmation that shows the amount that is transferred to the Federated Prime Money Fund II Sub-Account or to the investment alternative that you chose and the date of the transaction. For additional information on how to transfer to another investment alternative, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-203-0068.
If your Contract Value in the STI Classic Sub-Accounts is transferred automatically to the Federated Prime Money Fund II Sub-Account, for 60 days following the automatic transfer, you may transfer your Contract Value in the Federated Prime Money Fund II Sub-Account to any other investment alternative(s) available under your Contract. Such transfer is not subject to a transfer fee.
Attached, as Appendix A, is a list of the Portfolios and Fixed Account Investment Alternatives currently available under your Contract.
Please keep this supplement for future reference together with your prospectus.

Appendix A
The Allstate(R) Provider Advantage Variable Annuity contracts and the Allstate(R) Provider Ultra Variable Annuity contracts offer a variety of Investment Alternatives that encompass investment choices ranging from aggressive to conservative. Below is a listing of the Portfolios and Fixed Account Investment Alternatives currently available. Also included is the investment objective for each Portfolio.
For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.
Portfolios

Portfolio	Investment Objective
AIM V.I. Basic Balanced Fund—Series I	Seeks long-term growth of capital.
AIM V.I. Capital Appreciation Fund—Series I	Seeks growth of capital.
AIM V.I. Core Equity Fund—Series I	Seeks growth of capital.
AIM V.I. High Yield Fund—Series I	Seeks high level of current income.
Federated Prime Money Fund II	Seeks current income consistent with stability of principal and liquidity.
Fidelity VIP Contrafund (R) Portfolio—Service Class 2	Seeks long-term capital appreciation.
Fidelity VIP Equity-Income Portfolio—Service Class 2
Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity VIP Growth Portfolio—Service Class 2	Seeks to achieve capital appreciation.
Fidelity VIP High Income Portfolio—Service Class 2	Seeks high level of current income, while also considering growth of capital.
Fidelity VIP Index 500 Portfolio—Service Class 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the Standard & Poor’s 500 (SM) Index (S&P 500 (R)).
Fidelity VIP Overseas Portfolio—Service Class 2	Seeks long-term growth of capital.
FTVIP Templeton Global Income Securities Fund—Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
FTVIP Templeton Growth Securities Fund—Class 2	Seeks long-term capital growth.
MFS Emerging Growth Series—Service Class	Seeks long-term growth of capital.
MFS Investors Trust Series—Service Class	Seeks to provide long-term growth of capital and secondarily to provide reasonable current income.
MFS New Discovery Series—Service Class	Seeks capital appreciation.
MFS Research Series—Service Class	Seeks long-term growth of capital and future income.
MFS Utilities Series—Service Class	Seeks capital growth and current income.
Oppenheimer MidCap Fund/VA	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Balanced Fund/VA	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation by investing in securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA
Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, growth-type companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street Fund (R) /VA	Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.
Oppenheimer Strategic Bond Fund/VA	Seeks a high level of current income principally derived from interest on debt securities.
Putnam VT Discovery Growth Fund—Class IB	Seeks long-term growth of capital.
Putnam VT Diversified Income Fund—Class IB	Seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.
Putnam VT Growth and Income Fund—Class IB	Seeks capital growth and current income.
Putnam VT Growth Opportunities Fund—Class IB	Seeks capital appreciation.
Putnam VT Health Sciences Fund—Class IB	Seeks capital appreciation.
Putnam VT New Value Fund—Class IB	Seeks long-term capital appreciation.
STI Classic Capital Appreciation Fund	Seeks capital appreciation.
STI Classic Large Cap Relative Value Fund	Seeks long-term capital appreciation with the secondary goal of current income.
STI Classic Mid-Cap Equity Fund	Seeks capital appreciation.
STI Classic Small Cap Value Equity Fund	Seeks capital appreciation with the secondary goal of current income.
STI Classic Large Cap Value Equity Fund	Seeks capital appreciation with the secondary goal of current income.
Fixed Account Options*
Dollar Cost Averaging Fixed Account Option
Market Value Adjusted Fixed Account Option

*	Some fixed account options are not available in all states.

Allstate Life Insurance Company Allstate Financial Advisors Separate Account I
Supplement dated January 3, 2005 to the The Allstate Provider Variable Annuity Series Prospectus dated May 1, 2004
This supplement amends certain information contained in the prospectus for the Allstate Provider Advantage, Allstate Provider Ultra and Allstate Provider Extra Variable Annuity Contracts (“Contracts”), formerly issued by Glenbrook Life and Annuity Company (“Glenbrook”). Please read this supplement carefully and retain it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.
Merger of Glenbrook with Allstate Life
Effective January 1, 2005, Glenbrook merged with and into its parent company, Allstate Life Insurance Company (“Allstate Life”). The merger of Glenbrook and Allstate Life (the “Merger”) was approved by the boards of directors of Allstate Life and Glenbrook. The Merger also received regulatory approval from the Departments of Insurance of the States of Arizona and Illinois, the states of domicile of Glenbrook and Allstate Life, respectively.
On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all Contracts issued by Glenbrook.
The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that guarantees your Contract benefits from Glenbrook to Allstate Life. You will receive certificate endorsements from Allstate Life that reflect the change from Glenbrook to Allstate Life. The Merger also did not result in any adverse tax consequences for any Contract Owners.
Separate Account Consolidation
Effective January 1, 2005, and in connection with the Merger, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with and into the Allstate Financial Advisors Separate Account I (“Allstate Separate Account I”), and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The accumulation unit values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation.
As a result of the Merger and Consolidation, your prospectus is amended as follows:
Replace all references to “Glenbrook” with “Allstate Life.” Replace all references to “Glenbrook Life Multi-Manager Variable Account” with “Allstate Financial Advisors Separate Account I.” All references to “We,” “Us,” or “our” shall mean “Allstate Life.” All references to “the Variable Account” shall mean “Allstate Financial Advisors Separate Account I.”
Page 12: Under the heading “Financial Information” replace the last two sentences of the second paragraph with:
The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the separate account Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800- 755-5275.
Pages 24: Delete in their entirety the Sections entitled “Market Timing & Excess Trading” and “Trading Limitations” and replace them with the following:
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-account underlying portfolios that we have identified as being susceptible to market timing activities;

•	whether the manager of the underlying portfolio has indicated that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

•	the investment objectives and/or size of the Sub-account underlying portfolio.
If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Pages 35: Under the heading “More Information,” replace the sections entitled “Glenbrook” and “The Variable Account” with the following:
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 is a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook”) issued the Contract. Effective January 1, 2005, Glenbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all contracts issued by Glenbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE ALLSTATE(R)/ /PROVIDER VARIABLE ANNUITY SERIES ALLSTATE LIFE INSURANCE COMPANY CUSTOMER SERVICE:
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 80469, LINCOLN, NE 68501-0469 TELEPHONE NUMBER: 1-800-755-5275 PROSPECTUS DATED JANUARY 3, 2005
Allstate Life Insurance Company (“ALLSTATE”, “ALLSTATE LIFE”, “WE”, OR “US”) has issued the following group and individual flexible premium deferred variable annuity contracts (each, a “Contract”):

•	The Allstate(R) Provider Advantage Variable Annuity

•	The Allstate(R) Provider Ultra Variable Annuity

•	The Allstate(R) Provider Extra Variable Annuity
This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details. The Contracts are no longer being offered for new sales. If you have already purchased the Contracts, you may continue to make additional purchase payments according to your Contracts.
Each Contract currently offers 49 investment alternatives (“INVESTMENT ALTERNATIVES”). The investment alternatives include 3 fixed account options
(“FIXED ACCOUNT OPTIONS”) and 46 variable sub-accounts (“VARIABLE SUB-ACCOUNTS”)
of the Allstate Financial Advisors Separate Account I (“VARIABLE ACCOUNT”). Each Variable Sub-Account invests exclusively in shares of the portfolios (“PORTFOLIOS”) of the following underlying funds (“FUNDS”):

AIM VARIABLE INSURANCE FUNDS (SERIES I)	GOLDMAN SACHS VARIABLE INSURANCE TRUST
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)	MFS(R) VARIABLE INSURANCE TRUST(SM)(SERVICE CLASS)
DREYFUS STOCK INDEX FUND (INITIAL SHARES)	OPPENHEIMER VARIABLE ACCOUNT FUNDS
DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)	PUTNAM VARIABLE TRUST (CLASS IB)
FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE	THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
CLASS 2)	(CLASS I)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
For the ALLSTATE PROVIDER EXTRA CONTRACTS, each time you make a purchase payment, we will add to your Contract value (“Contract Value”) a credit enhancement (“Credit Enhancement”) equal to 4% of that purchase payment. Expenses for this Contract may be higher than expenses for an annuity contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the higher expenses. You and your agent should decide if this Contract is right for you.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
IMPORTANT NOTICES THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS ARE NOT FDIC INSURED.
Allstate has filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission (“SEC”). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 85 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC’s Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC’s Web site.

1 PROSPECTUS

Each Fund has multiple Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.

2 PROSPECTUS

3 PROSPECTUS

IMPORTANT TERMS
This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

PAGE
ACCUMULATION PHASE	9
ACCUMULATION UNIT	14
ACCUMULATION UNIT VALUE	14
ANNIVERSARY VALUES	34
ANNUITANT	14
AUTOMATIC ADDITIONS PLAN	16
AUTOMATIC PORTFOLIO REBALANCING PROGRAM	25
BENEFICIARY	15
CANCELLATION PERIOD	6
CONTINGENT BENEFICIARY	15
CONTRACT*	14
CONTRACT ANNIVERSARY	7
CONTRACT OWNER ("YOU")	14
CONTRACT VALUE	17
CONTRACT YEAR	8
CREDIT ENHANCEMENT	16
DEATH BENEFIT ANNIVERSARY	33
DEATH BENEFIT EARNINGS	36
DOLLAR COST AVERAGING PROGRAM	25
DUE PROOF OF DEATH	33
ENHANCED EARNINGS DEATH BENEFIT RIDER	35
ENHANCED DEATH BENEFIT RIDER	33
EXCESS-OF-EARNINGS WITHDRAWAL	36
FIXED ACCOUNT OPTIONS	21
FREE WITHDRAWAL AMOUNT	27
FUNDS	1

PAGE
Allstate("WE" OR "US")	1
GUARANTEE PERIODS	22
GUARANTEED INCOME BENEFIT	32
GUARANTEED MATURITY FIXED ACCOUNT	22
INCOME BASE	32
INCOME BENEFIT RIDER	31
INCOME PLANS	30
IN-FORCE EARNINGS	36
IN-FORCE PREMIUM	36
INVESTMENT ALTERNATIVES	18
ISSUE DATE	9
MARKET VALUE ADJUSTMENT	23
PAYOUT PHASE	9
PAYOUT START DATE	30

PORTFOLIOS	38
PRIMARY BENEFICIARY	15
QUALIFIED CONTRACTS	6
RIDER APPLICATION DATE	7
RIDER DATE	31
SEC	1
SETTLEMENT VALUE	33
SYSTEMATIC WITHDRAWAL PROGRAM	29
VALUATION DATE	16
VARIABLE ACCOUNT	38
VARIABLE SUB-ACCOUNT	1

*
In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to “Contract” in this prospectus include certificates, unless the context requires otherwise. References to “Contract” also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

4 PROSPECTUS

OVERVIEW OF CONTRACTS
The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

•	The ALLSTATE PROVIDER ADVANTAGE CONTRACT has a mortality and expense risk charge of 1.45%, and no withdrawal charge.

•
The ALLSTATE PROVIDER ULTRA CONTRACT has a mortality and expense risk charge of 1.25%, and a withdrawal charge of up to 7% with a 7 year withdrawal charge period (and an annual Free Withdrawal Amount).

•
The ALLSTATE PROVIDER EXTRA CONTRACT offers a 4% Credit Enhancement on purchase payments, and has a mortality and expense risk charge of 1.40% and a withdrawal charge of up to 8% with an 8 year withdrawal charge period (and an annual Free Withdrawal Amount).

Other differences among the Contracts relate to the transfer fees and the maximum age of the Contract owners and Annuitants on the application date, the effect of changing Annuitants under the Income Benefit Rider,* the spousal continuation provisions of the Enhanced Death Benefit and Enhanced Earnings Death Benefit Riders, and the calculation of the Enhanced Earnings Death Benefit.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.

5 PROSPECTUS

THE CONTRACT AT A GLANCE
The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE
PAYMENTS You can purchase a Contract with as little as $5,000 ($2,000 for Contracts issued within an IRA or TSA). You can add to your Contract as often and as much as you like, but each payment must be at least $50.

For ALLSTATE PROVIDER EXTRA CONTRACTS each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of that purchase payment

RIGHT TO CANCEL
You may cancel your Contract within 20 days of receipt or any longer period as your state may require (“CANCELLATION PERIOD”). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges.

Allstate Provider Extra Contracts

If you exercise your Right to Cancel the Contract, the amount we refund to you will not include any Credit Enhancement. See “Right to Cancel” for details.

EXPENSES	You will bear the following expenses:

Allstate Provider Advantage Contracts

•       Total Variable Account annual fees equal to 1.55% of average daily net assets (1.80% if you select the ENHANCED DEATH BENEFIT RIDER or the INCOME BENEFIT RIDER;* and 2.05% if you select both the Enhanced Death Benefit and the Income Benefit Riders).

•	no withdrawal charges

•	transfer fee of $10 after the 12th transfer in any Contract Year (fee currently waived).
Allstate Provider Ultra Contracts

•
Total Variable Account annual fees equal to 1.35% of average daily net assets (1.60% if you select the Enhanced Death Benefits Rider or the Income Benefit Rider;* and 1.85% if you select both the Enhanced Death Benefit and the Income Benefit Riders).

•	Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn (with certain exceptions).

•	transfer fee of $10 after the 12th transfer in any Contract Year (fee currently waived).

6 PROSPECTUS

EXPENSES (CONTINUED) Allstate Provider Extra Contracts

•
Total Variable Account annual fees equal to 1.50% of average daily net assets (1.75% if you select the Enhanced Death Benefit Rider or the Income Benefit Rider;* and 2.00% if you select both the Enhanced Death Benefit and the Income Benefit Riders).

•	Withdrawal charges ranging from 0% to 8% of purchase payments withdrawn (with certain exceptions).

•	Transfer fee of up to 0.50% of the amount transferred after the 12th transfer in any Contract Year (subject to a minimum charge of $10.00 per transfer). This fee is currently waived.
All Contracts

•
If you select the ENHANCED EARNINGS DEATH BENEFIT RIDER, you would pay an additional annual fee of up to 0.35% (depending on the oldest Contract owner’s age as of the date we receive the completed application or a written request to add the Rider, whichever is later) (“RIDER APPLICATION DATE”) of the CONTRACT VALUE on each Contract anniversary (“CONTRACT ANNIVERSARY”). For more information about Variable Account expenses, see “EXPENSES” on page 10.

•	Annual contract maintenance charge of $35 (with certain exceptions)

•	State premium tax (if your state imposes one).
In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.

INVESTMENT ALTERNATIVES	The Contract offers 49 investment alternatives including:

•	3 Fixed Account Options (which credit interest at rates we guarantee)

•	46 Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

•	A I M Advisors, Inc.

•	The Dreyfus Corporation

•	Fidelity Management & Research Company

•	Franklin Advisers, Inc.

•	Franklin Mutual Advisers, LLC

•	Goldman Sachs Asset Management, L.P.

•	MFS/TM/ Investment Management

•	OppenheimerFunds, Inc.

•	Putnam Investment Management, LLC

•	Templeton Asset Management Ltd.

•	Templeton Investment Counsel, LLC

•	Van Kampen *
To find out current rates being paid on the Fixed Account Options or how the Variable Sub-Accounts have performed, call us at 1-800-755-5275.

*	Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

7 PROSPECTUS

SPECIAL SERVICES For your convenience, we offer these special services:

•	AUTOMATIC PORTFOLIO REBALANCING PROGRAM

•	AUTOMATIC ADDITIONS PROGRAM

•	DOLLAR COST AVERAGING PROGRAM

•	SYSTEMATIC WITHDRAWAL PROGRAM

INCOME PAYMENTS	You can choose fixed income payments, variable income payments, or a combination of the two.

You can receive your income payments in one of the following ways:

• life income with guaranteed payments

• a “joint and survivor” life income with guaranteed payments

• guaranteed payments for a specified period (5 to 30 years)

Prior to January 1, 2004, we offered an Income Benefit Rider.

DEATH BENEFIT	If you or the ANNUITANT (if the Contract is owned by a non-living person) die before the PAYOUT START DATE, we will pay the death benefit described in the Contract.

We also offer an Enhanced Death Benefit Rider and an Enhanced Earnings Death Benefit Rider.

TRANSFERS
Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer (up to 0.50% of the amount transferred per transaction for ALLSTATE PROVIDER EXTRA CONTRACTS) after the 12th transfer in each “CONTRACT YEAR”, which we measure from the date we issue your Contract or a Contract Anniversary.

WITHDRAWALS
You may withdraw some or all of your Contract Value at any time prior to the Payout Start Date. In general, you must withdraw at least $50 at a time. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only) and a MARKET VALUE ADJUSTMENT also may apply.

8 PROSPECTUS

HOW THE CONTRACT WORKS
The Contract basically works in two ways.
First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 49 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the “ACCUMULATION PHASE” of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the “ISSUE DATE”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.
Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these “INCOME PLANS”) described on page 30. You receive income payments during what we call the “PAYOUT PHASE” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
The timeline below illustrates how you might use your Contract.

Issue Date	Accumulation Phase	Payout Start Date	Payout Phase
You buy a Contract	You save for retirement	You elect to receive income payments or receive a lump sum payment	You can receive income payments for a set period	Or you can receive income payments for life

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See “The Contract.” In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See “Death Benefits.”
Please call us at 1-800-755-5275 if you have any questions about how the Contract works.

9 PROSPECTUS

EXPENSE TABLE
The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see “Expenses,” on page 26. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.
CONTRACT OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS)
ALLSTATE PROVIDER EXTRA CONTRACTS

Number of complete years since we received the purchase payment being withdrawn*	0	1	2	3	4	5	6	7	8+
Applicable charge	8%	8%	8%	7%	6%	5%	4%	3%	0%

ALLSTATE PROVIDER ADVANTAGE CONTRACTS             None
ALLSTATE PROVIDER ULTRA CONTRACTS

Number of complete years since we received the purchase payment being withdrawn*	0	1	2	3	4	5	6	7+
Applicable charge	7%	6%	6%	5%	5%	4%	3%	0%

If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

ANNUAL CONTRACT MAINTENANCE CHARGE	$35.00**
TRANSFER FEE
Allstate Provider Advantage and
Allstate Provider Ultra Contracts	$10.00***
Allstate Provider Extra Contracts	up to .50% of the amount transferred, subject to a minimum fee of $10.00 per transfer***

*	Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.
**	We will waive this charge in certain cases. See “Expenses.”
***
Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net asset value deducted from each Variable Sub-Account)

	Allstate Provider Advantage Contracts	Allstate Provider Ultra Contracts	Allstate Provider Extra Contracts
WITHOUT THE ENHANCED DEATH BENEFIT OR INCOME BENEFIT/+/ RIDERS
Mortality and Expense Risk Charge	1.45%	1.25%	1.40%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses	1.55%	1.35%	1.50%
WITH THE ENHANCED DEATH BENEFIT RIDER
Mortality and Expense Risk Charge	1.70%	1.50%	1.65%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses	1.80%	1.60%	1.75%
WITH THE INCOME BENEFIT/+/ RIDER
Mortality and Expense Risk Charge	1.70%	1.50%	1.65%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses	1.80%	1.60%	1.75%
WITH THE INCOME BENEFIT/+/ AND ENHANCED DEATH BENEFIT RIDERS
Mortality and Expense Risk Charge	1.95%	1.75%	1.90%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses	2.05%	1.85%	2.00%

10 PROSPECTUS

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.
If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge of up to 0.35% of your Contract Value on each Contract Anniversary during the Accumulation Phase. The charge is based on the oldest Contract owner’s age as of the Rider Application Date, as follows:

Age	Annual Charge
0-55	0.10%
56-65	0.20%
66-75	0.35%

We will deduct this charge from your Contract Value in the Variable Account on a pro rata basis. If the Contract Value in the Variable Account is not sufficient to cover the charge, we will deduct the remaining charge from the fixed Guaranteed Periods, beginning with the oldest fixed Guaranteed Period (see “EXPENSES” on page 26 for additional information). Fixed Guarantee Periods may not be available in all states.
ANNUAL PORTFOLIO EXPENSES
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These are expenses that are deducted from Portfolio assets, and may include management fees, distribution and/or services (12b-1) fees, and other expenses. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. In some cases these expense limitations are contractual. In other cases these expense limitations are voluntary and may be terminated at any time. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
ANNUAL PORTFOLIO EXPENSES

	Minimum	Maximum
Total Annual Portfolio Operating Expenses/1/	0.27%	1.80%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in the other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. In each case, the first line of the Example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the Example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.
EXAMPLE 1 (ALLSTATE PROVIDER ADVANTAGE CONTRACTS)
The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time period indicated,

•	earned a 5% annual return on your investment,

•	elected the Enhanced Death Benefit and Income Benefit Riders, and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$466	$1,408	$2,363	$4,809
Costs Based on Minimum Annual Portfolio Expenses	$309	$948	$1,613	$3,402

11 PROSPECTUS

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.95% FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.
EXAMPLE 2 (ALLSTATE PROVIDER EXTRA CONTRACTS)
The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time period indicated,

•	earned a 5% annual return on your investment,

•
surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period, and elected the Enhanced Death Benefit and Income Benefit Riders, and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).
The Example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,141	$1,988	$2,765	$4,767
Costs Based on Minimum Annual Portfolio Expenses	$984	$1,527	$2,012	$3,353

EXAMPLE 3 (ALLSTATE PROVIDER EXTRA CONTRACTS)
This example uses the same assumptions as Example 2 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$461	$1,393	$2,340	$4,767
Costs Based on Minimum Annual Portfolio Expenses	$304	$932	$1,587	$3,353

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.90% FOR ALLSTATE PROVIDER EXTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

12 PROSPECTUS

EXAMPLE 4 (ALLSTATE PROVIDER ULTRA CONTRACTS)
The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time period indicated,

•	earned a 5% annual return on your investment,

•	surrendered your Contract, or you began receiving income payments for a specified period of less tan 120 months, at the end of each time period,

•	elected the Enhanced Death Benefit and Income Benefit Riders, and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$956	$1,774	$2,608	$4,638
Costs Based on Minimum Annual Portfolio Expenses	$799	$1,311	$1,851	$3,202

EXAMPLE 5 (ALLSTATE PROVIDER ULTRA CONTRACTS)
This example uses the same assumptions as Example 4 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$446	$1,349	$2,268	$4,638
Costs Based on Minimum Annual Portfolio Expenses	$289	$886	$1,511	$3,202

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.75% FOR ALLSTATE PROVIDER ULTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

13 PROSPECTUS

FINANCIAL INFORMATION
To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the “ACCUMULATION UNIT”. Each Variable Sub-Account has a separate value for its Accumulation Units which we call “ACCUMULATION UNIT VALUE.” Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
The financial statements of Allstate and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800- 755-5275.
THE CONTRACT
CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

•	the investment alternatives during the Accumulation and Payout Phases,

•	the amount and timing of your purchase payments and withdrawals,

•	the programs you want to use to invest or withdraw money,

•	the income payment plan you want to use to receive retirement income,

•	the Annuitant (either yourself or someone else) on whose life the income payments will be based,

•	the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

•	any other rights that the Contract provides.
If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits section. The maximum age of any Contract owner on the date we receive the completed application for each Contract is as follows:

•	90 - Allstate Provider Advantage

•	90 - Allstate Provider Ultra

•	80 - Allstate Provider Extra
You may change the Contract owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.
Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, (“Code”) may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.
You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit you to name a joint annuitant when you elect an Income Plan. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:
(i) the youngest Contract owner; otherwise,
(ii) the youngest Beneficiary.
The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:

•	90 - Allstate Provider Advantage

•	90 - Allstate Provider Ultra

•	80 - Allstate Provider Extra

14 PROSPECTUS

BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries the new Beneficiary will be:

•	your spouse or, if he or she is no longer alive,

•	your surviving children equally, or if you have no surviving children,

•	your estate.
If one or more Beneficiaries survive you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.
If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary. If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
MODIFICATION OF THE CONTRACT
Only a Allstateofficer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

15 PROSPECTUS

PURCHASES
MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $5,000 ($2,000 for Contracts issued within an IRA or TSA). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. The most we will accept without our prior approval is $1,000,000. We reserve the right to limit the availability of investment alternatives. We also reserve the right to reject any application.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.
We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “VALUATION DATES.” Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
CREDIT ENHANCEMENT (ALLSTATE PROVIDER EXTRA CONTRACTS ONLY)
Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment.
We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment (except that any portion of the Credit Enhancement corresponding to the value in any Fixed Account Option will instead be allocated to the Money Market Variable Sub-account). Thereafter you may instruct us to allocate these funds to any investment alternative you choose.
Credit Enhancements are treated as “earnings” for purposes of determining withdrawal charges and free withdrawal amounts on surrenders and partial withdrawals. Similarly, we do not consider Credit Enhancements to be investments in the Contract for income tax purposes.
We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See “Expenses.” Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.
RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us.

If you exercise this “RIGHT TO CANCEL,” the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss including the deduction of mortality and expense risk charges and administrative expense charges that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.

16 PROSPECTUS

For ALLSTATE PROVIDER EXTRA CONTRACTS, the amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the Credit Enhancement.
In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.
CONTRACT VALUE
On the Issue Date, the Contract Value is equal to:

•	your initial purchase payment for ALLSTATE PROVIDER ADVANTAGE CONTRACTS and ALLSTATE PROVIDER ULTRA CONTRACTS

•	your initial purchase payment plus the Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS.
Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For ALLSTATE PROVIDER EXTRA CONTRACTS, we would also credit an additional 40 Accumulation Units of that Variable Sub-Account to your Contract to reflect the 4% Credit Enhancement on your purchase payment.
See “Credit Enhancement.” Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

•	changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

•
the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), Enhanced Earnings Death Benefit charges (if applicable) and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.
We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Income Benefit Rider,* and the Enhanced Death Benefit Rider with the Income Benefit* Rider.
YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE

ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.

17 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
You may allocate your purchase payments to up to 46 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.
For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO	EACH PORTFOLIO SEEKS	ADVISOR
AIM VARIABLE INSURANCE FUNDS

AIM V.I. Aggressive Growth Fund—Series I	Long-term growth of capital

AIM V.I. Balanced Fund—Series I	Achieve as high a total return as possible, consistent with preservation of capital

AIM V.I. Capital Appreciation Fund—Series I	Growth of capital

AIM V.I. Core Equity Fund—Series I	Growth of capital	A I M ADVISORS, INC.

AIM V.I. Dent Demographic Trends Fund—Series I	Long-term growth of capital

AIM V.I. Diversified Income Fund—Series I	A high level of current income

AIM V.I. Growth Fund—Series I	Growth of capital

AIM V.I. International Growth Fund—Series I	Long-term growth of capital

AIM V.I. Premier Equity Fund—Series I	Long-term growth of capital. Income is a secondary objective
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX FUND; AND THE DREYFUS VARIABLE INVESTMENT FUND (COLLECTIVELY, THE DREYFUS FUNDS)

The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	Capital growth and, secondarily, current income

Dreyfus Stock Index Fund -Initial Shares	To match the total return of the Standard & Poor’s 500 Composite Stock Price Index	THE DREYFUS CORPORATION

Dreyfus VIF Growth & Income Portfolio-Initial Shares	Long-term capital growth, current income and growth of income, consistent with reasonable investment risk

Dreyfus VIF Money Market Portfolio	A high level of current income as is consistent with the preservation of capital and the maintenance of liquidity
FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Fidelity VIP Asset Manager Growth(R) Portfolio-Service Class 2	To maximize total return by allocating assets among stocks, bonds, short-term instruments and other investments

Fidelity VIP Contrafund(R) Portfolio – Service Class 2	Long-term capital appreciation	FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity VIP Equity-Income Portfolio – Service Class 2	Reasonable income

Fidelity VIP Growth Portfolio – Service Class 2	Capital appreciation
Fidelity VIP High High level of current income while Income Portfolio—also considering growth of capital Service Class 2

18 PROSPECTUS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FTVIP Franklin Small Long-term capital growth Cap Fund—Class 2/(1)/		FRANKLIN ADVISERS, INC.

FTVIP Mutual Shares Securities Fund—Class 2	Capital appreciation. Secondary goal is income	FRANKLIN MUTUAL ADVISERS, LLC

FTVIP Templeton Developing Markets Securities Fund—Class 2	Long-term capital appreciation	TEMPLETON ASSET MANAGEMENT LTD.

FTVIP Templeton Foreign Securities Fund—Class 2	Long-term capital growth	TEMPLETON INVESTMENT COUNSEL, LLC

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs VIT CORE(SM) Small Cap Equity Fund	Long term growth of capital	GOLDMAN SACHS ASSET

Goldman Sachs VIT CORE(SM) U.S. Equity Fund	Long-term growth of capital and dividend income	MANAGEMENT, L.P.

MFS(R)VARIABLE INSURANCE TRUST-(SM)-

MFS Emerging Growth Series—Service Class	Long-term growth of capital

MFS Investors Trust Series—Service Class	Long-term growth of capital with a secondary objective to seek reasonable current income	MFS/TM/ INVESTMENT MANAGEMENT

MFS New Discovery Series—Service Class	Capital appreciating

MFS Research Series—Service Class	Long-term growth of capital and future income

MFS Utility Series—Service Class	Capital growth and current income

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Aggressive Growth Fund/VA	Capital appreciation

Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies.	OPPENHEIMERFUNDS, INC.

Oppenheimer Global Securities Fund/VA	Long-term capital appreciation

Oppenheimer Main Street Fund/VA	High total return, which includes growth in the value of its shares as well as current income, from equity and debt securities

Oppenheimer Strategic Bond Fund/VA	High level of current income

PUTNAM VARIABLE TRUST

Putnam VT Growth and Capital growth and current income. Income Fund—Class IB

Putnam VT Growth Opportunities Fund—Class IB	Capital appreciation.

Putnam VT Health Sciences Fund—Class IB	Capital appreciation.	PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam VT International Equity Fund—Class IB	Capital appreciation.

Putnam VT New Value Fund—Class IB	Long-term capital appreciation.

Putnam VT Research Fund—Class IB	Capital appreciation.

19 PROSPECTUS

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Van Kampen UIF Core Plus Fixed Income Portfolio—Class I	Above-average total return over a market cycle of three to five years

Van Kampen UIF Equity Long-term capital appreciation by Growth Portfolio—investing primarily in growth-oriented Class I/(3)/ equity securities of large capitalization companies

Van Kampen UIF Global Value Equity Portfolio—Class I	Long-term capital appreciation	VAN KAMPEN/(2//)/

Van Kampen UIF U.S. Mid Cap Value Portfolio—Class I /(4,5)/	Above-average total return over a market cycle of three to five years

Van Kampen UIF U.S. Real Estate Portfolio —Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts
Van Kampen UIF Value Above-average total return over a Portfolio—Class I market cycle of three to five years

*	A portfolio’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval.

(1)	Sub-advised by Fidelity Management & Research Company

(2)	Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

(3)	Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio, Class I.

(4)
Effective September 30, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Core Portfolio to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Effective April 30, 2004, the LSA Mid Cap Value Fund was merged into the Van Kampen UIF Mid Cap Value Portfolio, Class I.
VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.
AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

20 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 Dollar Cost Averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Dollar Cost Averaging Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION (“SHORT TERM DCA FIXED ACCOUNT OPTION”). We will credit interest to purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) you allocate to this Option for up to six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.
We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 6 equal monthly installments. Further, you must transfer each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) and associated interest out of this Option by means of Dollar Cost Averaging within 6 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.
For each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the money market Variable Sub-Account until we receive a different allocation instruction. Transferring Contract Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 25.
EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish an Extended Short Term Dollar Cost Averaging Program by allocating purchase payments to the EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION (“EXTENDED SHORT TERM DCA FIXED ACCOUNT OPTION”). We will credit interest to purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) you allocate to this Option for up to twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.
We will follow your instructions in transferring amounts monthly from the Extended Short Term DCA Fixed Account Option. However, you may not choose less than 7 or more than 12 equal monthly installments. Further, you must transfer each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) and associated interest out of this Option by means of dollar cost averaging within 12 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the money market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Extended Short Term DCA Fixed Account.
For each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the money market Variable Sub-Account until we receive a different allocation instruction. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 25.
At the end of the transfer period, any nominal amounts remaining in the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account will be allocated to the Money Market Variable Sub-Account.

INVESTMENT RISK
We bear the investment risk for all amounts allocated to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

21 PROSPECTUS

We may declare more than one interest rate for different monies based upon the date of allocation to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-755-5275.
GUARANTEE PERIODS
The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. Each purchase payment (plus the appropriate portion of the Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.
Each purchase payment or transfer allocated to a Guarantee Period must be at least $50.
We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.
INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate at 1-800-755-5275.
HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:
Purchase Payment (and Credit Enhancement for Allstate Provider Extra

Contracts)	$10,000
Guarantee Period	5 years
Annual Interest Rate	4.50%

	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5
Beginning Contract Value	$10,000.00
^ (1 ^ Annual Interest Rate)	1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
^ (1 ^ Annual Interest Rate)		1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
^ (1 ^ Annual Interest Rate)			1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
^ (1 ^ Annual Interest Rate)				1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
^ (1 ^ Annual Interest Rate)					1.045
					$12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82
($12,461.82 - $10,000.00)

22 PROSPECTUS

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.
RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1)
Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2)
Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3)
Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4)
Withdraw all or a portion of your money. A withdrawal charge may apply (for ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable.

If you choose option 3 or 4 above, we will pay interest from the date the previous Guarantee Period expired until the date of the transfer or withdrawal as applicable. The interest rate will be the then current rate we are crediting for a Guarantee Period of the same length as the previous Guarantee Period. Amounts not withdrawn or transferred will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.
MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the “Death Benefit Amount” section below. We will not apply a Market Value Adjustment to a withdrawal you make:

•	within the Free Withdrawal Amount as described below,

•	that qualify for one of the waivers as described on page 24-25,

•	to satisfy the IRS minimum distribution rules for the Contract, or

•	within one year after the date of the death of the Owner as the surviving spouse continuing the Contract (limit one withdrawal only).
We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. “TREASURY RATE” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.
The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment, any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and any premium taxes and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without a Market Value Adjustment. Unused portions of this Free Withdrawal Amount are not carried forward to future Contract Years.
Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market
Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

23 PROSPECTUS

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.
The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.
INVESTMENT ALTERNATIVES: TRANSFERS
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge (up to 0.50% of the amount transferred for ALLSTATE PROVIDER EXTRA CONTRACTS) on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. After 6 months from the Payout Start Date, you may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING AND EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

24 PROSPECTUS

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under “Trading Limitations” consistent with applicable law and the Contract. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances. We will apply these limitations on a uniform basis to all Contract owners we determine have engaged in market timing or excessive trading.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing (“Prohibited Trading Practices”), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any sub-account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares. We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

SHORT-TERM TRADES
All transfers involving the purchase or redemption of mutual fund shares by the Variable Account may be subject to restrictions or requirements imposed by the underlying Portfolios. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a Variable Sub-Account that occur within a certain number of days following the date of allocation to the Variable Sub-Account, but will only apply to those Sub-Accounts corresponding to underlying Portfolios that explicitly require the assessment of such fees.
DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Short Term Dollar Cost Averaging Fixed Account, or the Extended Short Term Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.
We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our “AUTOMATIC PORTFOLIO REBALANCING PROGRAM”, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Core Equity Variable Sub-Account. Over the next 2 months the bond market does very well relative to the stock market. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Core Equity Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

25 PROSPECTUS

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
EXPENSES
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies.
We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

•	your Contract Value equals $50,000 or more, or

•	all money is allocated to the Fixed Account.
After the Payout Start Date, we will waive the charge if the Contract Value is $50,000 or more as of the Payout Start Date.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

•	1.45% for ALLSTATE PROVIDER ADVANTAGE CONTRACTS

•	1.25% for ALLSTATE PROVIDER ULTRA CONTRACTS

•	1.40% for ALLSTATE PROVIDER EXTRA CONTRACTS
If you select the Income Benefit Rider* or the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.25% for the Rider. If you select both the Income Benefit Rider* and the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.50% for these Riders.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.
The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE PROVIDER EXTRA CONTRACTS. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Income Benefit Rider to compensate us for the additional risk that we accept by providing these Riders.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit and the Income Benefit will cease.
ENHANCED EARNINGS DEATH BENEFIT RIDER FEE
If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge from your Contract Value on each Contract Anniversary during the Accumulation Phase. The annual charge is calculated as a percentage of your Contract Value on the Contract Anniversary and is based on the oldest Contract owner’s age on the Rider Application Date (described below) as follows:

Age	Annual Charge
0-55	0.10%
56-65	0.20%
66-75	0.35%

26 PROSPECTUS

We first deduct this annual fee from the Variable Sub-Accounts on a pro rata basis. If the Contract Value in the Variable Sub-Accounts is not sufficient to cover the charge, we will deduct the remaining charge from the Guarantee Periods, beginning with the oldest Guarantee Period. On the first Contract Anniversary after we issue the Rider, we will deduct the Rider charge pro rated to reflect the number of complete months the Rider was in effect during such Contract Year. Also, if you surrender your Contract, we will deduct the Rider charge (multiplied by the Contract Value immediately prior to the surrender) pro rated to reflect the number of complete months the Rider was in effect during the current Contract Year.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.
WITHDRAWAL CHARGE (ALLSTATE PROVIDER ULTRA AND ALLSTATE PROVIDER EXTRA CONTRACTS ONLY) We may assess a withdrawal charge from the purchase payment(s) you withdraw.
The amount of the charge will depend on the number of Contract Years that have elapsed since we received the purchase payment being withdrawn. The Contracts differ in the following respects:
ALLSTATE PROVIDER ULTRA CONTRACTS
We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% over a 7 year period that begins on the day we receive your payment. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 10. During each Contract Year, you can withdraw up to 15% of your purchase payments without paying the charge. Unused portions of this “Free Withdrawal Amount” are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.
ALLSTATE PROVIDER EXTRA CONTRACTS
We may assess a withdrawal charge of up to 8% of the purchase payment(s) you withdraw. The charge declines to 0% over an 8 year period that begins on the day we receive your payment. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 10. During each Contract Year, you can withdraw up to 15% of your purchase payments, excluding Credit Enhancements, without paying the charge. Unused portions of this “Free Withdrawal Amount” are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. Credit Enhancements are not considered purchase payments when determining the Free Withdrawal Amount.
BOTH ALLSTATE PROVIDER ULTRA AND ALLSTATE PROVIDER EXTRA CONTRACTS
For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.
We do not apply a withdrawal charge in the following situations:

•	on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

•	withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

•	withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE PROVIDER EXTRA CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distributional expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fees described above, to make up any difference.
Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer (up to 0.50% of the amount transferred for ALLSTATE PROVIDER EXTRA CONTRACTS) after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

27 PROSPECTUS

CONFINEMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1)
You or the Annuitant, if the Contract owner is not a living person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2)	You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant’s stay at the long term care facility or hospital; and

3)	A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).
You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant’s immediate family, is the physician prescribing your or the Annuitant’s stay in a long term care facility.
TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if:

1.	you or the Annuitant (if the Contract owner is not a living person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2.	you claim this benefit and deliver adequate proof of diagnosis to us.
UNEMPLOYMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1.	you or the Annuitant, (if the Contract owner is not a living person), become unemployed at least one year after the Issue Date;

2.	you or the Annuitant, (if the Contract owner is not a living person), receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3.	you or the Annuitant, (if the Contract owner is not a living person), claim this benefit within 180 days of your or the Annuitant’s initial receipt of unemployment compensation.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.
OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of maximum or minimum Portfolio annual expenses, see page 11. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative distribution and/or other services we provide to the Portfolios.

28 PROSPECTUS

ACCESS TO YOUR MONEY
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See “Income Plans” on page 30.
The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment less any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), contract maintenance charges, Enhanced Earnings Death Benefit Rider fee (if applicable), income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You can withdraw money from the Variable Account or the Fixed Account Options.
To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only) and premium taxes.
You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Variable Sub-Accounts according to the value of your investments therein.
In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
If you request a total withdrawal, we may require you to return your Contract to us.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1.	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.	An emergency exists as defined by the SEC; or

3.	The SEC permits delay for your protection.
In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.
We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less any withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only) and any other applicable charges and taxes.

29 PROSPECTUS

INCOME PAYMENTS
PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

•	at least 30 days after the Issue Date; and

•	no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.
After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plans.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:

•	fixed income payments;

•	variable income payments; or

•	a combination of the two.
The three Income Plans are:
INCOME PLAN 1—LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
INCOME PLAN 2—JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
INCOME PLAN 3—GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only). We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.
The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case, you may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only). We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

30 PROSPECTUS

We may make other Income Plans available.
You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.
You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.
We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

•	pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

•	reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.
In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
We reserve the right to make other assumed investment rates available under each Contract.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1.	adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2.	deducting any applicable premium tax; and

3.	applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
INCOME BENEFIT RIDER
QUALIFICATIONS. Effective January 1, 2004, we ceased offering the Income Benefit Rider (except in a limited number of states). The following describes the Income Benefit Rider for Contract Owners who elected the option prior to January 1, 2004. To qualify for the income benefit payments under this Rider, you must meet the following requirements as of the Payout Start Date:

•	You must elect a Payout Start Date that is on or after the 10th anniversary of the date this Rider was made a part of your Contract (“RIDER DATE”);

•	The Payout Start Date must be prior to the oldest Annuitant’s 90/TH/ birthday;

•	The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

•	You must elect to receive fixed income payments, which will be calculated using the guaranteed payout rates listed in your Contract; and

•	The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

•	10 years, if the youngest Annuitant’s age is 80 or less on the Payout Start Date, or

•	5 years, if the youngest Annuitant’s age is greater than 80 on the Payout Start Date.
If, however, you apply the Contract Value and not the Income Benefit to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to variable and/or fixed income payment options, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Rider may not be appropriate.

31 PROSPECTUS

Prior to the Payout Start Date, the Income Benefit Rider will terminate and charges for this Rider will cease when the Contract terminates. The mortality and expense risk charge for this Rider will cease on the Payout Start Date.
ALLSTATE PROVIDER ULTRA CONTRACTS ONLY:
The Income Benefit Rider will no longer be in effect and the mortality and expense charge for the Rider will end upon the change of the named Annuitant for reasons other than death.
INCOME BASE
The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider (“GUARANTEED INCOME BENEFIT”) and does not provide a Contract Value or guarantee performance of any investment option. On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, the Income Base plus any subsequent purchase payments (and Credit Enhancements for Allstate Provider Extra Contracts) and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the earlier of the Payout Start Date, or the first day of the month after the oldest Contract owner’s (Annuitant, if the Contract owner is not a living person) 85th birthday.
WITHDRAWAL ADJUSTMENT
The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where:
(a) = the withdrawal amount
(b) = the Contract Value immediately prior to the withdrawal, and
(c) = the most recently calculated Income Base.
The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described on page 30.
On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit or the income payment provided in the payout phase section of your Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

32 PROSPECTUS

DEATH BENEFITS
We will pay a death benefit prior to the Payout Start Date on:

1.	the death of any Contract owner or,

2.	the death of the Annuitant, if the Contract is owned by a non-living person.
We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract owner.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary that remain in the investment alternatives are subject to investment risk.
A complete request for payment of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as “Due Proof of Death”:

•	a certified copy of a death certificate,

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

•	any other proof acceptable to us.
DEATH BENEFIT AMOUNT. Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1.	the Contract Value as of the date we determine the value of the death benefit, or

2.	the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3.
the highest amount computed by taking the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

A “Death Benefit Anniversary” is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.
In calculating the Settlement Value when a death benefit is paid, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro-rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges as described under “Expenses—Contract Maintenance Charge” on page 26.
The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a) = is the withdrawal amount;
(b) = is the Contract Value immediately prior to the withdrawal; and
(c) = is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments (and Credit Enhancements for Allstate Provider Extra Contracts) or withdrawals made since that Anniversary.
If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
We reserve the right to extend the 180-day period on a non-discriminatory basis.
ENHANCED DEATH BENEFIT RIDER
For Contract owners and Annuitants up to and including age 80 as of the date we receive the completed application or a written request to add this rider, whichever is later (“Rider Application Date”), the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract owner is a living individual, the Enhanced Death Benefit applies only upon the death of the Contract owner. If the Contract owner is not a living individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the Enhanced Death Benefit. The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

33 PROSPECTUS

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
If the Owner is a living person, the Enhanced Death Benefit is payable and the Rider will terminate and the mortality and expense charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-living person, the Enhanced Death Benefit is payable and the Rider will terminate and charges for the Rider will cease upon the death of the Annuitant.
The Enhanced Death Benefit Rider and charges for the Rider will terminate:

•	when the Contract owner is changed for reasons other than death;

•	if the Contract owner is a non-living person, when the Annuitant is changed for reasons other than death; or

•	on the Payout Start Date.
The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.
ENHANCED DEATH BENEFIT A. On the date we issue the Rider (“RIDER DATE”), Enhanced Death Benefit A is equal to the Contract Value on that date. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional purchase payment or a partial withdrawal.
Additional purchase payments will increase the Enhance Death Benefit A dollar-for-dollar by the amount of the purchase payment (plus Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS). Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described below.
We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

•	the date we determine the death benefit; or

•
the first Contract Anniversary following the oldest Contract owner’s or, if the Contract owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61/ST/ month following the Rider Date, whichever is later.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.
The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:
(a) = is the withdrawal amount,
(b) = is the Contract Value immediately prior to the withdrawal, and
(c) = the most recently calculated Enhanced Death Benefit A.
ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments (and Credit Enhancements under ALLSTATE PROVIDER EXTRA CONTRACTS) and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% per year until the earlier of:

•	the date we determine the death benefit; or

•
the first day of the month following the oldest Contract owner’s or, if the Contract owner is not a living person, the Annuitant’s 80/TH/ birthday, or the first day of the 61/ST/ month following the Rider Date, whichever is later.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:
(a) = the withdrawal amount,
(b) = is the Contract Value immediately prior to the withdrawal, and
(c) = is the most recently calculated Enhanced Death Benefit B.
After age 80, or the first day of the 61/ST/ month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.
SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND ALLSTATE PROVIDER EXTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, the Enhanced Death Benefit Rider and the mortality and expense risk charge for this Rider will terminate if your spouse is over age 80 on the date the Contract is continued. If the Enhanced Death Benefit Rider does continue, then the following conditions will apply:

•	The Contract Value on the date the Contract is continued will equal the death benefit amount;

•	Enhanced Death Benefit A will continue to be recalculated for purchase payments, withdrawals, and on Contract Anniversaries after the date the Contract is continued until the earlier of:

1.	the first Contract Anniversary after the oldest new Owner’s 80th birthday. After age 80, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals; or

2.	the date we determine the death benefit;

34 PROSPECTUS

unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

•
The amount of the Enhanced Death Benefit B as of the date the Contract is continued and any subsequent purchase payments (and Credit Enhancements under ALLSTATE PROVIDER EXTRA CONTRACTS) and less any subsequent withdrawal adjustments will accumulate daily at a rate equivalent to 5% per year after the date the Contract is continued, until the earlier of:

1.	the first day of the month following the oldest new Owner’s 80th birthday. After age 80, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

2.	the date we determine the death benefit;
unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.
SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ULTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, on the date the Contract is continued, the Rider Date will be reset to the date the Contract is continued.
ENHANCED EARNINGS DEATH BENEFIT RIDER
For Contract owners and Annuitants up to and including age 75 as of the Rider Application Date, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.
The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.
If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
If the Contract owner is a living person, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract owner. If the Contract owner is not a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Annuitant. If the Owner is a living person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-living person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Annuitant.
The Enhanced Earnings Death Benefit Rider and the annual charge for the rider will terminate:

•	when the Contract owner is changed for reasons other than death;

•
if your spouse continues the Contract as described below, and the oldest new Contract owner (your spouse in the case of ALLSTATE PROVIDER ULTRA CONTRACTS) is over age 75 on the date the Contract is continued, (or if your spouse elects to terminate the Rider).

•	if the Contract owner is a non-living person, when the Annuitant is changed for reasons other than death or when the Annuitant dies; or

•	on the Payout Start Date.

ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND ALLSTATE PROVIDER EXTRA CONTRACTS:
Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

•
The lesser of 80% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person), or 40% of In-Force Earnings, calculated as of the date we receive due proof of death.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

•
The lesser of 60% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or annuitant is the Owner is a non-living person), or 30% of In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

•
The lesser of 40% of In-Force Premium (excluding purchase payments made after the Rider Application Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person), or 20% of In-Force Earnings, calculated as of the date we receive due proof of death.

ALLSTATE PROVIDER ULTRA CONTRACTS:
Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

35 PROSPECTUS

•
40% of the lesser of 200% of In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings. (“In-Force Earnings” are referred to as “Death Benefit Earnings” in the ALLSTATE PROVIDER ULTRA CONTRACTS, but we use the term “In-Force Earnings” in this prospectus for convenience).

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

•	30% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

•	20% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force earnings.
ALL CONTRACTS:
For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:
In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive a complete request for settlement of the death benefit. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under “Death Benefit Payments” below.
SPOUSAL CONTINUATION. If you elected the Enhanced Earnings Death Benefit Rider, and your spouse continues the Contract as described below, the Enhanced Earnings Death Benefit Rider and the annual charge for this Option will terminate if the oldest new Contract owner is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Rider. If the Enhanced Earnings Death Benefit Rider is not terminated, on the date the Contract is continued, the Rider Date for this Rider will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract owner (surviving spouse for Allstate Provider Ultra Contracts) on the new Rider Date will be used to determine the Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the oldest Contract owner (surviving spouse for ALLSTATE PROVIDER ULTRA CONTRACTS) will be used to determine the annual charge for the Rider after the new Rider Date.
The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix C.
DEATH BENEFIT PAYMENTS
If the sole new Contract Owner is your spouse, the new Contract Owner may:

1)	elect to receive the death benefit in a lump sum, or

2)	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the new Contract Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

•	over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.
If your spouse does not elect one of the options above the Contract will continue in the Accumulation Phase as if the death had not occurred. If the contract is continued in the Accumulation Phase, the following conditions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we received a complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time).

36 PROSPECTUS

Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-Account.
Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

(i)	transfer all or a portion of the excess among the Variable Sub-Accounts;

(ii)	transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

(iii)	transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guarantee Maturity Fixed Account.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Market Value Adjustment or withdrawal charge. Only one spousal continuation is allowed under this Contract.
If the new Contract Owner is not your spouse but is a living person, or if there are multiple living new Contract Owners, the new Contract Owner may:

1)	elect to receive the death benefit in a lump sum, or

2)	elect to apply the death benefit to an Income Plan.
Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the new Contract Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

•	over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.
If the new Contract Owner does not elect one of the options above then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers section of the Contract during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived for any withdrawals made during this 5 year period; however, amounts withdrawn may be subject to a Market Value Adjustment.
If the new Contract Owner dies prior to the receiving all of the Contract Value, then the new Contract Owner’s named beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Contract Owner’s death.

If the new Contract Owner is a corporation, trust, or other non- living person:

(a)	The new Contract Owner may elect to receive the death benefit in a lump sum; or

(b)
If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived during this 5 year period.
We reserve the right to offer additional options upon the death of the Contract Owner.
If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the death benefit is paid.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

37 PROSPECTUS

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:

(a)	The Contract owner may elect to receive the death benefit in a lump sum; or

(b)
If the Contract owner does not elect the above option, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived during this 5 year period; however, amounts withdrawn may be subject to a Market Value Adjustment.
We reserve the right to offer additional options upon the death of the Annuitant.
Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
MORE INFORMATION
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 is a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook”) issued the Contract. Effective January 1, 2005, Glenbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate acquired from Glenbrook all of the Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all contracts issued by Glenbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

38 PROSPECTUS

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.
CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
THE CONTRACT
DISTRIBUTION. ALFS, Inc. (“ALFS”), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended (“EXCHANGE ACT”), and is a member of the NASD, Inc.
We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Allstatedoes not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.
ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.
We provide the following administrative services, among others:

•	issuance of the Contracts;

•	maintenance of Contract owner records;

•	Contract owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract owner reports.

39 PROSPECTUS

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.
We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life and Annuity Company no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate’s right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.

40 PROSPECTUS

TAXES
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year.

Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

41 PROSPECTUS

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.
TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.
WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

•	if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

•	if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.

42 PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or becoming totally disabled,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made under an immediate annuity, or

•	attributable to investment in the Contract before August 14, 1982.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.
PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.
TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.
AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

43 PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

•	Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

•	Roth IRAs under Section 408A of the Code;

•	Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

•	Tax Sheltered Annuities under Section 403(b) of the Code.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored retirement plan.
In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.
TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.
REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the

Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.
PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

44 PROSPECTUS

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs), and

•	made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity.
ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.

45 PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.
ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.
TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.
TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.

46 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
Allstate Life’s annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference which means that they are legally a part of this prospectus.
After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.
Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.
We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC’s “EDGAR” system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC’s Public Reference Room, call 1-800-SEC-0330.
If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. BOX 80469, LINCOLN, NE 68501-0469 (telephone:
1-800-755-5275).

47 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (BASE CONTRACT)
The following tables show the Accumulation Unit Values for each of the Variable Sub-Accounts for base Contracts without any optional benefit and Contracts with the Enhanced Death Benefit and Income Benefit. These two tables represent the lowest and highest combination of charges that affect Accumulation Unit Values available under the Contracts. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for Contracts with all other optional benefits, or available combination thereof. Please contact us at 1-800-755-5275 to obtain a copy of the Statement of Additional Information.
ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$10.665	$8.120	$10.126
Accumulation Unit Value, End of Period	$10.665	$8.120	$10.126	$9.933
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.292	$9.216	$10.557
Accumulation Unit Value, End of Period	$11.292	$9.216	$10.557	$10.487
Number of Units Outstanding, End of Period	0	0	0	2,115
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.619	$9.397	$11.983
Accumulation Unit Value, End of Period	$12.619	$9.397	$11.983	$11.476
Number of Units Outstanding, End of Period	1,667	2,284	2,118	0
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.391	$10.298	$12.614
Accumulation Unit Value, End of Period	$12.391	$10.298	$12.614	$12.640
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$11.041	$7.369	$9.974
Accumulation Unit Value, End of Period	$11.041	$7.369	$9.974	$9.479
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DIVERSIFIED INCOME—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$9.776	$9.845	$10.589
Accumulation Unit Value, End of Period	$9.776	$9.845	$10.589	$10.857
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.629	$7.903	$10.211
Accumulation Unit Value, End of Period	$11.629	$7.903	$10.211	$9.875
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. INTERNATIONAL GROWTH—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$10.217	$8.482	$10.777
Accumulation Unit Value, End of Period	$10.217	$8.482	$10.777	$11.476
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.853	$8.138	$10.021
Accumulation Unit Value, End of Period	$11.853	$8.138	$10.021	$9.655
Number of Units Outstanding, End of Period	1,836	3,537	3,100	3,083
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.525	$7.362	$9.133
Accumulation Unit Value, End of Period	$10.525	$7.362	$9.133	$8.807
Number of Units Outstanding, End of Period	0	0	0	0
DREYFUS STOCK INDEX—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.584	$8.089	$10.223
Accumulation Unit Value, End of Period	$10.584	$8.089	$10.223	$10.205
Number of Units Outstanding, End of Period	0	0	0	0

48 PROSPECTUS

DREYFUS VIF GROWTH & INCOME—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.719	$7.880	$9.819
Accumulation Unit Value, End of Period	$10.719	$7.880	$9.819	$9.508
Number of Units Outstanding, End of Period	0	0	0	0
DREYFUS VIF MONEY MARKET—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.010	$9.999	$9.913
Accumulation Unit Value, End of Period	$10.010	$9.999	$9.913	$9.845
Number of Units Outstanding, End of Period	0	4	100	96
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.615	$8.796	$10.654
Accumulation Unit Value, End of Period	$10.615	$8.796	$10.654	$10.365
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.425	$10.168	$12.833
Accumulation Unit Value, End of Period	$11.425	$10.168	$12.833	$13.387
Number of Units Outstanding, End of Period	0	793	793	792
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.703	$9.545	$12.219
Accumulation Unit Value, End of Period	$11.703	$9.545	$12.219	$12.304
Number of Units Outstanding, End of Period	180	4,978	4,673	4,648
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$12.424	$8.525	$11.125
Accumulation Unit Value, End of Period	$12.424	$8.525	$11.125	$10.457
Number of Units Outstanding, End of Period	1,314	2,524	1,659	1,653
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.165	$10.337	$12.900
Accumulation Unit Value, End of Period	$10.165	$10.337	$12.900	$13.321
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN SMALL CAP/ /—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$11.184	$7.852	$10.610
Accumulation Unit Value, End of Period	$11.184	$7.852	$10.610	$10.631
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.583	$6.396	—
Accumulation Unit Value, End of Period	$11.583	$6.396	$6.981	—
Number of Units Outstanding, End of Period	0	0	0	—
FTVIP MUTUAL SHARES SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.602	$9.204	$11.341
Accumulation Unit Value, End of Period	$10.602	$9.204	$11.341	$11.623
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.965	$10.779	$16.236
Accumulation Unit Value, End of Period	$10.965	$10.779	$16.236	$17.381
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.512	$8.428	$10.970
Accumulation Unit Value, End of Period	$10.512	$8.428	$10.970	$11.311

Number of Units Outstanding, End of Period	0	0	0	0
GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY*
Accumulation Unit Value, Beginning of Period	$10.000	$11.272	$9.436	$13.564
Accumulation Unit Value, End of Period	$11.272	$9.436	$13.564	$13.974
Number of Units Outstanding, End of Period	0	0	0	0
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY *
Accumulation Unit Value, Beginning of Period	$10.000	$10.570	$8.128	$10.361
Accumulation Unit Value, End of Period	$10.570	$8.128	$10.361	$10.765
Number of Units Outstanding, End of Period	0	0	0	0

49 PROSPECTUS

LSA CAPITAL GROWTH*/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.576	$7.872	—
Accumulation Unit Value, End of Period	$10.576	$7.872	$9.578	—
Number of Units Outstanding, End of Period	0	0	0	—
LSA DIVERSIFIED MID-CAP/**(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.767	—
Accumulation Unit Value, End of Period	—	$7.767	$10.165	—
Number of Units Outstanding, End of Period	—	0	0	—
LSA EQUITY GROWTH/*(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.504	$7.258	—
Accumulation Unit Value, End of Period	$10.504	$7.258	$8.823	—
Number of Units Outstanding, End of Period	0	0	0	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$12.752	$8.304	$10.622
Accumulation Unit Value, End of Period	$12.752	$8.304	$10.622	$10.363
Number of Units Outstanding, End of Period	0	221	209	202
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.545	$8.962	$10.750
Accumulation Unit Value, End of Period	$11.545	$8.962	$10.750	$10.671
Number of Units Outstanding, End of Period	0	1,539	1,538	1,537
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$13.155	$8.832	$11.603
Accumulation Unit Value, End of Period	$13.155	$8.832	$11.603	$10.664
Number of Units Outstanding, End of Period	355	1,202	944	972
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.948	$8.855	$10.842
Accumulation Unit Value, End of Period	$11.948	$8.855	$10.842	$10.978
Number of Units Outstanding, End of Period	0	730	794	794
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.020	$7.606	$10.151
Accumulation Unit Value, End of Period	$10.020	$7.606	$10.151	$11.297
Number of Units Outstanding, End of Period	35	747	676	632
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$11.554	$8.214	$10.156
Accumulation Unit Value, End of Period	$11.554	$8.214	$10.156	$10.689
Number of Units Outstanding, End of Period	182	1,538	1,537	1,535
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$12.235	$8.810	$11.357
Accumulation Unit Value, End of Period	$12.235	$8.810	$11.357	$11.053
Number of Units Outstanding, End of Period	576	4,510	3,833	3,819
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$12.373	$9.485	$13.355
Accumulation Unit Value, End of Period	$12.373	$9.485	$13.355	$13.528
Number of Units Outstanding, End of Period	82	517	516	515
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$11.480	$9.178	$11.450
Accumulation Unit Value, End of Period	$11.480	$9.178	$11.450	$11.383

Number of Units Outstanding, End of Period	2.061	8,915	7,786	7,751
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.384	$10.984	$12.768
Accumulation Unit Value, End of Period	$10.384	$10.984	$12.768	$13.082
Number of Units Outstanding, End of Period	0	1,146	832	807
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.385	$9.080	$11.387
Accumulation Unit Value, End of Period	$11.385	$9.080	$11.387	$11.493
Number of Units Outstanding, End of Period	0	131	0	0

50 PROSPECTUS

PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.249	$8.503	$10.301
Accumulation Unit Value, End of Period	$12.249	$8.503	$10.301	$9.605
Number of Units Outstanding, End of Period	0	1,402	1,401	1,400
PUTNAM VT HEALTH SCIENCES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.053	$8.668	$10.103
Accumulation Unit Value, End of Period	$11.053	$8.668	$10.103	$9.876
Number of Units Outstanding, End of Period	0	361	388	391
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$10.404	$8.432	$10.670
Accumulation Unit Value, End of Period	$10.404	$8.432	$10.670	$10.663
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.856	$9.851	$12.848
Accumulation Unit Value, End of Period	$11.856	$9.851	$12.848	$13.312
Number of Units Outstanding, End of Period	0	3,078	2,252	2,252
PUTNAM VT RESEARCH—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$12.955	$8.357	$10.312
Accumulation Unit Value, End of Period	$12.955	$8.357	$10.312	$9.941
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.905	$10.466	$10.782
Accumulation Unit Value, End of Period	$9.905	$10.466	$10.782	$10.997
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/***(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.818
Number of Units Outstanding, End of Period	—	—	—	0
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.382	$8.497	$10.788
Accumulation Unit Value, End of Period	$10.382	$8.497	$10.788	$10.871
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/*(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.078	$7.850	$10.936
Accumulation Unit Value, End of Period	$11.078	$7.850	$10.936	$11.139
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I**/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.971	$12.291
Accumulation Unit Value, End of Period	—	$8.971	$12.229	$14.079
Number of Units Outstanding, End of Period	—	0	0	0
VAN KAMPEN UIF VALUE—CLASS I */(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.795	$8.273	$10.291
Accumulation Unit Value, End of Period	$10.795	$8.273	$10.291	$11.582
Number of Units Outstanding, End of Period	0	0	0	0

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on September 21, 2001, except those indicated with one, two or three asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.45% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on November 1, 2001.
**	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
***	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.

51 PROSPECTUS

(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)	Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class
I.
Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account.***

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

52 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS)
ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$10.656	$8.072	$10.015
Accumulation Unit Value, End of Period	$10.656	$8.072	$10.015	$9.787
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.276	$9.156	$10.436
Accumulation Unit Value, End of Period	$11.276	$9.156	$10.436	$10.326
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.601	$9.336	$11.844
Accumulation Unit Value, End of Period	$12.601	$9.336	$11.844	$11.300
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.374	$10.231	$12.469
Accumulation Unit Value, End of Period	$12.374	$10.231	$12.469	$12.447
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$11.032	$7.326	$9.864
Accumulation Unit Value, End of Period	$11.032	$7.326	$9.864	$9.340
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DIVERSIFIED INCOME—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$9.768	$9.787	$10.473
Accumulation Unit Value, End of Period	$9.768	$9.787	$10.473	$10.697
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.613	$7.852	$10.094
Accumulation Unit Value, End of Period	$11.613	$7.852	$10.094	$9.724
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. INTERNATIONAL GROWTH—SERIES I*
Accumulation Unit Value, Beginning of Period	$10.000	$10.208	$8.432	$10.659
Accumulation Unit Value, End of Period	$10.208	$8.432	$10.659	$11.307
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.836	$8.085	$9.906
Accumulation Unit Value, End of Period	$11.836	$8.085	$9.906	$9.507
Number of Units Outstanding, End of Period	0	0	0	0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.516	$7.318	$9.033
Accumulation Unit Value, End of Period	$10.516	$7.318	$9.033	$8.677
Number of Units Outstanding, End of Period	0	0	0
DREYFUS STOCK INDEX—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.575	$8.041	$10.111
Accumulation Unit Value, End of Period	$10.575	$8.041	$10.111	$10.054
Number of Units Outstanding, End of Period	0	0	0	0
DREYFUS VIF GROWTH & INCOME—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.710	$7.833	$9.711
Accumulation Unit Value, End of Period	$10.710	$7.833	$9.711	$9.368
Number of Units Outstanding, End of Period	0	0	0	0

53 PROSPECTUS

DREYFUS VIF MONEY MARKET—INITIAL SHARES*
Accumulation Unit Value, Beginning of Period	$10.000	$10.002	$9.940	$9.804
Accumulation Unit Value, End of Period	$10.002	$9.940	$9.804	$9.700
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.606	$8.744	$10.537
Accumulation Unit Value, End of Period	$10.606	$8.744	$10.537	$10.212
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.409	$10.102	$12.685
Accumulation Unit Value, End of Period	$11.409	$10.102	$12.685	$13.182
Number of Units Outstanding, End of Period	575	575	574	0
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.686	$9.483	$12.078
Accumulation Unit Value, End of Period	$11.686	$9.483	$12.078	$12.116
Number of Units Outstanding, End of Period	0	616	608	0
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$12.406	$8.470	$10.997
Accumulation Unit Value, End of Period	$12.406	$8.470	$10.997	$10.297
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.150	$10.270	$12.751
Accumulation Unit Value, End of Period	$10.150	$10.270	$12.751	$13.117
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN SMALL CAP/ /—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$11.174	$7.805	$10.493
Accumulation Unit Value, End of Period	$11.174	$7.805	$10.493	$10.474
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.573	$6.359	—
Accumulation Unit Value, End of Period	$11.573	$6.359	$6.928	—
Number of Units Outstanding, End of Period	0	0	0	—
FTVIP MUTUAL SHARES SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.593	$9.150	$11.216
Accumulation Unit Value, End of Period	$10.593	$9.150	$11.216	$11.452
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.956	$10.715	$16.058
Accumulation Unit Value, End of Period	$10.956	$10.715	$16.058	$17.125
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2*
Accumulation Unit Value, Beginning of Period	$10.000	$10.503	$8.378	$10.850
Accumulation Unit Value, End of Period	$10.503	$8.378	$10.850	$11.144
Number of Units Outstanding, End of Period	0	0	0	0
GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY*
Accumulation Unit Value, Beginning of Period	$10.000	$11.262	$9.380	$13.415
Accumulation Unit Value, End of Period	$11.262	$9.380	$13.415	$13.768
Number of Units Outstanding, End of Period	0	0	0	0

54 PROSPECTUS

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY *
Accumulation Unit Value, Beginning of Period	$10.000	$10.562	$8.080	$10.247
Accumulation Unit Value, End of Period	$10.562	$8.080	$10.247	$10.607
Number of Units Outstanding, End of Period	0	0	0	0
LSA CAPITAL GROWTH*/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.568	$7.825	—
Accumulation Unit Value, End of Period	$10.568	$7.825	$9.473	—
Number of Units Outstanding, End of Period	0	0	0	—
LSA DIVERSIFIED MID-CAP/**(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.741	—
Accumulation Unit Value, End of Period	—	$7.741	$10.079	—
Number of Units Outstanding, End of Period	—	0	0	—
LSA EQUITY GROWTH/*(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.496	$7.215	—
Accumulation Unit Value, End of Period	$10.496	$7.215	$8.726	—
Number of Units Outstanding, End of Period	0	0	0	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$12.734	$8.250	$10.500
Accumulation Unit Value, End of Period	$12.734	$8.250	$10.500	$10.204
Number of Units Outstanding, End of Period	0	0	0	0
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.529	$8.904	$10.626
Accumulation Unit Value, End of Period	$11.529	$8.904	$10.626	$10.508
Number of Units Outstanding, End of Period	0	0	0	0
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$13.137	$8.775	$11.469
Accumulation Unit Value, End of Period	$13.137	$8.775	$11.469	$10.501
Number of Units Outstanding, End of Period	0	0	0	0
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.932	$8.798	$10.717
Accumulation Unit Value, End of Period	$11.932	$8.798	$10.717	$10.810
Number of Units Outstanding, End of Period	0	0	0	0
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.006	$7.556	$10.034
Accumulation Unit Value, End of Period	$10.006	$7.556	$10.034	$11.124
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$11.538	$8.161	$10.039
Accumulation Unit Value, End of Period	$11.538	$8.161	$10.039	$10.525
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$12.217	$8.752	$11.226
Accumulation Unit Value, End of Period	$12.217	$8.752	$11.226	$10.884
Number of Units Outstanding, End of Period	0	1,291	1,266	0
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$12.356	$9.423	$13.201
Accumulation Unit Value, End of Period	$12.356	$9.423	$13.201	$13.321

Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$11.464	$9.118	$11.318
Accumulation Unit Value, End of Period	$11.464	$9.118	$11.318	$11.209
Number of Units Outstanding, End of Period	0	0	0	0

55 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.369	$10.913	$12.621
Accumulation Unit Value, End of Period	$10.369	$10.913	$12.621	$12.882
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.369	$9.021	$11.256
Accumulation Unit Value, End of Period	$11.369	$9.021	$11.256	$11.317
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.232	$8.448	$10.183
Accumulation Unit Value, End of Period	$12.232	$8.448	$10.183	$9.458
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT HEALTH SCIENCES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.037	$8.612	$9.986
Accumulation Unit Value, End of Period	$11.037	$8.612	$9.986	$9.725
Number of Units Outstanding, End of Period	587	586	585	0
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$10.395	$8.383	$10.553
Accumulation Unit Value, End of Period	$10.395	$8.383	$10.553	$10.506
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.840	$9.787	$12.700
Accumulation Unit Value, End of Period	$11.840	$9.787	$12.700	$13.108
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT RESEARCH—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$12.936	$8.308	$10.199
Accumulation Unit Value, End of Period	$12.936	$8.308	$10.199	$9.795
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.897	$10.404	$10.663
Accumulation Unit Value, End of Period	$9.897	$10.404	$10.663	$10.835
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/***(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.797
Number of Units Outstanding, End of Period	—	—	—	0
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.373	$8.447	$10.670
Accumulation Unit Value, End of Period	$10.373	$8.447	$10.670	$10.711
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/*(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.068	$7.803	$10.816
Accumulation Unit Value, End of Period	$11.068	$7.803	$10.816	$10.975
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I**/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.941	$12.126
Accumulation Unit Value, End of Period	—	$8.941	$12.126	$13.907

Number of Units Outstanding, End of Period	—	0	0	0
VAN KAMPEN UIF VALUE—CLASS I */(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.786	$8.224	$10.801
Accumulation Unit Value, End of Period	$10.786	$8.224	$10.801	$11.412
Number of Units Outstanding, End of Period	0	0	0	0

56 PROSPECTUS

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on September 21, 2001, except those indicated with one, two or three asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.95% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on November 1, 2001.
**	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
***	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.
(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)
Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account.***

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

57 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (BASE CONTRACT)
ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.614	$8.085	$10.088
Accumulation Unit Value, End of Period	$10.614	$8.085	$10.088	$9.899
Number of Units Outstanding, End of Period	0	833	0	0
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.288	$8.401	$9.629
Accumulation Unit Value, End of Period	$10.288	$8.401	$9.629	$9.568
Number of Units Outstanding, End of Period	0	1,955	1,828	3,802
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.802	$8.049	$10.268
Accumulation Unit Value, End of Period	$10.802	$8.049	$10.268	$9.838
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.589	$8.805	$10.790
Accumulation Unit Value, End of Period	$10.589	$8.805	$10.790	$10.817
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.956	$7.316	$9.907
Accumulation Unit Value, End of Period	$10.956	$7.316	$9.907	$9.419
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DIVERSIFIED INCOME—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.846	$9.921	$10.675
Accumulation Unit Value, End of Period	$9.846	$9.921	$10.675	$10.950
Number of Units Outstanding, End of Period	0	393	896	868
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.460	$7.112	$9.194
Accumulation Unit Value, End of Period	$10.460	$7.112	$9.194	$8.894
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. INTERNATIONAL GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.184	$8.459	$10.754
Accumulation Unit Value, End of Period	$10.184	$8.459	$10.754	$11.455
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.503	$7.215	$8.889
Accumulation Unit Value, End of Period	$10.503	$7.215	$8.889	$8.568
Number of Units Outstanding, End of Period	0	0	0	0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.494	$7.343	$9.114
Accumulation Unit Value, End of Period	$10.494	$7.343	$9.114	$8.793
Number of Units Outstanding, End of Period	0	0	0	0

DREYFUS STOCK INDEX—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.555	$8.071	$10.205
Accumulation Unit Value, End of Period	$10.555	$8.071	$10.205	$10.191
Number of Units Outstanding, End of Period	0	1,023	3,032	3,032

58 PROSPECTUS

DREYFUS VIF GROWTH & INCOME—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.657	$7.838	$9.772
Accumulation Unit Value, End of Period	$10.657	$7.838	$9.772	$9.467
Number of Units Outstanding, End of Period	0	0	418	418
DREYFUS VIF MONEY MARKET—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.010	$10.005	$9.923
Accumulation Unit Value, End of Period	$10.010	$10.005	$9.923	$9.860
Number of Units Outstanding, End of Period	0	13,471	12,847	8,240
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.625	$8.809	$10.676
Accumulation Unit Value, End of Period	$10.625	$8.809	$10.676	$10.389
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.424	$9.281	$11.720
Accumulation Unit Value, End of Period	$10.424	$9.281	$11.720	$12.231
Number of Units Outstanding, End of Period	0	0	387	386
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.635	$8.678	$11.115
Accumulation Unit Value, End of Period	$10.635	$8.678	$11.115	$11.197
Number of Units Outstanding, End of Period	0	997	2,393	2,392
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.680	$7.333	$9.573
Accumulation Unit Value, End of Period	$10.680	$7.333	$9.573	$9.002
Number of Units Outstanding, End of Period	0	590	1,130	297
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.250	$10.429	$13.021
Accumulation Unit Value, End of Period	$10.250	$10.429	$13.021	$13.451
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN SMALL CAP/ /- CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.185	$7.857	$10.622
Accumulation Unit Value, End of Period	$11.185	$7.857	$10.622	$10.647
Number of Units Outstanding, End of Period	0	553	1,445	1,335
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.534	$6.373	—
Accumulation Unit Value, End of Period	$11.534	$6.373	$6.956	—
Number of Units Outstanding, End of Period	0	372	0	—
FTVIP MUTUAL SHARES SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.595	$9.203	$11.345
Accumulation Unit Value, End of Period	$10.595	$9.203	$11.345	$11.632
Number of Units Outstanding, End of Period	0	326	285	285
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.941	$10.761	$16.217
Accumulation Unit Value, End of Period	$10.941	$10.761	$16.217	$17.368
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.503	$8.425	$10.972
Accumulation Unit Value, End of Period	$10.503	8.425	$10.972	$11.318
Number of Units Outstanding, End of Period	0	0	0	0

59 PROSPECTUS

GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$11.320	$9.481	$13.636
Accumulation Unit Value, End of Period	$11.320	$9.481	$13.636	$14.053
Number of Units Outstanding, End of Period	0	2,076	2,128	2,029
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$10.541	$8.110	$10.343
Accumulation Unit Value, End of Period	$10.541	$8.110	$10.343	$10.751
Number of Units Outstanding, End of Period	0	0	0	0
LSA CAPITAL GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.541	$7.852	—
Accumulation Unit Value, End of Period	$10.541	$7.852	$9.555	—
Number of Units Outstanding, End of Period	0	385	252	—
LSA DIVERSIFIED MID-CAP/*(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.770	—
Accumulation Unit Value, End of Period	—	$7.770	$10.173	—
Number of Units Outstanding, End of Period	—	0	0	—
LSA EQUITY GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.467	$7.236	—
Accumulation Unit Value, End of Period	$10.467	$7.236	$8.801	—
Number of Units Outstanding, End of Period	0	808	1,708	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.867	$7.080	$9.061
Accumulation Unit Value, End of Period	$10.867	$7.080	$9.061	$8.843
Number of Units Outstanding, End of Period	0	0	0	0
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.377	$8.059	$9.671
Accumulation Unit Value, End of Period	$10.377	$8.059	$9.671	$9.604
Number of Units Outstanding, End of Period	0	452	766	634
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.635	$7.815	$10.272
Accumulation Unit Value, End of Period	$11.635	$7.815	$10.272	$9.445
Number of Units Outstanding, End of Period	0	574	963	903
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.615	$7.871	$9.642
Accumulation Unit Value, End of Period	$10.615	$7.871	$9.642	$9.766
Number of Units Outstanding, End of Period	0	0	0	0
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.167	$7.722	$10.311
Accumulation Unit Value, End of Period	$10.167	$7.722	$10.311	$11.479
Number of Units Outstanding, End of Period	0	3,654	3,339	3,076
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$10.684	$7.599	$9.401
Accumulation Unit Value, End of Period	$10.684	$7.599	$9.401	$9.897
Number of Units Outstanding, End of Period	0	1,801	3,605	3,139

60 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$10.670	$7.687	$9.915
Accumulation Unit Value, End of Period	$10.670	$7.687	$9.915	$9.653
Number of Units Outstanding, End of Period	0	3,519	4,128	3,909
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$10.793	$8.278	$11.662
Accumulation Unit Value, End of Period	$10.793	$8.278	$11.662	$11.817
Number of Units Outstanding, End of Period	0	411	470	402
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$10.455	$8.362	$10.437
Accumulation Unit Value, End of Period	$10.455	$8.362	$10.437	$10.380
Number of Units Outstanding, End of Period	0	91	137	137
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.174	$10.767	$12.522
Accumulation Unit Value, End of Period	$10.174	$10.767	$12.522	$12.835
Number of Units Outstanding, End of Period	0	4,086	6,156	4,947
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.514	$8.390	$10.527
Accumulation Unit Value, End of Period	$10.514	$8.390	$10.527	$10.628
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.533	$7.315	$8.867
Accumulation Unit Value, End of Period	$10.533	$7.315	$8.867	$8.271
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT HEALTH SCIENCES—CLASS IB*
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.260	$9.632
Accumulation Unit Value, End of Period	—	$8.260	$9.632	$9.419
Number of Units Outstanding, End of Period	—	0	0	0
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.379	$8.417	$10.655
Accumulation Unit Value, End of Period	$10.379	$8.417	$10.655	$10.652
Number of Units Outstanding, End of Period	0	272	352	286
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.875	$9.040	$11.797
Accumulation Unit Value, End of Period	$10.875	$9.040	$11.797	$12.227
Number of Units Outstanding, End of Period	0	1,523	958	238
PUTNAM VT RESEARCH—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.859	$8.321	$10.272
Accumulation Unit Value, End of Period	$10.859	$8.321	$10.272	$9.907
Number of Units Outstanding, End of Period	0	4,019	4,096	3,777
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.941	$10.509	$10.831
Accumulation Unit Value, End of Period	$9.941	$10.509	$10.831	$11.052
Number of Units Outstanding, End of Period	0	11,516	16,586	15,891
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/**(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.820

Number of Units Outstanding, End of Period	—	—	—	1,528
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.348	$8.474	$10.764
Accumulation Unit Value, End of Period	$10.348	$8.474	$10.764	$10.850
Number of Units Outstanding, End of Period	0	317	241	231
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.079	$7.855	$10.948
Accumulation Unit Value, End of Period	$11.079	$7.855	$10.948	$11.156
Number of Units Outstanding, End of Period	0	3,248	3,528	3,229

61 PROSPECTUS

VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.974	$12.239
Accumulation Unit Value, End of Period	—	$8.974	$12.239	$14.096
Number of Units Outstanding, End of Period	—	0	0	0
VAN KAMPEN UIF VALUE—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.735	$8.231	$10.871
Accumulation Unit Value, End of Period	$10.735	$8.231	$10.871	$11.534
Number of Units Outstanding, End of Period	0	0	382	382

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on November 2, 2001, except those indicated with one or two asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
**	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.
(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)
Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account. **

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

62 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS)
ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.605	$8.037	$9.978
Accumulation Unit Value, End of Period	$10.605	$8.037	$9.978	$9.754
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.280	$8.351	$9.524
Accumulation Unit Value, End of Period	$10.280	$8.351	$9.524	$9.428
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.793	$8.001	$10.156
Accumulation Unit Value, End of Period	$10.793	$8.001	$10.156	$9.693
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.580	$8.753	$10.672
Accumulation Unit Value, End of Period	$10.580	$8.753	$10.672	$10.658
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.947	$7.273	$9.798
Accumulation Unit Value, End of Period	$10.947	$7.273	$9.798	$9.281
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. DIVERSIFIED INCOME—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.838	$9.863	$10.558
Accumulation Unit Value, End of Period	$9.838	$9.863	$10.558	$10.789
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.452	$7.070	$9.093
Accumulation Unit Value, End of Period	$10.452	$7.070	$9.093	$8.763
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. INTERNATIONAL GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.176	$8.409	$10.636
Accumulation Unit Value, End of Period	$10.176	$8.409	$10.636	$11.287
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.494	$7.172	$8.792
Accumulation Unit Value, End of Period	$10.494	$7.172	$8.792	$8.442
Number of Units Outstanding, End of Period	0	0	0	0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.484	$7.300	$9.015
Accumulation Unit Value, End of Period	$10.484	$7.300	$9.015	$8.663
Number of Units Outstanding, End of Period	0	0	0	0

DREYFUS STOCK INDEX—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.546	$8.024	$10.094
Accumulation Unit Value, End of Period	$10.546	$8.024	$10.094	$10.041
Number of Units Outstanding, End of Period	0	0	0	0

63 PROSPECTUS

DREYFUS VIF GROWTH & INCOME—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.648	$7.792	$9.665
Accumulation Unit Value, End of Period	$10.648	$7.792	$9.665	$9.327
Number of Units Outstanding, End of Period	0	0	0	0
DREYFUS VIF MONEY MARKET—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.002	$9.946	$9.815
Accumulation Unit Value, End of Period	$10.002	$9.946	$9.815	$9.715
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.617	$8.757	$10.559
Accumulation Unit Value, End of Period	$10.617	$8.757	$10.559	$10.237
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.415	$9.227	$11.592
Accumulation Unit Value, End of Period	$10.415	$9.227	$11.592	$12.051
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.626	$8.267	$10.994
Accumulation Unit Value, End of Period	$10.626	$8.267	$10.994	$11.032
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.672	$7.290	$9.469
Accumulation Unit Value, End of Period	$10.672	$7.290	$9.469	$8.870
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.241	$10.367	$12.879
Accumulation Unit Value, End of Period	$10.241	$10.367	$12.879	$13.253
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN SMALL CAP/ /—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.176	$7.811	$10.505
Accumulation Unit Value, End of Period	$11.176	$7.811	$10.505	$10.490
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.524	$6.335	$6.904
Accumulation Unit Value, End of Period	$11.524	$6.335	$6.904	$11.461
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP MUTUAL SHARES SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.586	$9.149	$11.221
Accumulation Unit Value, End of Period	$10.586	$9.149	$11.221	$17.112
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.932	$10.698	$16.040
Accumulation Unit Value, End of Period	$10.932	$10.698	$16.040	$17.112
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.495	$8.376	$10.852
Accumulation Unit Value, End of Period	$10.495	$8.376	$10.852	$11.152
Number of Units Outstanding, End of Period	0	0	0	0

64 PROSPECTUS

GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$11.311	$9.425	$13.487
Accumulation Unit Value, End of Period	$11.311	$9.425	$13.487	$13.847
Number of Units Outstanding, End of Period	0	0	0	0
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$10.533	$8.062	$10.229
Accumulation Unit Value, End of Period	$10.533	$8.062	$10.229	$10.593
Number of Units Outstanding, End of Period	0	0	0	0
LSA CAPITAL GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.532	$7.803	—
Accumulation Unit Value, End of Period	$10.532	$7.803	$9.451	—
Number of Units Outstanding, End of Period	0	0	0	—
LSA DIVERSIFIED MID-CAP/*(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.743	—
Accumulation Unit Value, End of Period	—	$7.743	$10.087	—
Number of Units Outstanding, End of Period	—	0	0	—
LSA EQUITY GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.459	$7.193	—
Accumulation Unit Value, End of Period	$10.459	$7.193	$8.704	—
Number of Units Outstanding, End of Period	0	0	0	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.858	$7.038	$8.962
Accumulation Unit Value, End of Period	$10.858	$7.038	$8.962	$8.713
Number of Units Outstanding, End of Period	0	0	0	0
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.368	$8.011	$9.565
Accumulation Unit Value, End of Period	$10.368	$8.011	$9.565	$9.463
Number of Units Outstanding, End of Period	0	0	0	0
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.625	$7.769	$10.159
Accumulation Unit Value, End of Period	$11.625	$7.769	$10.159	$9.306
Number of Units Outstanding, End of Period	0	0	0	0
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.606	$7.824	$9.537
Accumulation Unit Value, End of Period	$10.606	$7.824	$9.537	$9.622
Number of Units Outstanding, End of Period	0	0	0	0
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.159	$7.676	$10.199
Accumulation Unit Value, End of Period	$10.159	$7.676	$10.199	$11.311
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$10.675	$7.554	$9.298
Accumulation Unit Value, End of Period	$10.675	$7.554	$9.298	$9.752
Number of Units Outstanding, End of Period	0	0	0	0

65 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$10.661	$7.641	$9.806
Accumulation Unit Value, End of Period	$10.661	$7.641	$9.806	$9.511
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$10.784	$8.229	$11.534
Accumulation Unit Value, End of Period	$10.784	$8.229	$11.534	$11.643
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$10.446	$8.313	$10.323
Accumulation Unit Value, End of Period	$10.446	$8.313	$10.323	$10.227
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.165	$10.704	$12.385
Accumulation Unit Value, End of Period	$10.165	$10.704	$12.385	$12.647
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.505	$8.340	$10.412
Accumulation Unit Value, End of Period	$10.505	$8.340	$10.412	$10.472
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.525	$7.272	$8.770
Accumulation Unit Value, End of Period	$10.525	$7.272	$8.770	$8.149
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT HEALTH SCIENCES—CLASS IB*
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.232	$9.551
Accumulation Unit Value, End of Period	—	$8.232	$9.551	$9.304
Number of Units Outstanding, End of Period	—	0	0	0
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.370	$8.367	$10.539
Accumulation Unit Value, End of Period	$10.370	$8.367	$10.539	$10.496
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.866	$8.987	$11.668
Accumulation Unit Value, End of Period	$10.866	$8.987	$11.668	$12.047
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT RESEARCH—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.850	$8.272	$10.160
Accumulation Unit Value, End of Period	$10.850	$8.272	$10.160	$9.761
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.932	$10.447	$10.713
Accumulation Unit Value, End of Period	$9.932	$10.447	$10.713	$10.889
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/**(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.799

Number of Units Outstanding, End of Period	—	—	—	0
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.340	$8.424	$10.646
Accumulation Unit Value, End of Period	$10.340	$8.424	$10.646	$10.691
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.070	$7.808	$10.829
Accumulation Unit Value, End of Period	$11.070	$7.808	$10.829	$10.992
Number of Units Outstanding, End of Period	0	0	0	0
66 PROSPECTUS

VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I*/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.944	$12.136
Accumulation Unit Value, End of Period	—	$8.944	$12.136	$13.924
Number of Units Outstanding, End of Period	—	0	0	0
VAN KAMPEN UIF VALUE�CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.727	$8.183	$10.752
Accumulation Unit Value, End of Period	$10.727	$8.183	$10.752	$11.364
Number of Units Outstanding, End of Period	0	0	0	0

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on November 2, 2001, except those indicated with one or two asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.90% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
**	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.
(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)
Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account.**

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

67 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (BASE CONTRACT)
ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.618	$6.575	$8.216
Accumulation Unit Value, End of Period	$8.618	$6.575	$8.216	$8.071
Number of Units Outstanding, End of Period	162	3,182	2,213	1,078
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.121	$7.459	$8.563
Accumulation Unit Value, End of Period	$9.121	$7.459	$8.563	$8.519
Number of Units Outstanding, End of Period	17,262	42,779	45,589	44,117
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.61	$6.470	$8.267
Accumulation Unit Value, End of Period	$8.61	$6.470	$8.267	$7.930
Number of Units Outstanding, End of Period	7,675	16,768	14,128	15,603
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.497	$7.076	$8.685
Accumulation Unit Value, End of Period	$8.497	$7.076	$8.685	$8.716
Number of Units Outstanding, End of Period	0	11,578	14,469	14,612
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.470	$5.665	$7.682
Accumulation Unit Value, End of Period	$8.470	$5.665	$7.682	$7.313
Number of Units Outstanding, End of Period	202	219	207	223
AIM V.I. DIVERSIFIED INCOME—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.127	$10.220	$11.013
Accumulation Unit Value, End of Period	$10.127	$10.220	$11.013	$11.310
Number of Units Outstanding, End of Period	1,291	4,757	8,594	10,434
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.395	$5.717	$7.401
Accumulation Unit Value, End of Period	$8.395	$5.717	$7.401	$7.168
Number of Units Outstanding, End of Period	14,481	16,296	20,778	25,310
AIM V.I. INTERNATIONAL GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.508	$7.077	$9.011
Accumulation Unit Value, End of Period	$8.508	$7.077	$9.011	$9.609
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.853	$6.090	$7.515
Accumulation Unit Value, End of Period	$8.853	$6.090	$7.515	$7.252
Number of Units Outstanding, End of Period	11,756	24,783	37,906	60,695
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$8.323	$5.834	$7.252
Accumulation Unit Value, End of Period	$8.323	$5.834	$7.252	$7.004

Number of Units Outstanding, End of Period	209	1,569	2,935	2,934
DREYFUS STOCK INDEX—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$9.409	$6.930	$8.776
Accumulation Unit Value, End of Period	$9.409	$6.930	$8.776	$8.774
Number of Units Outstanding, End of Period	6,900	57,775	74,292	73,428

68 PROSPECTUS

DREYFUS VIF GROWTH & INCOME—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$9.156	$6.744	$8.421
Accumulation Unit Value, End of Period	$9.156	$6.744	$8.421	$8.167
Number of Units Outstanding, End of Period	904	2,715	5,581	5,438
DREYFUS VIF MONEY MARKET—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.124	$10.134	$10.066
Accumulation Unit Value, End of Period	$10.124	$10.134	$10.066	$10.013
Number of Units Outstanding, End of Period	11,463	22,206	31,888	24,176
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.497	$7.886	$9.571
Accumulation Unit Value, End of Period	$9.497	$7.886	$9.571	$9.325
Number of Units Outstanding, End of Period	1,656	1,722	2,367	2,285
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.456	$8.440	$10.674
Accumulation Unit Value, End of Period	$9.456	$8.440	$10.674	$11.152
Number of Units Outstanding, End of Period	17.056	47,759	51,098	53,615
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.370	$7.658	$9.824
Accumulation Unit Value, End of Period	$9.370	$7.658	$9.824	$9.907
Number of Units Outstanding, End of Period	35,300	122,842	133,904	128,458
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.681	$5.969	$7.805
Accumulation Unit Value, End of Period	$8.681	$5.969	$7.805	$7.347
Number of Units Outstanding, End of Period	13,066	55,960	53,130	52,166
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.016	$9.188	$11.489
Accumulation Unit Value, End of Period	$9.016	$9.188	$11.489	$11.882
Number of Units Outstanding, End of Period	2,936	14,304	43,267	47,393
FTVIP FRANKLIN SMALL CAP/ /—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.286	$6.533	$8.845
Accumulation Unit Value, End of Period	$9.286	$6.533	$8.845	$8.876
Number of Units Outstanding, End of Period	2,096	10,255	16,098	17,653
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$7.942	$4.395	—
Accumulation Unit Value, End of Period	$7.942	$4.395	$4.800	—
Number of Units Outstanding, End of Period	261	281	0	—
FTVIP MUTUAL SHARES SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.833	$8.554	$10.561
Accumulation Unit Value, End of Period	$9.833	$8.554	$10.561	$10.841
Number of Units Outstanding, End of Period	14,810	25,084	54,899	66,782
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.434	$9.293	$14.026
Accumulation Unit Value, End of Period	$9.434	$9.293	$14.026	$15.038
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.776	$7.050	$9.196
Accumulation Unit Value, End of Period	$8.776	$7.050	$9.196	$9.496

Number of Units Outstanding, End of Period	825	1,760	11,791	9,834
GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$10.163	$8.525	$12.279
Accumulation Unit Value, End of Period	$10.163	$8.525	$12.279	$12.670
Number of Units Outstanding, End of Period	0	3,169	5,972	5,852

69 PROSPECTUS

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$9.015	$6.946	$8.872
Accumulation Unit Value, End of Period	$9.015	$6.946	$8.872	$9.233
Number of Units Outstanding, End of Period	0	1,487	6,580	6,407
LSA CAPITAL GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$8.845	$6.599	—
Accumulation Unit Value, End of Period	$8.845	$6.599	$8.042	—
Number of Units Outstanding, End of Period	0	2,448	15,654	—
LSA DIVERSIFIED MID-CAP/**(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.772	—
Accumulation Unit Value, End of Period	—	$7.772	$10.182	—
Number of Units Outstanding, End of Period	—	0	22	—
LSA EQUITY GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.102	$6.302	—
Accumulation Unit Value, End of Period	$9.102	$6.302	$7.676	—
Number of Units Outstanding, End of Period	302	1,102	8,542	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.158	$5.323	$6.823
Accumulation Unit Value, End of Period	$8.158	$5.323	$6.823	$6.666
Number of Units Outstanding, End of Period	8,841	21,444	25,357	23,060
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.843	$6.878	$8.267
Accumulation Unit Value, End of Period	$8.843	$6.878	$8.267	$8.219
Number of Units Outstanding, End of Period	16,089	27,727	26,096	26,490
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$9.619	$6.471	$8.518
Accumulation Unit Value, End of Period	$9.619	$6.471	$8.518	$7.841
Number of Units Outstanding, End of Period	5,451	52,548	55,148	58,658
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.458	$6.281	$7.707
Accumulation Unit Value, End of Period	$8.458	$6.281	$7.707	$7.815
Number of Units Outstanding, End of Period	6,555	20,274	18,6369	18,908
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$7.546	$5.739	$7.676
Accumulation Unit Value, End of Period	$7.546	$5.739	$7.676	$8.555
Number of Units Outstanding, End of Period	33,039	39,745	40,053	23,482
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$8.833	$6.292	$7.796
Accumulation Unit Value, End of Period	$8.833	$6.292	$7.796	$8.217
Number of Units Outstanding, End of Period	19,725	70,033	69,523	66,087
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$8.693	$6.272	$8.102
Accumulation Unit Value, End of Period	$8.693	$6.272	$8.102	$7.897
Number of Units Outstanding, End of Period	67,547	161,093	173,075	161,289
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$9.314	$7.154	$10.094
Accumulation Unit Value, End of Period	$9.314	$7.154	$10.094	$10.240
Number of Units Outstanding, End of Period	12,351	41,764	43,440	45,461
OPPENHEIMER MAIN STREET

Accumulation Unit Value, Beginning of Period	$10.000	$9.171	$7.346	$9.183
Accumulation Unit Value, End of Period	$9.171	$7.346	$9.183	$9.143
Number of Units Outstanding, End of Period	44,958	112,400	118,783	118,055

70 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.250	$10.864	$12.654
Accumulation Unit Value, End of Period	$10.250	$10.864	$12.654	$12.986
Number of Units Outstanding, End of Period	22,387	94,592	117,277	98,141
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.217	$7.366	$9.257
Accumulation Unit Value, End of Period	$9.217	$7.366	$9.257	$9.357
Number of Units Outstanding, End of Period	25,624	34,780	36,428	35,237
PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$8.065	$5.610	$6.810
Accumulation Unit Value, End of Period	$8.065	$5.610	$6.810	$6.359
Number of Units Outstanding, End of Period	3,456	697	2,958	2,955
PUTNAM VT HEALTH SCIENCES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.662	$7.592	$8.867
Accumulation Unit Value, End of Period	$9.662	$7.592	$8.867	$8.681
Number of Units Outstanding, End of Period	10,884	38,840	36,639	36,764
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$11.829	$9.607	$12.181
Accumulation Unit Value, End of Period	$11.829	$9.607	$12.181	$12.191
Number of Units Outstanding, End of Period	0	372	430	468
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.574	$7.971	$10.417
Accumulation Unit Value, End of Period	$9.574	$7.971	$10.417	$10.810
Number of Units Outstanding, End of Period	10,667	23,289	25,332	22,428
PUTNAM VT RESEARCH—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$12.056	$9.253	$11.439
Accumulation Unit Value, End of Period	$12.056	$9.253	$11.439	$11.045
Number of Units Outstanding, End of Period	0	1,048	922 921
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.455	$11.070	$11.427
Accumulation Unit Value, End of Period	$10.455	$11.070	$11.427	$11.672
Number of Units Outstanding, End of Period	13,728	39,266	97,584	151,050
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/***(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.826
Number of Units Outstanding, End of Period	—	—	—	19,172
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.289	$7.618	$9.692
Accumulation Unit Value, End of Period	$9.289	$7.618	$9.692	$9.781
Number of Units Outstanding, End of Period	383	2,703	2,505	2,499
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.585	$6.806	$9.501
Accumulation Unit Value, End of Period	$9.585	$6.806	$9.501	$9.692
Number of Units Outstanding, End of Period	2,965	15,157	27,165	28,380
VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I**/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.977	$12.250
Accumulation Unit Value, End of Period	—	$8.977	$12.250	$14.114

Number of Units Outstanding, End of Period	—	0	11,807	10,195
VAN KAMPEN UIF VALUE—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.615	$7.384	$9.767
Accumulation Unit Value, End of Period	$9.615	$7.384	$9.767	$10.374
Number of Units Outstanding, End of Period	1	1,226	2,342	2,726

71 PROSPECTUS

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on May 1, 2001, except those indicated with one, two or three asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on September 21, 2001.
**	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
***	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.
(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)
Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account. ***

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

72 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS)
ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004)

Variable Sub-Accounts	2001	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.589	$6.519	$8.105
Accumulation Unit Value, End of Period	$8.589	$6.519	$8.105	$7.932
Number of Units Outstanding, End of Period	122	514	514	514
AIM V.I. BALANCED—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.090	$7.369	$8.447
Accumulation Unit Value, End of Period	$9.090	$7.396	$8.447	$8.372
Number of Units Outstanding, End of Period	2,006	6,967	6,504	6,880
AIM V.I. CAPITAL APPRECIATION—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.642	$6.416	$8.156
Accumulation Unit Value, End of Period	$8.642	$6.416	$8.156	$8.566
Number of Units Outstanding, End of Period	16,080	14,710	14,332	6,980
AIM V.I. CORE EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.468	$7.016	$8.568
Accumulation Unit Value, End of Period	$8.468	$7.016	$8.568	$8.566
Number of Units Outstanding, End of Period	0	17,669	16,401	6,980
AIM V.I. DENT DEMOGRAPHIC TRENDS—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.441	$5.617	$7.579
Accumulation Unit Value, End of Period	$8.441	$5.617	$7.579	$7.187
Number of Units Outstanding, End of Period	843	795	639	537
AIM V.I. DIVERSIFIED INCOME—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.092	$10.133	$10.865
Accumulation Unit Value, End of Period	$10.092	$10.133	$10.865	$11.115
Number of Units Outstanding, End of Period	38	1,542	1,331	1,192
AIM V.I. GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.367	$5.668	$7.302
Accumulation Unit Value, End of Period	$8.367	$5.668	$7.302	$7.045
Number of Units Outstanding, End of Period	13,911	12,843	11,421	2,596
AIM V.I. INTERNATIONAL GROWTH—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.479	$7.017	$8.889
Accumulation Unit Value, End of Period	$8.479	$7.017	$8.889	$9.444
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY—SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.823	$6.039	$7.414
Accumulation Unit Value, End of Period	$8.823	$6.039	$7.414	$7.127
Number of Units Outstanding, End of Period	22,170	21,759	22,150	12,449
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$8.295	$5.785	$7.154
Accumulation Unit Value, End of Period	$8.295	$5.785	$7.154	$6.883
Number of Units Outstanding, End of Period	0	0	0	0

DREYFUS STOCK INDEX—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$9.018	$6.872	$8.658
Accumulation Unit Value, End of Period	$9.018	$6.872	$8.658	$8.623
Number of Units Outstanding, End of Period	2,030	3,659	3,978	1,089

73 PROSPECTUS

DREYFUS VIF GROWTH & INCOME—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$9.124	$6.687	$8.308
Accumulation Unit Value, End of Period	$9.124	$6.687	$8.308	$8.026
Number of Units Outstanding, End of Period	0	295	257	257
DREYFUS VIF MONEY MARKET—INITIAL SHARES
Accumulation Unit Value, Beginning of Period	$10.000	$10.090	$10.048	$9.931
Accumulation Unit Value, End of Period	$10.090	$10.048	$9.931	$9.841
Number of Units Outstanding, End of Period	3,777	2,082	2,070	792
FIDELITY VIP ASSET MANAGER: GROWTH(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.456	$7.819	$9.442
Accumulation Unit Value, End of Period	$9.456	$7.819	$9.442	$9.164
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP CONTRAFUND(R)—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.433	$8.369	$10.530
Accumulation Unit Value, End of Period	$9.433	$8.369	$10.530	$10.960
Number of Units Outstanding, End of Period	5,676	15,127	16,008	17,144
FIDELITY VIP EQUITY-INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.339	$7.593	$9.691
Accumulation Unit Value, End of Period	$9.339	$7.593	$9.691	$9.736
Number of Units Outstanding, End of Period	16,281	23,563	25,998	28,652
FIDELITY VIP GROWTH—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.651	$5.918	$7.699
Accumulation Unit Value, End of Period	$8.651	$5.918	$7.699	$7.221
Number of Units Outstanding, End of Period	2,064	3,739	4,874	3,235
FIDELITY VIP HIGH INCOME—SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.986	$9.110	$11.334
Accumulation Unit Value, End of Period	$8.986	$9.110	$11.334	$11.677
Number of Units Outstanding, End of Period	5,100	2,565	2,345	5,647
FTVIP FRANKLIN SMALL CAP/ /—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.254	$6.477	$8.726
Accumulation Unit Value, End of Period	$9.254	$6.477	$8.726	$8.723
Number of Units Outstanding, End of Period	1,972	3,430	3,376	2,809
FTVIP FRANKLIN TECHNOLOGY SECURITIES—CLASS 2/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$7.915	$4.358	—
Accumulation Unit Value, End of Period	$7.915	$4.358	$4.751	—
Number of Units Outstanding, End of Period	0	0	0	—
FTVIP MUTUAL SHARES SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.800	$8.482	$10.419
Accumulation Unit Value, End of Period	$9.800	$8.482	$10.419	$10.654
Number of Units Outstanding, End of Period	837	844	902	535
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.402	$9.215	$13.827
Accumulation Unit Value, End of Period	$9.402	$9.215	$13.827	$14.779
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON FOREIGN SECURITIES—CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.746	$6.991	$9.072
Accumulation Unit Value, End of Period	$8.746	$6.991	$9.072	$9.332
Number of Units Outstanding, End of Period	119	537	744	744
GOLDMAN SACHS VIT CORE(SM) SMALL CAP EQUITY

Accumulation Unit Value, Beginning of Period	$10.000	$10.129	$8.453	$12.114
Accumulation Unit Value, End of Period	$10.129	$8.453	$12.114	$12.451
Number of Units Outstanding, End of Period	0	1,717	1,506	239

74 PROSPECTUS

GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$8.985	$6.887	$8.753
Accumulation Unit Value, End of Period	$8.985	$6.887	$8.753	$9.074
Number of Units Outstanding, End of Period	0	1,305	1,268	703
LSA CAPITAL GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$8.815	$6.543	—
Accumulation Unit Value, End of Period	$8.815	$6.543	$7.934	—
Number of Units Outstanding, End of Period	507	1,153	1,151	—
LSA DIVERSIFIED MID-CAP/**(3)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$7.751	—
Accumulation Unit Value, End of Period	—	$7.751	$10.113	—
Number of Units Outstanding, End of Period	—	0	0	—
LSA EQUITY GROWTH/(2)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.072	$6.249	—
Accumulation Unit Value, End of Period	$9.072	$6.249	$7.573	—
Number of Units Outstanding, End of Period	340	1,256	1,288	—
MFS EMERGING GROWTH SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.130	$5.278	$6.731
Accumulation Unit Value, End of Period	$8.130	$5.278	$6.731	$6.551
Number of Units Outstanding, End of Period	13,429	12,446	14,843	14,817
MFS INVESTORS TRUST—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.813	$6.820	$8.156
Accumulation Unit Value, End of Period	$8.813	$6.820	$8.156	$8.078
Number of Units Outstanding, End of Period	4,190	7,183	6,574	6,193
MFS NEW DISCOVERY—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$9.586	$6.416	$8.403
Accumulation Unit Value, End of Period	$9.586	$6.416	$8.403	$7.706
Number of Units Outstanding, End of Period	683	20,924	28,388	28,038
MFS RESEARCH—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.430	$6.228	$7.603
Accumulation Unit Value, End of Period	$8.430	$6.228	$7.603	$7.680
Number of Units Outstanding, End of Period	936	1,721	1,688	1,654
MFS UTILITIES—SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$7.520	$5.691	$7.573
Accumulation Unit Value, End of Period	$7.520	$5.691	$7.573	$8.408
Number of Units Outstanding, End of Period	7,254	4,806	4,255	7,111
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$8.803	$6.239	$7.691
Accumulation Unit Value, End of Period	$8.803	$6.239	$7.691	$8.076
Number of Units Outstanding, End of Period	6,136	7,550	8,776	8,551
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$8.663	$6.219	$7.993
Accumulation Unit Value, End of Period	$8.663	$6.219	$7.993	$7.761
Number of Units Outstanding, End of Period	13,792	51,734	61,645	61,012
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$9.282	$7.094	$9.958
Accumulation Unit Value, End of Period	$9.282	$7.094	$9.958	$10.064

Number of Units Outstanding, End of Period	2,830	4,281	4,584	2,868
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$9.140	$7.284	$9.060
Accumulation Unit Value, End of Period	$9.140	$7.284	$9.060	$8.986
Number of Units Outstanding, End of Period	12,659	18,076	19,388	17,638

75 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.215	$10.772	$12.484
Accumulation Unit Value, End of Period	$10.215	$10.772	$12.484	$12.762
Number of Units Outstanding, End of Period	6,083	11,250	6,872	8,737
PUTNAM VT GROWTH AND INCOME—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.186	$7.304	$9.132
Accumulation Unit Value, End of Period	$9.186	$7.304	$9.132	$9.196
Number of Units Outstanding, End of Period	642	175	0	0
PUTNAM VT GROWTH OPPORTUNITIES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$8.037	$5.562	$6.718
Accumulation Unit Value, End of Period	$8.037	$5.562	$6.718	$6.249
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT HEALTH SCIENCES—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.629	$7.528	$8.748
Accumulation Unit Value, End of Period	$9.629	$7.528	$8.748	$8.532
Number of Units Outstanding, End of Period	11,843	8,032	7,760	7,620
PUTNAM VT INTERNATIONAL EQUITY—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$11.812	$9.545	$12.041
Accumulation Unit Value, End of Period	$11.812	$9.545	$12.041	$12.005
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT NEW VALUE—CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.542	$7.904	$10.277
Accumulation Unit Value, End of Period	$9.542	$7.904	$10.277	$10.624
Number of Units Outstanding, End of Period	0	0	923	923
PUTNAM VT RESEARCH—CLASS IB*
Accumulation Unit Value, Beginning of Period	$10.000	$12.040	$9.193	$11.308
Accumulation Unit Value, End of Period	$12.040	$9.193	$11.308	$10.877
Number of Units Outstanding, End of Period	0	0	0	0
VAN KAMPEN UIF CORE PLUS FIXED INCOME—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$10.420	$10.976	$11.273
Accumulation Unit Value, End of Period	$10.420	$10.976	$11.273	$11.471
Number of Units Outstanding, End of Period	1,283	2,503	2,840	1,899
VAN KAMPEN UIF EQUITY GROWTH—CLASS I/***(2,5)/
Accumulation Unit Value, Beginning of Period	—	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	—	$9.806
Number of Units Outstanding, End of Period	—	—	—	964
VAN KAMPEN UIF GLOBAL VALUE EQUITY—CLASS I/(5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.258	$7.554	$9.562
Accumulation Unit Value, End of Period	$9.258	$7.554	$9.562	$9.613
Number of Units Outstanding, End of Period	54	287	284	283
VAN KAMPEN UIF U.S. MID CAP VALUE—CLASS I/(3,5)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.552	$6.748	$9.373
Accumulation Unit Value, End of Period	$9.552	$6.748	$9.373	$9.525
Number of Units Outstanding, End of Period	3,078	4,329	4,024	2,810
VAN KAMPEN UIF U.S. REAL ESTATE—CLASS I**/(5)/
Accumulation Unit Value, Beginning of Period	—	$10.000	$8.953	$12.167
Accumulation Unit Value, End of Period	—	$8.953	$12.167	$13.976
Number of Units Outstanding, End of Period	—	0	0	0
VAN KAMPEN UIF VALUE—CLASS I/(5)/

Accumulation Unit Value, Beginning of Period	$10.000	$9.583	$7.321	$9.635
Accumulation Unit Value, End of Period	$9.583	$7.321	$9.635	$10.195
Number of Units Outstanding, End of Period	0	0	0	0

76 PROSPECTUS

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on May 1, 2001, except those indicated with one, two or three asterisks. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.75% and Administrative Expense Charge of 0.10%.

*	These Variable Sub-Accounts were first offered under the Contracts on September 21, 2001.
**	These Variable Sub-Accounts were first offered under the Contracts on May 1, 2002.
***	This Variable Sub-Account was first offered under the Contracts on April 30, 2004.
(1)
Effective May 1, 2003, the FTVIP Franklin Technology Securities Fund merged into the FTVIP Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the FTVIP Franklin Technology Securities Variable Sub-Account into the FTVIP Franklin Small Cap Variable Sub-Account.

(2)
Effective April 30, 2004, the LSA Capital Growth Fund and the LSA Equity Growth Fund were merged into the Van Kampen UIF Equity Growth Portfolio Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Capital Growth Variable Sub-Account and the LSA Equity Growth Variable Sub-Account into the Van Kampen UIF Equity Growth Variable Sub-Account.***

(3)
Effective April 30, 2004, the LSA Diversified Mid Cap Fund merged into the Van Kampen UIF U.S. Mid Cap Value Portfolio, Class I. Accordingly, on April 30, 2004, we transferred the value of the LSA Diversified Mid Cap Variable Sub-Account into the Van Kampen UIF U.S. Mid Cap Value Variable Sub-Account.

(4)
Effective September 30, 2003, the Van Kampen UIF U.S. Mid Cap Core Portfolio changed its name to the Van Kampen UIF U.S. Mid Cap Value Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5)	Morgan Stanley Investment Management, Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

77 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT EXAMPLES
The Market Value Adjustment is based on the following:
I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.
N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.
J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*
Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*
If a U.S. Treasury Note (“Note”) with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:
. 9 X [I-(J + .0025)] X N
To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

78 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
Purchase Payment: $10,000 (plus Credit Enhancement of $400 for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to a Guarantee Period
Guarantee Period: 5 years
Interest Rate: 4.50%
Full Surrender: End of Contract Year 3
NOTE: These examples assume that premium taxes are not applicable.

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Market Value Adjustment:	I =	4.5%
	J =	4.2%
	N =	730 days	= 2
		365 days

	Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N = .9 X [.045 - (.042 + .0025)] X 2 = .0009

	Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

	= .0009 X ($11,411.66 - $1,500.00) = $8.92

Step 4. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,411.66 + $8.92 = $11,420.58
EXAMPLE 1 FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES DECLINING INTEREST RATES)

79 PROSPECTUS

EXAMPLE 2: FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Market Value Adjustment:	I =	4.5%
	J =	4.8%
	N =	730 days	=2
		365 days

	Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N = .9 X [.045 - (.048 + .0025)] X 2 = -.0099

	Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

	= -.0099 X ($11,411.66 - $1,500.00) = -$98.13

Step 4. Calculate the amountreceived by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,411.66 - $98.13 = $11,313.53
EXAMPLE 3: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge:	= .06 X ($10,000 - $1,500) = $510.00
Step 4. Calculate the Market Value Adjustment:	I =	4.50%
	J =	4.20%
	N =	730 days	=2
365 days

Market Value Adjustment Factor: .9 X [I - (J +.0025)] X N = .9 X [.045 - (.042 + .0025)] X 2 = .0009

Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

= .0009 X ($11,411.66 - $1,500.00) = $8.92

Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,411.66 - $510.00 + $8.92 = $10,910.58

80 PROSPECTUS

EXAMPLE 4: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge	= .06 X ($10,000 - $1,500) = $510.00
Step 4. Calculate the Market Value Adjustment:	I =	4.50%
	J =	4.80%
	N =	730 days	= 2
365 days

Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N = .9 X [.045 - (.048 + .0025)] X 2 = .0099

Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

= -.0099 X ($11,411.66 - $1,500.00) = - ($98.13)

Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,411.66 - $510.00 - $98.13 = $10,803.53
EXAMPLE 5: FOR ALLSTATE PROVIDER EXTRA CONTRACTS (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,400.00 X (1.045)/3/ = $11,868.13
Step 2. Calculate the Free Withdrawal Amount:	.15 X($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge:	=.08 X($10,000 - $1,500) = $680
Step 4. Calculate the Market Value Adjustment:	I =	4.5%
	J =	4.2%
	N =	730 days	= 2
365 days

Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
= .9 X [.045 - (.042 + .0025)] X 2 = - .0009

Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

= .0009 X ($11,868.13 - $1,500.00) = $9.33

Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,868.13 - $680.00 + $9.33 = $11,197.46

81 PROSPECTUS

EXAMPLE 6: ALLSTATE PROVIDER EXTRA CONTRACTS (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:	$10,400.00 X (1.045)/3/ = $11,868.13
Step 2. Calculate the Free Withdrawal Amount:	.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge:	= .08 X ($10,000 - $1,500) = $680
Step 4. Calculate the Market Value Adjustment:	I =	4.5%
	J =	4.8%
	N =	730 days	= 2
365 days

Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
= .9 X [.045 - (.048 + .0025)] X 2 = -.0099

Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:

= -.0099 X ($11,868.13 - $1,500.00)

= ($102.64)

Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:	$11,868.13 - $680.00 - $102.64 = $11,085.49

82 PROSPECTUS

APPENDIX C CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT
ALLSTATE PROVIDER ADVANTAGE AND PROVIDER EXTRA CONTRACTS
EXAMPLE 1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.
Excess-of-Earnings Withdrawals = $0
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $100,000 ($100,000 + $0 - $0)
In-Force Earnings = $25,000 ($125,000 - $100,000)
Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.
Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate receives due proof of death will be assumed to be $114,000.
Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $95,000 ($100,000 + $0 - $5,000)
In-Force Earnings = $19,000 ($114,000 - $95,000)
Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.
Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.
Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)
In-Force Earnings = $20,000 ($140,000 - $120,000)
Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.
In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since 30% In-Force Earnings are less than 60% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

83 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS
EXAMPLE 1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.
Excess-of-Earnings Withdrawals = $0
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $100,000 ($100,000 + $0 - $0)
Death Benefit Earnings = $25,000 ($125,000 - $100,000)
Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Allstate receives due proof of death will be assumed to be $114,000.
Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $95,000 ($100,000 + $0 -$5,000)
Death Benefit Earnings = $19,000 ($114,000 - $95,000)
Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.
Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)
Death Benefit Earnings = $20,000 ($140,000 - $120,000)
Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.
In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

84 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
THE CONTRACT
Purchases of Contracts
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
CALCULATION OF ACCUMULATION UNIT VALUES
Net Investment Factor
CALCULATION OF VARIABLE INCOME PAYMENTS
CALCULATION OF ANNUITY UNIT VALUES
GENERAL MATTERS
Incontestability
Settlements
Safekeeping of the Variable Account’s Assets
Premium Taxes
Tax Reserves
EXPERTS
FINANCIAL STATEMENTS
APPENDIX A ACCUMULATION UNIT VALUES
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

85 PROSPECTUS

Allstate Life Insurance Company Allstate Financial Advisors Separate Account I
Supplement dated January 3, 2005 to the The Allstate Provider Variable Annuity Series Prospectus dated May 1, 2004
This supplement amends certain information contained in the prospectus for the Allstate Provider Advantage, Allstate Provider Ultra and Allstate Provider Extra Variable Annuity Contracts (“Contracts”), formerly issued by Glenbrook Life and Annuity Company (“Glenbrook”). Please read this supplement carefully and retain it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.
Merger of Glenbrook with Allstate Life
Effective January 1, 2005, Glenbrook merged with and into its parent company, Allstate Life Insurance Company (“Allstate Life”). The merger of Glenbrook and Allstate Life (the “Merger”) was approved by the boards of directors of Allstate Life and Glenbrook. The Merger also received regulatory approval from the Departments of Insurance of the States of Arizona and Illinois, the states of domicile of Glenbrook and Allstate Life, respectively.
On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all Contracts issued by Glenbrook.
The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that guarantees your Contract benefits from Glenbrook to Allstate Life. You will receive certificate endorsements from Allstate Life that reflect the change from Glenbrook to Allstate Life. The Merger also did not result in any adverse tax consequences for any Contract Owners.
Separate Account Consolidation
Effective January 1, 2005, and in connection with the Merger, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with and into the Allstate Financial Advisors Separate Account I (“Allstate Separate Account I”), and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The accumulation unit values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation.
As a result of the Merger and Consolidation, your prospectus is amended as follows:
Replace all references to “Glenbrook” with “Allstate Life.” Replace all references to “Glenbrook Life Multi-Manager Variable Account” with “Allstate Financial Advisors Separate Account I.” All references to “We,” “Us,” or “our” shall mean “Allstate Life.” All references to “the Variable Account” shall mean “Allstate Financial Advisors Separate Account I.”
Page 14: Under the heading “Financial Information” replace the last two sentences of the second paragraph with:
The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the separate account Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800- 755-5275.
Page 22, under the heading Market Timing and Excessive Trading, at the end of the second paragraph insert the following sentence:
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it first occurs. To the extent that such trading activity occurs prior to detection and the imposition of trading restrictions, the portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a sub-account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-account underlying portfolios that we have identified as being susceptible to market timing activities;

•	whether the manager of the underlying portfolio has indicated that the transfers interfere with portfolio management or otherwise adversely impact the portfolio; and

•	the investment objectives and/or size of the Sub-account underlying portfolio.
If we determine that a contract owner has engaged in market timing or excessive trading activity, we will restrict that contract owner from making future additions or transfers into the impacted Sub-account(s). If we determine that a contract owner has engaged in a pattern of market timing or excessive trading activity involving multiple Sub-accounts, we will also require that all future transfer requests be submitted through regular U.S. mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. Any Sub-account or transfer restrictions will be uniformly applied.
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Pages 38: Under the heading “More Information,” replace the sections entitled “Glenbrook” and “The Variable Account” with the following:
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 is a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook”) issued the Contract. Effective January 1, 2005, Glenbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all contracts issued by Glenbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
THE VARIABLE ACCOUNT

Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE ALLSTATE/(R)// /PROVIDER VARIABLE ANNUITY SERIES ALLSTATE LIFE INSURANCE COMPANY CUSTOMER SERVICE:
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 80469, LINCOLN, NE 68501-0469 TELEPHONE NUMBER: 1-800-755-5275 PROSPECTUS DATED JANUARY 3, 2005
Allstate Life Insurance Company(“ALLSTATE”, “ALLSTATE LIFE” “WE”, OR “US”) has issued the following group and individual flexible premium deferred variable annuity contracts (each, a “Contract”):

•	The Allstate/(R)/ Provider Advantage Variable Annuity

•	The Allstate/(R)/ Provider Ultra Variable Annuity
This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details. The Contracts are no longer being offered for new sales. If you have already purchased the Contracts, you may continue to make additional purchase payments according to your Contracts.
Each Contract currently offers 42 investment alternatives (“INVESTMENT ALTERNATIVES”). The investment alternatives include 3 fixed account options
(“FIXED ACCOUNT OPTIONS”) and 39 variable sub-accounts (“VARIABLE SUB-ACCOUNTS”) of the Allstate Financial Advisors Separate Account I(“VARIABLE ACCOUNT”). Each Variable Sub-Account invests exclusively in shares of the portfolios (“PORTFOLIOS”) of the following underlying funds (“FUNDS”):

AIM VARIABLE INSURANCE FUNDS (SERIES I)	MFS/(R)/ VARIABLE INSURANCE
TRUST(SM) (SERVICE CLASS)
FEDERATED INSURANCE SERIES	OPPENHEIMER VARIABLE ACCOUNT FUNDS
FIDELITY/(R)/ VARIABLE INSURANCE	PUTNAM VARIABLE TRUST (CLASS IB)
PRODUCTS (SERVICE CLASS 2)
FRANKLIN TEMPLETON VARIABLE INSURANCE	STI CLASSIC VARIABLE TRUST
PRODUCTS TRUST (CLASS 2)
Each Fund has multiple Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.
Allstate has filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission (“SEC”). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 66 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC’s Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC’s Web site.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

IMPORTANT NOTICES
THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS ARE NOT FDIC INSURED.

1 PROSPECTUS

2 PROSPECTUS

IMPORTANT TERMS
This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

PAGE
ACCUMULATION PHASE	8
ACCUMULATION UNIT	12
ACCUMULATION UNIT VALUE	12
ANNIVERSARY VALUES	31
ANNUITANT	13
AUTOMATIC ADDITIONS PLAN	15
AUTOMATIC PORTFOLIO REBALANCING PROGRAM	23
BENEFICIARY	13
CANCELLATION PERIOD	5
CONTINGENT BENEFICIARY	13
CONTRACT*	13
CONTRACT ANNIVERSARY	5
CONTRACT OWNER ("YOU")	13
CONTRACT VALUE	5
CONTRACT YEAR	5
DEATH BENEFIT ANNIVERSARY	30
DEATH BENEFIT EARNINGS	33
DOLLAR COST AVERAGING PROGRAM	23
DUE PROOF OF DEATH	30
ENHANCED EARNINGS DEATH BENEFIT RIDER	32
ENHANCED DEATH BENEFIT RIDER	30
EXCESS-OF-EARNINGS WITHDRAWAL	33
FIXED ACCOUNT OPTIONS	19
FREE WITHDRAWAL AMOUNT	25
FUNDS	1
Allstate ("WE" OR "US")	1

PAGE
GUARANTEE PERIODS	20
GUARANTEED INCOME BENEFIT	29
GUARANTEED MATURITY FIXED ACCOUNT	20
INCOME BASE	29
INCOME BENEFIT RIDER	29
INCOME PLANS	27
IN-FORCE EARNINGS	32
IN-FORCE PREMIUM	32
INVESTMENT ALTERNATIVES	1
ISSUE DATE	8
MARKET VALUE ADJUSTMENT	21
PAYOUT PHASE	8
PAYOUT START DATE	27
PORTFOLIOS	1

PRIMARY BENEFICIARY	13
QUALIFIED CONTRACTS	5
RIDER APPLICATION DATE	5
RIDER DATE	29
SEC	1
SETTLEMENT VALUE	30
SYSTEMATIC WITHDRAWAL PROGRAM	27
VALUATION DATE	15
VARIABLE ACCOUNT	1
VARIABLE SUB-ACCOUNT	1

*
In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to “Contract” in this prospectus include certificates, unless the context requires otherwise. References to “Contract” also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

3 PROSPECTUS

OVERVIEW OF CONTRACTS
The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

•	The ALLSTATE PROVIDER ADVANTAGE CONTRACT has a mortality and expense risk charge of 1.45%, and no withdrawal charge.

•
The ALLSTATE PROVIDER ULTRA CONTRACT has a mortality and expense risk charge of 1.25%, and a withdrawal charge of up to 7% with a 7 year withdrawal charge period (and an annual Free Withdrawal Amount).

Other differences between the Contracts relate to the effect of changing Annuitants under the Income Benefit Rider *, the spousal continuation provision of the Enhanced Death Benefit and Enhanced Earnings Death Benefit Riders, and the calculation of the Enhanced Earnings Death Benefit.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.

4 PROSPECTUS

THE CONTRACT AT A GLANCE
The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS
You can purchase a Contract with as little as $5,000 ($2,000 for Contracts issued within an IRA or TSA). You can add to your Contract as often and as much as you like, but each payment must be at least $50.

RIGHT TO CANCEL
You may cancel your Contract within 20 days of receipt or any longer period as your state may require (“CANCELLATION PERIOD”). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges.

EXPENSES	You will bear the following expenses:
ALLSTATE PROVIDER ADVANTAGE
CONTRACTS

•    Total Variable Account annual fees equal to 1.55% of average daily net assets (1.80% if you select the ENHANCED DEATH BENEFIT RIDER or the INCOME BENEFIT RIDER;* and 2.05% if you select both the Enhanced Death Benefit and the Income Benefit Riders).

ALLSTATE PROVIDER ULTRA
CONTRACTS

•
Total Variable Account annual fees equal to 1.35% of average daily net assets (1.60% if you select the Enhanced Death Benefits Rider or the Income Benefit Rider;* and 1.85% if you select both the Enhanced Death Benefit and the Income Benefit Riders).

•	Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn (with certain exceptions).
BOTH CONTRACTS

•
If you select the ENHANCED EARNINGS DEATH BENEFIT RIDER, you would pay an additional annual fee of up to 0.35% (depending on the oldest Contract owner’s age as of the date we receive the completed application or a written request to add the Rider, whichever is later (“RIDER APPLICATION DATE”) of the CONTRACT VALUE on each Contract anniversary (“CONTRACT ANNIVERSARY”). For more information about Variable Account expenses, see “EXPENSES” below.

•	Annual contract maintenance charge of $35 (with certain exceptions)

•	Transfer fee of $10 after 12th transfer in any CONTRACT YEAR (fee currently waived)

•	State premium tax (if your state imposes one).
In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.

5 PROSPECTUS

INVESTMENT	The Contract offers 42 investment alternatives
ALTERNATIVES	including:

• 3 Fixed Account Options (which credit interest at rates we guarantee)

• 39 Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

• A I M Advisors, Inc.

• Federated Investment Management Company

• Fidelity Management & Research Company

• Franklin Advisers, Inc.

• MFS(TM) Investment Management

• OppenheimerFunds, Inc.

• Putnam Investment Management, LLC

• Templeton Global Advisors Limited

• Trusco Capital Management, Inc.

To find out current rates being paid on the Fixed Account Options or how the Variable Sub-Accounts have performed, call us at 1-800-755-5275.

SPECIAL SERVICES	For your convenience, we offer these special services:

•	AUTOMATIC PORTFOLIO REBALANCING PROGRAM

•	AUTOMATIC ADDITIONS PROGRAM

•	DOLLAR COST AVERAGING PROGRAM

•	SYSTEMATIC WITHDRAWAL PROGRAM

INCOME PAYMENTS	You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways:

• life income with guaranteed payments

• a “joint and survivor” life income with guaranteed payments

• guaranteed payments for a specified period (5 to 30 years)

Prior to January 1, 2004, we offered an Income Benefit Rider.

DEATH BENEFIT	If you or the ANNUITANT (if the Contract is owned by a non-living person) die before the PAYOUT START DATE, we will pay the death benefit described in the Contract.

We also offer an Enhanced Death Benefit Rider and Enhanced Earnings Death Benefit Rider.

6 PROSPECTUS

TRANSFERS
Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each “CONTRACT YEAR”, which we measure from the date we issue your Contract or a Contract Anniversary.

WITHDRAWALS
You may withdraw some or all of your Contract Value at any time prior to the Payout Start Date. In general, you must withdraw at least $50 at a time. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only) and a MARKET VALUE ADJUSTMENT also may apply.

7 PROSPECTUS

HOW THE CONTRACT WORKS
The Contract basically works in two ways.
First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 42 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the “ACCUMULATION PHASE” of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the “ISSUE DATE”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.
Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these “INCOME PLANS”) described on page 27. You receive income payments during what we call the “PAYOUT PHASE” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
The timeline below illustrates how you might use your Contract.

Issue Date	Accumulation Phase	Payout Start Date		Payout Phase

You buy a Contract	You save for retirement	You elect to receive income payments or receive a lump sum payment	You can receive income payments for a set period	Or you can receive income payments for life
As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See “The Contract.” In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See “Death Benefits.”
Please call us at 1-800-755-5275 if you have any questions about how the Contract works.

8 PROSPECTUS

EXPENSE TABLE
The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see “Expenses,” on page 24. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.
CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments)
ALLSTATE PROVIDER ADVANTAGE CONTRACTS No Withdrawal Charges
ALLSTATE PROVIDER ULTRA CONTRACTS

Number of complete years since we received the purchase payment being withdrawn*	0	1	2	3	4	5	6	7+
Applicable charge	7%	6%	6%	5%	5%	4%	3%	0%

If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Both Contracts
ANNUAL CONTRACT MAINTENANCE CHARGE	$35.00	**
TRANSFER FEE	$10.00	***

*	Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.
**	We will waive this charge in certain cases. See “Expenses.”
***
Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

	Allstate Provider Advantage Contracts	Allstate Provider Ultra Contracts
WITHOUT THE ENHANCED DEATH BENEFIT OR INCOME BENEFIT RIDERS/+/
Mortality and Expense	1.45%	1.25%
Risk Charge
Administrative	0.10%	0.10%
Expense Charge
Total Variable	1.55%	1.35%
Account Annual
Expenses
WITH THE ENHANCED DEATH BENEFIT RIDER
Mortality and Expense	1.70%	1.50%
Risk Charge
Administrative	0.10%	0.10%
Expense Charge
Total Variable	1.80%	1.60%
Account Annual
Expenses
WITH THE INCOME BENEFIT RIDER/+/
Mortality and Expense	1.70%	1.50%
Risk Charge
Administrative	0.10%	0.10%
Expense Charge
Total Variable	1.80%	1.60%
Account Annual
Expenses
WITH THE INCOME BENEFIT/+/ AND ENHANCED DEATH BENEFIT RIDERS
Mortality and Expense	1.95%	1.75%
Risk Charge
Administrative	0.10%	0.10%
Expense Charge
Total Variable	2.05%	1.85%
Account Annual
Expenses

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.
If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge of up to 0.35% of your Contract Value on each Contract Anniversary during the Accumulation Phase. The charge is based on the oldest Contract owner’s age as of the Rider Application Date, as follows:

Age	Annual Charge
0-55	0.10%
56-65	0.20%
66-75	0.35%

9 PROSPECTUS

We will deduct this charge from your Contract Value in the Variable Account on a pro rata basis. If the Contract Value in the Variable Account is not sufficient to cover the charge, we will deduct the remaining charge from the fixed Guaranteed Periods, beginning with the oldest fixed Guaranteed Period (see “Expenses” on page 24 for additional information). Fixed Guarantee Periods may not be available in all states.
ANNUAL PORTFOLIO EXPENSES
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These are expenses that are deducted from Portfolio assets, and may include management fees, distribution and/or services (12b-1) fees, and other expenses. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. In some cases these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
ANNUAL PORTFOLIO EXPENSES

	Minimum	Maximum
Total Annual Portfolio Operating Expenses/1/	0.60%	3.91%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.
THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, VARIABLE ACCOUNT ANNUAL EXPENSES, AND PORTFOLIO FEES AND EXPENSES. IN EACH CASE, THE FIRST LINE OF THE EXAMPLE ASSUMES THAT THE MAXIMUM FEES AND EXPENSES OF ANY OF THE PORTFOLIOS ARE CHARGED. THE SECOND LINE OF THE EXAMPLE ASSUMES THAT THE MINIMUM FEES AND EXPENSES OF ANY OF THE PORTFOLIOS ARE CHARGED. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW.
EXAMPLE 1 (ALLSTATE PROVIDER ADVANTAGE CONTRACTS)
The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment,

•	elected the Enhanced Death Benefit and Income Benefit Riders, and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$682	$2,020	$3,320	$6,418
Costs Based on Minimum Annual Portfolio Expenses	$343	$1,048	$1,779	$3,725

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.95% FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

10 PROSPECTUS

EXAMPLE 2 (ALLSTATE PROVIDER ULTRA CONTRACTS)
The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment,

•	surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,

•	elected the Enhanced Death Benefit and Income Benefit Riders, and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,172	$2,388	$3,573	$6,280
Costs Based on Minimum Annual Portfolio Expenses	$833	$1,412	$2,018	$3,530

EXAMPLE 3 (ALLSTATE PROVIDER ULTRA CONTRACTS)
This example uses the same assumptions as Example 2 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$662	$1,963	$3,233	$6,280
Costs Based on Minimum Annual Portfolio Expenses	$323	$987	$1,678	$3,530

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVER OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.75% FOR ALLSTATE PROVIDER ULTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

11 PROSPECTUS

FINANCIAL INFORMATION
To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the “ACCUMULATION UNIT”. Each Variable Sub-Account has a separate value for its Accumulation Units which we call “ACCUMULATION UNIT VALUE.” Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
The financial statements of Allstate and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the Separate Account Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800- 755-5275.

12 PROSPECTUS

THE CONTRACT
CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

•	the investment alternatives during the Accumulation and Payout Phases,

•	the amount and timing of your purchase payments and withdrawals,

•	the programs you want to use to invest or withdraw money,

•	the income payment plan you want to use to receive retirement income,

•	the Annuitant (either yourself or someone else) on whose life the income payments will be based,

•	the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

•	any other rights that the Contract provides.
If you die, any surviving Contract owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits section. The maximum age of the oldest Contract Owner cannot exceed 90 as of the date we receive the completed application.
You may change the Contract owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.
Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, (“Code”) may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.
You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit you to name a joint Annuitant when you elect an Income Plan. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i)	the youngest Contract owner; otherwise,
(ii) the youngest Beneficiary.

The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:

•	90 - Allstate Provider Advantage

•	90 - Allstate Provider Ultra
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

13 PROSPECTUS

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries the new Beneficiary will be:

•	your spouse or, if he or she is no longer alive,

•	your surviving children equally, or if you have no surviving children,

•	your estate.
If one or more Beneficiaries survive you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.
If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary. If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
MODIFICATION OF THE CONTRACT
Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

14 PROSPECTUS

PURCHASES
MINIMUM PURCHASE PAYMENTS
Your initial purchase payment must be at least $5,000 ($2,000 for Contracts issued within an IRA or TSA). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. The most we will accept without our prior approval is $1,000,000. We reserve the right to limit the availability of investment alternatives. We also reserve the right to reject any application.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.
We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “VALUATION DATES.” Our business day closes when the New York Stock Exchange closes, usually 4:00
p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us.
If you exercise this “RIGHT TO CANCEL,” the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss including the deduction of mortality and expense risk charges and administrative expense charges that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.
In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.

15 PROSPECTUS

CONTRACT VALUE
Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

•	changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

•
the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS only), Enhanced Earnings Death Benefit charges (if applicable) and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.
We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Income Benefit Rider,* and the Enhanced Death Benefit Rider with the Income Benefit Rider.*
YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.

16 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
You may allocate your purchase payments to up to 39 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.
For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO	EACH PORTFOLIO SEEKS	ADVISOR

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Balanced Fund - Series I	As high a total return as possible, consistent with preservation of capital

AIM V.I. Capital
Appreciation Fund - Series I	Growth of capital	A I M ADVISORS, INC.

AIM V.I. Core Equity Fund - Series I	Growth of capital

AIM V.I. Growth Fund - Series I	Growth of capital

AIM V.I. High Yield Fund - Series I	A high level of income

AIM V.I. Premier Equity Fund - Series I	Long-term growth of capital and income as a secondary objective
FEDERATED INSURANCE SERIES

Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	FEDERATED INVESTMENT MANAGEMENT COMPANY

FIDELITY/(R)/ VARIABLE INSURANCE PRODUCTS

Fidelity VIP Contrafund/(R)/- Service Class 2	Long-term capital appreciation

Fidelity VIP Equity-Income Portfolio - Service Class 2	Reasonable income

Fidelity VIP Growth Portfolio – Service Class 2	Capital appreciation	FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity VIP High Income Portfolio - Service Class 2	High level of current income while also considering growth of capital

Fidelity VIP Index 500 Portfolio - Service Class 2	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500(SM) Index (S&P500/(R)/)

Fidelity VIP Overseas Portfolio - Service Class 2	Long-term growth of capital

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FTVIP Templeton Global Income Securities Fund - Class 2	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	FRANKLIN ADVISERS, INC.

FTVIP Templeton Growth Securities Fund - Class 2	Long-term capital growth.	TEMPLETON GLOBAL ADVISORS LIMITED

MFS/(R)/ VARIABLE INSURANCE TRUST(SM)

MFS Emerging Growth Series - Service Class	Long-term growth of capital

MFS Investors Trust Series – Service Class	Long-term growth of capital with a secondary objective to seek reasonable current income.	MFS(TM) INVESTMENT MANAGEMENT

MFS New Discovery Series – Service Class	Capital appreciation

MFS Research Series - Service Class	Long-term growth of capital and future income

MFS Utilities Series - Service Class	Capital growth and current income

17 PROSPECTUS

PORTFOLIO	EACH PORTFOLIO SEEKS	ADVISOR

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Aggressive Growth Fund/VA	Capital appreciation

Oppenheimer Balanced Fund/VA/(1)/	A high total investment return which includes current income and capital appreciation in the value of its shares.	OPPENHEIMERFUNDS, INC.

Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Long-term capital appreciation

Oppenheimer Main Street	High total return, which includes growth in the value of its shares as well as Fund/VA current income, from equity and debt securities.

Oppenheimer Strategic Bond Fund/VA	High level of current income

PUTNAM VARIABLE TRUST

Putnam VT Discovery Growth - Class IB	Long-term growth of capital appreciation

Putnam VT Diversified Income Fund - Class IB	High current income consistent with capital preservation	PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam VT Growth and Income Fund - Class IB	Capital growth and current income

Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation

Putnam VT Health Sciences Fund - Class IB	Capital appreciation

Putnam VT New Value Fund - Class IB	Long-term capital appreciation

STI CLASSIC VARIABLE TRUST

STI Classic Capital Appreciation Fund	Capital Appreciation

STI Classic Growth and Income Fund	Long-term capital appreciation with the secondary goal of current Income	TRUSCO CAPITAL MANAGEMENT, INC.

STI Classic International Equity Fund	Long-term capital appreciation

STI Classic Investment Grade Bond Fund	High total return through current income and capital appreciation, while preserving the principal amount invested

STI Classic Mid-Cap Equity Fund STI Classic Small Cap Value Equity Fund	Capital appreciation Capital appreciation with the secondary goal of current income

STI Classic Value Income Stock Fund	Current income with the secondary goal of capital appreciation

*	A portfolio’s investment objective(s) may be changed by the Fund’s Board of Trustees without shareholder approval.
(1) Effective May 1, 2004, the Oppenheimer Multiple Strategies Fund/VA changed its name to the Oppenheimer Balanced Fund/VA.
VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF SIMILARLY NAMED RETAIL MUTUAL FUNDS.
AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

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INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 Dollar Cost Averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Dollar Cost Averaging Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION (“SHORT TERM DCA FIXED ACCOUNT OPTION”). We will credit interest to purchase payments you allocate to this Option for up to six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.
We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 6 equal monthly installments. Further, you must transfer each purchase payment and associated interest out of this Option by means of dollar cost averaging within 6 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.
For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the Money Market Variable Sub-Account until we receive a different allocation instruction. Transferring Contract Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 23.
EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish an Extended Short Term Dollar Cost Averaging Program by allocating purchase payments to the EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION (“EXTENDED SHORT TERM DCA FIXED ACCOUNT OPTION”). We will credit interest to purchase payments you allocate to this Option for up to twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.
We will follow your instructions in transferring amounts monthly from the Extended Short Term DCA Fixed Account Option. However, you may not choose less than 7 or more than 12 equal monthly installments. Further, you must transfer each purchase payment and associated interest out of this Option by means of dollar cost averaging within 12 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Extended Short Term DCA Fixed Account.
For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the Money Market Variable Sub-Account until we receive a different allocation instruction. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 23.
At the end of the transfer period, any nominal amounts remaining in the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account will be allocated to the Money Market Variable Sub-Account.
INVESTMENT RISK
We bear the investment risk for all amounts allocated to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Short

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Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-755-5275.
GUARANTEE PERIODS
The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.
Each purchase payment or transfer allocated to a Guarantee Period must be at least $50.
We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.
INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Allstate at 1-800-755-5275.
HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment	$10,000
Guarantee Period	5 years
Annual Interest Rate	4.50%

	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5
Beginning Contract Value	$10,000.00
^ (1 ^ Annual Interest Rate)	1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
^ (1 ^ Annual Interest Rate		1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
^ (1 ^ Annual Interest Rate)			1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
^ (1 ^ Annual Interest Rate)				1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
^ (1 ^ Annual Interest Rate)					1.045
					$12,461.82

TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82 - $10,000.00)
This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge (under ALLSTATE PROVIDER ULTRA CONTRACTS only), and the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

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RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1)
Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2)
Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3)
Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4)
Withdraw all or a portion of your money. A withdrawal charge may apply (for ALLSTATE PROVIDER ULTRA CONTRACTS only), but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable.

If you choose option 3 or 4 above, we will pay interest from the date the previous Guarantee Period expired until the date of the transfer or withdrawal as applicable. The interest rate will be the then current rate we are crediting for a Guarantee Period of the same length as the previous Guarantee Period. Amounts not withdrawn or transferred will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.
MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the “Death Benefit Amount” section below. We will not apply a Market Value Adjustment to a withdrawal you make:

•	within the Free Withdrawal Amount as described below,

•	that qualify for one of the waivers as described on page 25-26,

•	to satisfy the IRS minimum distribution rules for the Contract, or

•	within one year after the date of the death of the Owner as the surviving spouse continuing the Contract (limit one withdrawal only)
We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. “TREASURY RATE” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.
The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment, any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and any premium taxes and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.
During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without a Market Value Adjustment. Unused portions of this Free Withdrawal Amount are not carried forward to future Contract Years.
Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable

Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.
For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

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The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.
INVESTMENT ALTERNATIVES: TRANSFERS
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. After 6 months from the Payout Start Date, you may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING AND EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under “Trading Limitations” consistent with applicable law and the Contract. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable.

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Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing (“Prohibited Trading Practices”), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any sub-account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares. We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.
SHORT-TERM TRADES
All transfers involving the purchase or redemption of mutual fund shares by the Variable Account may be subject to restrictions or requirements imposed by the underlying Portfolios. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a Variable Sub-Account that occur within a certain number of days following the date of allocation to the Variable Sub-Account, but will only apply to those Sub-Accounts corresponding to underlying Portfolios that explicitly require the assessment of such fees.
DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Short Term Dollar Cost Averaging Fixed Account, or the Extended Short Term Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.
We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our AUTOMATIC PORTFOLIO REBALANCING PROGRAM, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Core Equity Variable Sub-Account. Over the next 2 months the bond market does very well relative to the stock market. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Core Equity Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

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EXPENSES
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies.
We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

•	your Contract Value equals $50,000 or more, or

•	all money is allocated to the Fixed Account.
After the Payout Start Date, we will waive the charge if the Contract Value is $50,000 or more as of the Payout Start Date.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

•	1.45% for ALLSTATE PROVIDER ADVANTAGE CONTRACTS

•	1.25% for ALLSTATE PROVIDER ULTRA CONTRACTS
If you select the Income Benefit Rider* or the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.25% for the Rider. If you select both the Income Benefit Rider* and the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.50% for these Riders.

*	We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.
The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Income Benefit Rider to compensate us for the additional risk that we accept by providing these Riders.
We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit and the Income Benefit will cease.
ENHANCED EARNINGS DEATH BENEFIT RIDER FEE
If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge from your Contract Value on each Contract Anniversary during the Accumulation Phase. The annual charge is calculated as a percentage of your Contract Value on the Contract Anniversary and is based on the oldest Contract owner’s age on the Rider Application Date (described below) as follows:

Age	Annual Charge
0-55	0.10%
56-65	0.20%
66-75	0.35%

We first deduct this annual fee from the Variable Sub-Accounts on a pro rata basis. If the Contract Value in the Variable Sub-Accounts is not sufficient to cover the charge, we will deduct the remaining charge from the Guarantee Periods, beginning with the oldest Guarantee Period. On the first Contract Anniversary after we issue the Rider, we will deduct the Rider charge pro rated to reflect the number of complete months the Rider was in effect during such Contract Year. Also, if you surrender your Contract, we will deduct the Rider charge (multiplied by the Contract Value immediately prior to the surrender) pro rated to reflect the number of complete months the Rider was in effect during the current Contract Year.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

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WITHDRAWAL CHARGE (ALLSTATE PROVIDER ULTRA CONTRACTS ONLY)
We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% over a 7 year period that begins on the day we receive your payment. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page
9. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this “Free Withdrawal Amount” are not carried forward to future Contract Years. We will deduct withdrawal changes, if applicable, from the amount paid.
For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.
We do not apply a withdrawal charge in the following situations:

•	on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

•	withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

•	withdrawals that qualify for one of the waivers as described below.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distributional expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
CONFINEMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1.
You or the Annuitant, if the Contract owner is not a living person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2.	You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant’s stay at the long term care facility or hospital; and

3.	A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).
You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant’s immediate family, is the physician prescribing your or the Annuitant’s stay in a long term care facility.
TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if:

1.	you or the Annuitant (if the Contract owner is not a living person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2.	you claim this benefit and deliver adequate proof of diagnosis to us.
UNEMPLOYMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1.	you or the Annuitant, (if the Contract owner is not a living person), become unemployed at least one year after the Issue Date;

2.	you or the Annuitant, (if the Contract owner is not a living person), receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3.	you or the Annuitant, (if the Contract owner is not a living person), claim this benefit within 180 days of your or the Annuitant’s initial receipt of unemployment compensation.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS ONLY), or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

25 PROSPECTUS

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.
OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of minimum and maximum Portfolio annual expenses, see page 10. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative distribution, and other services we provide to the Portfolios.
ACCESS TO YOUR MONEY
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See “Income Plans” on page 27.
The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment less any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), contract maintenance charges, Enhanced Earnings Death Benefit Rider fee (if applicable), income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You can withdraw money from the Variable Account or the Fixed Account Options.
To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only) and premium taxes.
You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Variable Sub-Accounts according to the value of your investments therein.
In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
If you request a total withdrawal, we may require you to return your Contract to us.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1.	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.	An emergency exists as defined by the SEC; or

3.	The SEC permits delay for your protection.
In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

26 PROSPECTUS

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.
We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less any withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS only) and any other applicable charges and taxes.
INCOME PAYMENTS
PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

•	at least 30 days after the Issue Date; and

•	no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:

•	fixed income payments;

•	variable income payments; or

•	a combination of the two.

The three Income Plans are:
INCOME PLAN 1—LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
INCOME PLAN 2—JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
INCOME PLAN 3—GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only). We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.
The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

27 PROSPECTUS

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case, you may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply (ALLSTATE PROVIDER ULTRA CONTRACTS only). We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We may make other Income Plans available.
You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.
You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or any other action we take before we accept the change.
We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

•	pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

•	reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.
In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
We reserve the right to make other assumed investment rates available under each Contract.
FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1.	adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2.	deducting any applicable premium tax; and

3.	applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

28 PROSPECTUS

INCOME BENEFIT RIDER
QUALIFICATIONS. Effective January 1, 2004, we ceased offering the Income Benefit Rider (except in a limited number of states). The following describes the Income Benefit Rider for Contract Owners who elected the Option prior to January 1, 2004. To qualify for the income benefit payments under this Rider, you must meet the following requirements as of the Payout Start Date:

•	You must elect a Payout Start Date that is on or after the 10th anniversary of the date this Rider was made a part of your Contract (“RIDER DATE”);

•	The Payout Start Date must be prior to the oldest Annuitant’s 90th birthday;

•	The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

•	You must elect to receive fixed income payments, which will be calculated using the guaranteed payout rates listed in your Contract; and

•	The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

•	10 years, if the youngest Annuitant’s age is 80 or less on the Payout Start Date, or

•	5 years, if the youngest Annuitant’s age is greater than 80 on the Payout Start Date.
If, however, you apply the Contract Value and not the Income Benefit to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to variable and/or fixed income payment options, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Rider may not be appropriate.
Prior to the Payout Start Date, the Income Benefit Rider will terminate and charges for this Rider will cease when the Contract terminates. The mortality and expense risk charge for this Rider will cease on the Payout Start Date.
ALLSTATE PROVIDER ULTRA CONTRACTS ONLY:
The Income Benefit Rider will no longer be in effect and the mortality and expense charge for the Rider will end upon the change of the named Annuitant for reasons other than death.
INCOME BASE
The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider (“Guaranteed Income Benefit”) and does not provide a Contract Value or guarantee performance of any investment option. On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, the Income Base plus any subsequent purchase payments and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the earlier of the Payout Start Date, or the first day of the month after the oldest Contract Owner’s (Annuitant, if the Contract Owner is not a living person) 85th birthday.
WITHDRAWAL ADJUSTMENT
The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where:
(a)   =   the withdrawal amount
(b)   =   the Contract Value immediately prior to the withdrawal, and
(c)   =   the most recently calculated Income Base.

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described above.
On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit or the income payment provided in the payout phase section of your Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

29 PROSPECTUS

DEATH BENEFITS
We will pay a death benefit prior to the Payout Start Date on:

1.	the death of any Contract owner or,

2.	the death of the Annuitant, if the Contract is owned by a non-living person.
We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract owner.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
When there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary that remain in the investment alternatives are subject to investment risk.
A complete request for settlement of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as “Due Proof of Death”:

•	a certified copy of a death certificate,

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

•	any other proof acceptable to us.
DEATH BENEFIT AMOUNT. Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1.	the Contract Value as of the date we determine the value of the death benefit, or

2.	the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3.
the highest amount computed by taking the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary.

A “Death Benefit Anniversary” is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.
In calculating the Settlement Value when a death benefit is paid, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro-rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver as described under the “Expenses—Contract Maintenance Charge” on page 24.
The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)   =   is the withdrawal amount;
(b)   =   is the Contract Value immediately prior to the withdrawal; and
(c)   =   is the Contract value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.
If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
We reserve the right to extend the 180-day period on a non-discriminatory basis.
ENHANCED DEATH BENEFIT RIDER
For Contract owners and Annuitants up to and including age 80 as of the date we receive the completed application or a written request to add this rider, whichever is later (“Rider Application Date”), the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract owner is a living individual, the Enhanced Death Benefit applies only upon the death of the Contract owner. If the Contract owner is not a living individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the Enhanced Death Benefit. The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

30 PROSPECTUS

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
If the Owner is a living person, the Enhanced Death Benefit is payable and the Rider will terminate and the mortality and expense charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-living person, the Enhanced Death Benefit is payable and the Rider will terminate and charges for the Rider will cease upon the death of the Annuitant.
The Enhanced Death Benefit Rider and charges for the Rider will terminate:

•	when the Contract owner is changed for reasons other than death;

•	if the Contract owner is a non-living person, when the Annuitant is changed for reasons other than death; or

•	on the Payout Start Date.
The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.
ENHANCED DEATH BENEFIT A. On the date we issue the Rider (“RIDER DATE”), Enhanced Death Benefit A is equal to the Contract Value on that date. After the Rider Date, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The “Anniversary Value” is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by a withdrawal adjustment, as described below, for any partial withdrawals since that Anniversary.
We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

•	the date we determine the death benefit; or

•
the first Contract Anniversary following the oldest Contract owner’s or, if the Contract owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.
The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:
(a)   =   is the withdrawal amount,
(b)   =   is the Contract Value immediately prior to the withdrawal, and
(c)   =   the most recently calculated Enhanced Death Benefit A.
ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% per year until the earlier of:

•	the date we determine the death benefit; or

•
the first day of the month following the oldest Contract owner’s or, if the Contract owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:
(a)   =   the withdrawal amount,
(b)   =   is the Contract Value immediately prior to the withdrawal, and
(c)   =   is the most recently calculated Enhanced Death Benefit B.
After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.
SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ADVANTAGE CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, the Enhanced Death Benefit Rider and the mortality and expense risk charge for this Rider will terminate if your spouse is over age 80 on the date the Contract is continued. If the Enhanced Death Benefit Rider does continue, then the following conditions will apply:

•	The Contract Value on the date the Contract is continued will equal the death benefit amount;

•	Enhanced Death Benefit A will continue to be recalculated for purchase payments, withdrawals, and on Contract Anniversaries after the date the Contract is continued until the earlier of:

1.	the first Contract Anniversary after the oldest new Owner’s 80th birthday. After age 80, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals; or

2.	the date we determine the death benefit;
unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

31 PROSPECTUS

•
The amount of the Enhanced Death Benefit B as of the date the Contract is continued and any subsequent purchase payments and less any subsequent withdrawal adjustments will accumulate daily at a rate equivalent to 5% per year after the date the Contract is continued, until the earlier of:

1.	the first day of the month following the oldest new Owner’s 80th birthday. After age 80, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

2.	the date we determine the death benefit;
unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.
SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ULTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, on the date the Contract is continued, the Rider Date will be reset to the date the Contract is continued. For purposes of calculating future death benefits, your spouse’s age on this new Rider Date will be used to determine applicable death benefit amounts.
ENHANCED EARNINGS DEATH BENEFIT RIDER
For Contract owners and Annuitants up to and including age 75 as of the Rider Application Date, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.
The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.
If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value as of the date we determine the death benefit.
If the Contract owner is a living person, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract owner. If the Contract owner is not a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Annuitant. If the Owner is a living person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-living person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Annuitant.
The Enhanced Earnings Death Benefit Rider and the annual charge for the rider will terminate:

•	when the Contract owner is changed for reasons other than death;

•	if your spouse continues the Contract as described below and your spouse is over age 75 on the date the Contract is continued, (or if your spouse elects to terminate the Rider);

•	if the Contract owner is a non-living person, when the Annuitant is changed for reasons other than death or when the Annuitant dies; or

•	on the Payout Start Date.
ALLSTATE PROVIDER ADVANTAGE CONTRACTS:

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

•
The lesser of 80% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person), or 40% of In-Force Earnings, calculated as of the date we receive due proof of death.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

•
The lesser of 60% of In-Force Premium (Excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or annuitant is the Owner is a non-living person), or 30% of In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

•
The lesser of 40% of In-Force Premium (excluding purchase payments made after the Rider Application Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person), or 20% of In-Force Earnings, calculated as of the date we receive due proof of death.

ALLSTATE PROVIDER ULTRA CONTRACTS:
Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

•
40% of the lesser of 200% of In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings. (“In-Force Earnings” are referred to as “Death Benefit Earnings” in the ALLSTATE PROVIDER ULTRA CONTRACTS, but we use the term “In-Force Earnings” in this prospectus for convenience).

32 PROSPECTUS

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

•	30% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

•	20% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force earnings.
BOTH CONTRACTS:
For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:
In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive a complete request for settlement of the death benefit. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under “Death Benefit Payments” below.
SPOUSAL CONTINUATION. If you elected the Enhanced Earnings Death Benefit Rider, and your spouse continues the Contract as described below, the Enhanced Earnings Death Benefit Rider and the annual charge for this Option will terminate if the oldest new Contract owner is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Rider. If the Enhanced Earnings Death Benefit Rider is not terminated, on the date the Contract is continued, the Rider Date for this Rider will be reset to the date the Contract is continued (“new Rider Date”). The age of the surviving spouse (oldest Contract owner for ALLSTATE PROVIDER ADVANTAGE CONTRACTS) on the new Rider Date will be used to determine the Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the surviving spouse (oldest Contract owner for ALLSTATE PROVIDER ADVANTAGE CONTRACTS) on the new Rider Date will be used to determine the annual charge for the Rider after the new Rider Date.
The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix C.
DEATH BENEFIT PAYMENTS
If the sole new Contract Owner is your spouse, the new Contract Owner may:

1)	elect to receive the death benefit in a lump sum, or

2)	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the new Contract Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

•	over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.
If your spouse does not elect one of the options above the Contract will continue in the Accumulation Phase as if the death had not occurred. If the contract is continued in the Accumulation Phase, the following conditions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we received a complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account.

33 PROSPECTUS

Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

(i)	transfer all or a portion of the excess among the Variable Sub-Accounts;

(ii)	transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

(iii)	transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guarantee Maturity Fixed Account.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Market Value Adjustment or withdrawal charge. Only one spousal continuation is allowed under this Contract.
Prior to the Payout Start Date, the death benefit of the continued Contract will be as described under Death Benefit Amount above.
If the new Contract Owner is not your spouse but is a living person, or if there are multiple living persons new Contract Owners the new Contract Owner may:

1)	elect to receive the death benefit in a lump sum, or

2)	elect to apply the death benefit to an Income Plan.
Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the new Contract Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

•	over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.
If the new Contract Owner does not elect one of the options above then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers section of the Contract during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived for any withdrawals made during this 5 year period; however, amounts withdrawn may be subject to a Market Value Adjustment.
If the new Contract Owner dies prior to the receiving all of the Contract Value, then the new Contract Owner’s named beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Contract Owner’s death.
If the new Contract Owner is a corporation, trust, or other non- living person:

(a)
The new Contract Owner may elect to receive the death benefit in a lump sum; or

(b)
If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived during this 5 year period.
We reserve the right to offer additional options upon the death of the Contract Owner.
If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the death benefit is paid.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

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If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:

(a)	The Contract owner may elect to receive the death benefit in a lump sum; or

(b)
If the Contract owner does not elect the above option, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived during this 5 year period; however, amounts withdrawn may be subject to a Market Value Adjustment.
We reserve the right to offer additional options upon the death of the Annuitant.
Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
MORE INFORMATION
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 is a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook”) issued the Contract. Effective January 1, 2005, Glenbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate acquired from Glenbrook all of the Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all contracts issued by Glenbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life Multi-Manager Variable Account. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account
THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

35 PROSPECTUS

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.
CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Allstate does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.
ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.
We provide the following administrative services, among others:

•	issuance of the Contracts;

•	maintenance of Contract owner records;

•	Contract owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract owner reports.
We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life and Annuity Company no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate’s right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.

36 PROSPECTUS

TAXES
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year.

Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance

37 PROSPECTUS

concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.
TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.
WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

•	if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

•	if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.
PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.

38 PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or becoming totally disabled,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made under an immediate annuity, or

•	attributable to investment in the Contract before August 14, 1982.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.
PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.
TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.
AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

39 PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

•	Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

•	Roth IRAs under Section 408A of the Code;

•	Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

•	Tax Sheltered Annuities under Section 403(b) of the Code.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored retirement plan.
In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.
TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.
REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the

Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.
PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

40 PROSPECTUS

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs), and

•	made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity.
ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.

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Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.
ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.
TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.
TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.

42 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
Allstate Life’s annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference, which means that they are legally a part of this prospectus.
After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.
Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.
We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC’s “EDGAR” system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC’s Public Reference Room, call 1-800-SEC-0330.
If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 (telephone:
1-800-755-5275).

43 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (BASE CONTRACT)/1/
The following tables show the Accumulation Unit Values for each of the Variable Sub-Accounts for base Contracts without any optional benefit and Contracts with the Enhanced Death Benefit and Income Benefit. These two tables represent the lowest and highest combination of charges that effect Accumulation Unit Values available under the Contracts. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for Contracts with each other optional benefit, or available combination thereof. Please contact us at 1-800-755-5275 to obtain a copy of the Statement of Additional Information.

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
AIM V.I. BALANCED-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.292	$9.216	$10.557
Accumulation Unit Value, End of Period	$11.292	$9.216	$10.557	$10.487
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CAPITAL APPRECIATION-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.619	$9.397	$11.983
Accumulation Unit Value, End of Period	$12.619	$9.397	$11.983	$11.476
Number of Units Outstanding, End of Period	1,667	2,284	2,118	2,115
AIM V.I. CORE EQUITY-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.391	$10.298	$12.614
Accumulation Unit Value, End of Period	$12.391	$10.298	$12.614	$12.640
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. GROWTH -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.629	$7.903	$10.211
Accumulation Unit Value, End of Period	$11.629	$7.903	$10.211	$9.875
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. HIGH YIELD -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.573	$9.802	$12.356
Accumulation Unit Value, End of Period	$10.573	$9.802	$12.356	$12.969
Number of Units Outstanding, End of Period	0	442	560	561
AIM V.I. PREMIER EQUITY -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.853	$8.138	$10.021
Accumulation Unit Value, End of Period	$11.853	$8.138	$10.021	$9.655
Number of Units Outstanding, End of Period	1,836	3,537	3,100	3,083
FEDERATED PRIME MONEY FUND II
Accumulation Unit Value, Beginning of Period	$10.000	$10.016	$9.999	$9.912
Accumulation Unit Value, End of Period	$10.016	$9.999	$9.912	$9.843
Number of Units Outstanding, End of Period	846	1,954	486	486
FIDELITY VIP CONTRAFUND/(R)/ -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.452	$10.168	$12.833
Accumulation Unit Value, End of Period	$11.452	$10.168	$12.833	$13.387
Number of Units Outstanding, End of Period	0	793	793	792
FIDELITY VIP EQUITY-INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.703	$9.545	$12.219
Accumulation Unit Value, End of Period	$11.703	$9.545	$12.219	$12.304
Number of Units Outstanding, End of Period	180	4,978	4,673	4,648

FIDELITY VIP GROWTH -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$12.424	$8.525	$11.125
Accumulation Unit Value, End of Period	$12.424	$8.525	$11.125	$10.457
Number of Units Outstanding, End of Period	1,314	2,524	1,659	1,653

44 PROSPECTUS

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
FIDELITY VIP HIGH INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.165	$10.337	$12.900
Accumulation Unit Value, End of Period	$10.165	$10.337	$12.900	$13.321
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP INDEX 500 PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.870	$9.063	$11.429
Accumulation Unit Value, End of Period	$11.870	$9.063	$11.429	$11.426
Number of Units Outstanding, End of Period	58	2,399	2,313	2,258
FIDELITY VIP OVERSEAS PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.653	$9.125	$12.851
Accumulation Unit Value, End of Period	$11.653	$9.125	$12.851	$12.604
Number of Units Outstanding, End of Period	676	1,439	1,210	1,210
FTVIP TEMPLETON GLOBAL INCOME SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.957	$11.876	$14.315
Accumulation Unit Value, End of Period	$9.957	$11.876	$14.315	$14.729
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON GROWTH SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.839	$9.500	$12.359
Accumulation Unit Value, End of Period	$11.839	$9.500	$12.359	$12.736
Number of Units Outstanding, End of Period	0	2,112	1,502	1,501
MFS EMERGING GROWTH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$12.752	$8.304	$10.622
Accumulation Unit Value, End of Period	$12.752	$8.304	$10.622	$10.363
Number of Units Outstanding, End of Period	0	221	209	202
MFS INVESTORS TRUST -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.545	$8.962	$10.750
Accumulation Unit Value, End of Period	$11.545	$8.962	$10.750	$10.671
Number of Units Outstanding, End of Period	0	1,539	1,538	1,537
MFS NEW DISCOVERY -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$13.155	$8.832	$11.603
Accumulation Unit Value, End of Period	$13.155	$8.832	$11.603	$10.664
Number of Units Outstanding, End of Period	355	1,202	944	972
MFS RESEARCH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.948	$8.855	$10.842
Accumulation Unit Value, End of Period	$11.948	$8.855	$10.842	$10.978
Number of Units Outstanding, End of Period	0	730	794	794
MFS UTILITIES -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.020	$7.606	$10.151
Accumulation Unit Value, End of Period	$10.020	$7.606	$10.151	$11.297
Number of Units Outstanding, End of Period	35	747	676	632
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$11.554	$8.214	$10.156
Accumulation Unit Value, End of Period	$11.554	$8.214	$10.156	$10.689
Number of Units Outstanding, End of Period	182	1,538	1,537	1,535
OPPENHEIMER BALANCED/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.184	$9.866	$12.137
Accumulation Unit Value, End of Period	$11.184	$9.866	$12.137	$12.248

Number of Units Outstanding, End of Period	0	4,364	4,326	4,033
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$12.235	$8.810	$11.357
Accumulation Unit Value, End of Period	$12.235	$8.810	$11.357	$11.053
Number of Units Outstanding, End of Period	576	4,510	3,833	3,819
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$12.373	$9.485	$13.355
Accumulation Unit Value, End of Period	$12.373	$9.485	$13.355	$13.528
Number of Units Outstanding, End of Period	82	517	516	515

45 PROSPECTUS

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$11.480	$9.178	$11.450
Accumulation Unit Value, End of Period	$11.480	$9.178	$11.450	$11.383
Number of Units Outstanding, End of Period	2.061	8,915	7,786	7,751
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.384	$10.984	$12.768
Accumulation Unit Value, End of Period	$10.384	$10.984	$12.768	$13.082
Number of Units Outstanding, End of Period	0	1,146	832	807
PUTNAM VT DISCOVERY GROWTH -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.955	$8.981	$11.672
Accumulation Unit Value, End of Period	$12.955	$8.981	$11.672	$10.987
Number of Units Outstanding, End of Period	0	2,173	1,529	1,541
PUTNAM VT DIVERSIFIED INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.190	$10.624	$12.557
Accumulation Unit Value, End of Period	$10.190	$10.624	$12.557	$13.065
Number of Units Outstanding, End of Period	68	3,663	3,490	3,462
PUTNAM VT GROWTH AND INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.385	$9.080	$11.387
Accumulation Unit Value, End of Period	$11.385	$9.080	$11.387	$11.493
Number of Units Outstanding, End of Period	0	131	0	0
PUTNAM VT GROWTH OPPORTUNITIES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.249	$8.503	$10.301
Accumulation Unit Value, End of Period	$12.249	$8.503	$10.301	$9.605
Number of Units Outstanding, End of Period	0	1,402	1,401	1,400
PUTNAM VT HEALTH SCIENCES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.053	$8.668	$10.103
Accumulation Unit Value, End of Period	$11.053	$8.668	$10.103	$9.876
Number of Units Outstanding, End of Period	0	361	388	391
PUTNAM VT NEW VALUE -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.856	$9.851	$12.848
Accumulation Unit Value, End of Period	$11.856	$9.851	$12.848	$13.312
Number of Units Outstanding, End of Period	0	3,078	2,252	2,252
STI CLASSIC CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$12.146	$9.340	$10.892
Accumulation Unit Value, End of Period	$12.146	$9.340	$10.892	$10.639
Number of Units Outstanding, End of Period	0	2,720	2,716	2,710
STI CLASSIC GROWTH AND INCOME
Accumulation Unit Value, Beginning of Period	$10.000	$11.675	$9.127	$11.366
Accumulation Unit Value, End of Period	$11.675	$9.127	$11.366	$11.677
Number of Units Outstanding, End of Period	0	96	96	96
STI CLASSIC INTERNATIONAL EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$11.261	$9.026	$12.202
Accumulation Unit Value, End of Period	$11.261	$9.026	$12.202	$12.584
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC INVESTMENT GRADE BOND
Accumulation Unit Value, Beginning of Period	$10.000	$9.949	$10.519	$10.721
Accumulation Unit Value, End of Period	$9.949	$10.519	$10.721	$10.907

Number of Units Outstanding, End of Period	70	4,156	4,101	4,055
STI CLASSIC MID-CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$12.960	$9.129	$11.659
Accumulation Unit Value, End of Period	$12.960	$9.129	$11.659	$11.932
Number of Units Outstanding, End of Period	308	3,247	2,613	2,605
STI CLASSIC SMALL CAP VALUE EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$12.108	$11.778	$16.053
Accumulation Unit Value, End of Period	$12.108	$11.778	$16.053	$17.364
Number of Units Outstanding, End of Period	1,066	3,129	2,616	2,604

46 PROSPECTUS

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
STI CLASSIC VALUE INCOME STOCK
Accumulation Unit Value, Beginning of Period	$10.000	$11.633	$9.507	$11.524
Accumulation Unit Value, End of Period	$11.633	$9.507	$11.524	$12.088
Number of Units Outstanding, End of Period	181	2,719	2,597	2,589

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on September 21, 2001. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.45% and Administrative Expense Charge of 0.10%.

(1)
Effective May 1, 2004, the Oppenheimer Multiple Strategies Fund/VA changed its name to the Oppenheimer Balanced Fund/VA. We made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

47 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS)

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
AIM V.I. BALANCED-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.276	$9.156	$10.436
Accumulation Unit Value, End of Period	$11.276	$9.156	$10.436	$10.326
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CAPITAL APPRECIATION-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.601	$9.336	$11.844
Accumulation Unit Value, End of Period	$12.601	$9.336	$11.844	$11.300
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. CORE EQUITY-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$12.374	$10.231	$12.469
Accumulation Unit Value, End of Period	$12.374	$10.231	$12.469	$12.447
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. GROWTH -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.613	$7.852	$10.094
Accumulation Unit Value, End of Period	$11.613	$7.852	$10.094	$9.724
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. HIGH YIELD -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.558	$9.738	$12.213
Accumulation Unit Value, End of Period	$10.558	$9.738	$12.213	$12.771
Number of Units Outstanding, End of Period	0	0	0	0
AIM V.I. PREMIER EQUITY -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$11.836	$8.085	$9.906
Accumulation Unit Value, End of Period	$11.836	$8.085	$9.906	$9.507
Number of Units Outstanding, End of Period	0	0	0	0
FEDERATED PRIME MONEY FUND II
Accumulation Unit Value, Beginning of Period	$10.000	$10.002	$9.934	$9.797
Accumulation Unit Value, End of Period	$10.002	$9.934	$9.797	$9.692
Number of Units Outstanding, End of Period	14,453	14,453	0	0
FIDELITY VIP CONTRAFUND/(R)/ -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.409	$10.102	$12.685
Accumulation Unit Value, End of Period	$11.409	$10.102	$12.685	$13.182
Number of Units Outstanding, End of Period	575	575	574	0
FIDELITY VIP EQUITY-INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.686	$9.483	$12.078
Accumulation Unit Value, End of Period	$11.686	$9.483	$12.078	$12.116
Number of Units Outstanding, End of Period	0	616	608	0
FIDELITY VIP GROWTH -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$12.406	$8.470	$10.997
Accumulation Unit Value, End of Period	$12.406	$8.470	$10.997	$10.297
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP HIGH INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.150	$10.270	$12.751

Accumulation Unit Value, End of Period	$10.150	$10.270	$12.751	$13.117
Number of Units Outstanding, End of Period	0	0	0	0

48 PROSPECTUS

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
FIDELITY VIP INDEX 500 PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.854	$9.004	$11.297
Accumulation Unit Value, End of Period	$11.854	$9.004	$11.297	$11.251
Number of Units Outstanding, End of Period	0	0	0	0
FIDELITY VIP OVERSEAS PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.637	$9.066	$12.702
Accumulation Unit Value, End of Period	$11.637	$9.066	$12.702	$12.412
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON GLOBAL INCOME SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.943	$11.799	$14.150
Accumulation Unit Value, End of Period	$9.943	$11.799	$14.150	$14.504
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON GROWTH SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$11.822	$9.438	$12.216
Accumulation Unit Value, End of Period	$11.822	$9.438	$12.216	$12.542
Number of Units Outstanding, End of Period	0	0	0	0
MFS EMERGING GROWTH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$12.734	$8.250	$10.500
Accumulation Unit Value, End of Period	$12.734	$8.250	$10.500	$10.204
Number of Units Outstanding, End of Period	0	0	0	0
MFS INVESTORS TRUST -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.529	$8.904	$10.626
Accumulation Unit Value, End of Period	$11.529	$8.904	$10.626	$10.508
Number of Units Outstanding, End of Period	0	0	0	0
MFS NEW DISCOVERY -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$13.137	$8.775	$11.469
Accumulation Unit Value, End of Period	$13.137	$8.775	$11.469	$10.501
Number of Units Outstanding, End of Period	0	0	0	0
MFS RESEARCH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$11.932	$8.798	$10.717
Accumulation Unit Value, End of Period	$11.932	$8.798	$10.717	$10.810
Number of Units Outstanding, End of Period	0	0	0	0
MFS UTILITIES -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$10.006	$7.556	$10.034
Accumulation Unit Value, End of Period	$10.006	$7.556	$10.034	$11.124
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$11.538	$8.161	$10.039
Accumulation Unit Value, End of Period	$11.538	$8.161	$10.039	$10.525
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER BALANCED/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$11.169	$9.802	$11.997
Accumulation Unit Value, End of Period	$11.169	$9.802	$11.997	$12.061
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER CAPITAL APPRECIATION

Accumulation Unit Value, Beginning of Period	$10.000	$12.217	$8.752	$11.226
Accumulation Unit Value, End of Period	$12.217	$8.752	$11.226	$10.884
Number of Units Outstanding, End of Period	0	1,291	1,266	0
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$12.356	$9.423	$13.201
Accumulation Unit Value, End of Period	$12.356	$9.423	$13.201	$13.321
Number of Units Outstanding, End of Period	0	0	0	0
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$11.464	$9.118	$11.318
Accumulation Unit Value, End of Period	$11.464	$9.118	$11.318	$11.209
Number of Units Outstanding, End of Period	0	0	0	0

49 PROSPECTUS

ALLSTATE PROVIDER ADVANTAGE CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.369	$10.913	$12.621
Accumulation Unit Value, End of Period	$10.369	$10.913	$12.621	$12.882
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT DISCOVERY GROWTH -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.936	$8.923	$11.537
Accumulation Unit Value, End of Period	$12.936	$8.923	$11.537	$10.819
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT DIVERSIFIED INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.175	$10.555	$12.412
Accumulation Unit Value, End of Period	$10.175	$10.555	$12.412	$12.865
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH AND INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.369	$9.021	$11.256
Accumulation Unit Value, End of Period	$11.369	$9.021	$11.256	$11.317
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT GROWTH OPPORTUNITIES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$12.232	$8.448	$10.183
Accumulation Unit Value, End of Period	$12.232	$8.448	$10.183	$9.458
Number of Units Outstanding, End of Period	0	0	0	0
PUTNAM VT HEALTH SCIENCES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.037	$8.612	$9.986
Accumulation Unit Value, End of Period	$11.037	$8.612	$9.986	$9.725
Number of Units Outstanding, End of Period	587	586	585	0
PUTNAM VT NEW VALUE -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$11.840	$9.787	$12.700
Accumulation Unit Value, End of Period	$11.840	$9.787	$12.700	$13.108
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$12.129	$9.280	$10.766
Accumulation Unit Value, End of Period	$12.129	$9.280	$10.766	$10.477
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC GROWTH AND INCOME
Accumulation Unit Value, Beginning of Period	$10.000	$11.659	$9.068	$11.235
Accumulation Unit Value, End of Period	$11.659	$9.068	$11.235	$11.499
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC INTERNATIONAL EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$11.245	$8.967	$12.061
Accumulation Unit Value, End of Period	$11.245	$8.967	$12.061	$12.392
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC INVESTMENT GRADE BOND
Accumulation Unit Value, Beginning of Period	$10.000	$9.935	$10.451	$10.597
Accumulation Unit Value, End of Period	$9.935	$10.451	$10.597	$10.740
Number of Units Outstanding, End of Period	0	0	0	0
STI CLASSIC MID-CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$12.942	$9.070	$11.525
Accumulation Unit Value, End of Period	$12.942	$9.070	$11.525	$11.750

Number of Units Outstanding, End of Period	514	514	513	0
STI CLASSIC SMALL CAP VALUE EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$11.820	$11.702	$15.868
Accumulation Unit Value, End of Period	$11.820	$11.702	$15.868	$17.099
Number of Units Outstanding, End of Period	0	0	541	0
STI CLASSIC VALUE INCOME STOCK
Accumulation Unit Value, Beginning of Period	$10.000	$11.616	$9.445	$11.391
Accumulation Unit Value, End of Period	$11.616	$9.445	$11.391	$11.903
Number of Units Outstanding, End of Period	0	1,239	1,268	0

50 PROSPECTUS

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on September 21, 2001. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.95% and Administrative Expense Charge of 0.10%.

(1)
Effective May 1, 2004, the Oppenheimer Multiple Strategies Fund/VA changed its name to the Oppenheimer Balanced Fund/VA. We made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

51 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (BASE CONTRACT)

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
AIM V.I. BALANCED-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.121	$7.459	$8.563
Accumulation Unit Value, End of Period	$9.121	$7.459	$8.563	$8.519
Number of Units Outstanding, End of Period	17,262	42,779	45,589	44,117
AIM V.I. CAPITAL APPRECIATION-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.61	$6.470	$8.267
Accumulation Unit Value, End of Period	$8.61	$6.470	$8.267	$7.930
Number of Units Outstanding, End of Period	7,675	16,768	14,128	15,603
AIM V.I. CORE EQUITY-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.000	$7.076	$8.685
Accumulation Unit Value, End of Period	$10.000	$7.076	$8.685	$8.716
Number of Units Outstanding, End of Period	6,837	11,578	14,469	14,612
AIM V.I. GROWTH -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.395	$5.717	$7.401
Accumulation Unit Value, End of Period	$8.395	$5.717	$7.401	$7.168
Number of Units Outstanding, End of Period	14,481	16,296	20,778	25,310
AIM V.I. HIGH YIELD -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.444	$8.773	$11.081
Accumulation Unit Value, End of Period	$9.444	$8.773	$11.081	$11.649
Number of Units Outstanding, End of Period	6,926	10,386	13,738	12,380
AIM V.I. PREMIER EQUITY -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.853	$6.090	$7.515
Accumulation Unit Value, End of Period	$8.853	$6.090	$7.515	$7.252
Number of Units Outstanding, End of Period	11,756	24,783	37,906	60,695
FEDERATED PRIME MONEY FUND II
Accumulation Unit Value, Beginning of Period	$10.000	$10.109	$10.113	$10.045
Accumulation Unit Value, End of Period	$10.109	$10.113	$10.045	$9.990
Number of Units Outstanding, End of Period	25,597	130,131	109,114	100,017
FIDELITY VIP CONTRAFUND/(R)/ -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.456	$8.440	$10.674
Accumulation Unit Value, End of Period	$9.456	$8.440	$10.674	$11.152
Number of Units Outstanding, End of Period	17,056	47,759	51,098	53,615
FIDELITY VIP EQUITY-INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.370	$7.658	$9.824
Accumulation Unit Value, End of Period	$9.370	$7.658	$9.824	$9.907
Number of Units Outstanding, End of Period	35,300	122,842	133,904	128,458
FIDELITY VIP GROWTH -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.681	$5.969	$7.805
Accumulation Unit Value, End of Period	$8.681	$5.969	$7.805	$7.347
Number of Units Outstanding, End of Period	13,066	55,960	53,130	52,166
FIDELITY VIP HIGH INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.016	$9.188	$11.489
Accumulation Unit Value, End of Period	$9.016	$9.188	$11.489	$11.882
Number of Units Outstanding, End of Period	2,936	14,304	43,267	47,393
FIDELITY VIP INDEX 500 PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.041	$6.917	$8.740
Accumulation Unit Value, End of Period	$9.041	$6.917	$8.740	$8.751
Number of Units Outstanding, End of Period	26,457	75,946	72,748	73,590

52 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
FIDELITY VIP OVERSEAS PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.045	$6.313	$8.908
Accumulation Unit Value, End of Period	$8.045	$6.313	$8.908	$8.751
Number of Units Outstanding, End of Period	1,796	2,408	2,496	2,877
FTVIP TEMPLETON GLOBAL INCOME SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.431	$12.467	$15.058
Accumulation Unit Value, End of Period	$10.431	$12.467	$15.058	$15.517
Number of Units Outstanding, End of Period	1,263	4,668	7,170	10,076
FTVIP TEMPLETON GROWTH SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.716	$7.812	$10.184
Accumulation Unit Value, End of Period	$9.716	$7.812	$10.184	$10.511
Number of Units Outstanding, End of Period	3,102	2,414	5,016	6,744
MFS EMERGING GROWTH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.158	$5.323	$6.823
Accumulation Unit Value, End of Period	$8.158	$5.323	$6.823	$6.666
Number of Units Outstanding, End of Period	8,841	21,444	25,357	23,060
MFS INVESTORS TRUST -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.843	$6.878	$8.267
Accumulation Unit Value, End of Period	$8.843	$6.878	$8.267	$8.219
Number of Units Outstanding, End of Period	16,089	27,727	26,096	26,490
MFS NEW DISCOVERY -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$9.619	$6.471	$8.518
Accumulation Unit Value, End of Period	$9.619	$6.471	$8.518	$7.841
Number of Units Outstanding, End of Period	5,451	52,548	55,148	58,658
MFS RESEARCH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.458	$6.281	$7.707
Accumulation Unit Value, End of Period	$8.458	$6.281	$7.707	$7.815
Number of Units Outstanding, End of Period	6,555	20,274	18,639	18,908
MFS UTILITIES -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$7.546	$5.739	$7.676
Accumulation Unit Value, End of Period	$7.546	$5.739	$7.676	$8.555
Number of Units Outstanding, End of Period	33,039	39,745	40,053	23,482
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$8.833	$6.292	$7.796
Accumulation Unit Value, End of Period	$8.833	$6.292	$7.796	$8.217
Number of Units Outstanding, End of Period	19,725	70,033	69,523	66,087
OPPENHEIMER BALANCED/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.610	$8.494	$10.471
Accumulation Unit Value, End of Period	$9.610	$8.494	$10.471	$10.583
Number of Units Outstanding, End of Period	24,078	80,326	86,138	72,697
OPPENHEIMER CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$8.693	$6.272	$8.102
Accumulation Unit Value, End of Period	$8.693	$6.272	$8.102	$7.897
Number of Units Outstanding, End of Period	67,547	161,093	173,075	161,289
OPPENHEIMER GLOBAL SECURITIES

Accumulation Unit Value, Beginning of Period	$10.000	$9.314	$7.154	$10.094
Accumulation Unit Value, End of Period	$9.314	$7.154	$10.094	$10.240
Number of Units Outstanding, End of Period	12,351	41,764	43,440	45,461
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$9.171	$7.346	$9.183
Accumulation Unit Value, End of Period	$9.171	$7.346	$9.183	$9.143
Number of Units Outstanding, End of Period	44,958	112,400	118,783	118,055
OPPENHEIMER STRATEGIC BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.250	$10.864	$12.654
Accumulation Unit Value, End of Period	$10.250	$10.864	$12.654	$12.986
Number of Units Outstanding, End of Period	22,387	94,592	117,277	98,141

53 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
PUTNAM VT DISCOVERY GROWTH -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$8.060	$5.600	$7.292
Accumulation Unit Value, End of Period	$8.060	$5.600	$7.292	$6.874
Number of Units Outstanding, End of Period	12,089	52,612	56,019	53,986
PUTNAM VT DIVERSIFIED INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$10.106	$10.558	$12.504
Accumulation Unit Value, End of Period	$10.106	$10.558	$12.504	$13.030
Number of Units Outstanding, End of Period	11,853	23,667	25,695	22,587
PUTNAM VT GROWTH AND INCOME -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.217	$7.366	$9.257
Accumulation Unit Value, End of Period	$9.217	$7.366	$9.257	$9.357
Number of Units Outstanding, End of Period	25,624	34,780	36,428	35,237
PUTNAM VT GROWTH OPPORTUNITIES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$8.065	$5.610	$6.810
Accumulation Unit Value, End of Period	$8.065	$5.610	$6.810	$6.359
Number of Units Outstanding, End of Period	3,456	697	2,958	2,955
PUTNAM VT HEALTH SCIENCES -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.662	$7.592	$8.867
Accumulation Unit Value, End of Period	$9.662	$7.592	$8.867	$8.681
Number of Units Outstanding, End of Period	10,884	38,840	36,639	36,764
PUTNAM VT NEW VALUE -CLASS IB
Accumulation Unit Value, Beginning of Period	$10.000	$9.574	$7.971	$10.417
Accumulation Unit Value, End of Period	$9.574	$7.971	$10.417	$10.810
Number of Units Outstanding, End of Period	10,667	23,289	25,332	22,428
STI CLASSIC CAPITAL APPRECIATION
Accumulation Unit Value, Beginning of Period	$10.000	$9.492	$7.314	$8.546
Accumulation Unit Value, End of Period	$9.492	$7.314	$8.546	$8.361
Number of Units Outstanding, End of Period	3,007	57,261	58,701	55,898
STI CLASSIC GROWTH AND INCOME
Accumulation Unit Value, Beginning of Period	$10.000	$9.453	$7.405	$9.240
Accumulation Unit Value, End of Period	$9.453	$7.405	$9.240	$9.507
Number of Units Outstanding, End of Period	3,400	23,116	21,949	28,285
STI CLASSIC INTERNATIONAL EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$8.635	$6.935	$9.395
Accumulation Unit Value, End of Period	$8.635	$6.935	$9.395	$9.704
Number of Units Outstanding, End of Period	962	8,014	8,665	17,712
STI CLASSIC INVESTMENT GRADE BOND
Accumulation Unit Value, Beginning of Period	$10.000	$10.337	$10.952	$11.185
Accumulation Unit Value, End of Period	$10.337	$10.952	$11.185	$11.396
Number of Units Outstanding, End of Period	30,005	85,658	100,416	86,360
STI CLASSIC MID-CAP EQUITY
Accumulation Unit Value, Beginning of Period	$10.000	$10.303	$7.272	$9.306
Accumulation Unit Value, End of Period	$10.303	$7.272	$9.306	$9.539
Number of Units Outstanding, End of Period	5,019	22,866	25,014	25,060
STI CLASSIC SMALL CAP VALUE EQUITY

Accumulation Unit Value, Beginning of Period	$10.000	$10.938	$10.661	$14.560
Accumulation Unit Value, End of Period	$10.938	$10.661	$14.560	$15.774
Number of Units Outstanding, End of Period	12,295	50,763	52,179	50,461

54 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
STI CLASSIC VALUE INCOME STOCK
Accumulation Unit Value, Beginning of Period	$10.000	$9.541	$7.814	$9.490
Accumulation Unit Value, End of Period	$9.541	$7.814	$9.490	9.970
Number of Units Outstanding, End of Period	4,062	31,847	33,164	35,576

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on May 1, 2001. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.25% and Administrative Expense Charge of 0.10%.

(1)
Effective May 1, 2004, the Oppenheimer Multiple Strategies Fund/VA changed its name to the Oppenheimer Balanced Fund/VA. We made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

55 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED/+/ (WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS)

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+ /AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
AIM V.I. BALANCED-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.090	$7.396	$8.447
Accumulation Unit Value, End of Period	$9.090	$7.396	$8.447	$8.372
Number of Units Outstanding, End of Period	2,006	6,967	6,504	6,880
AIM V.I. CAPITAL APPRECIATION-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.642	$6.416	$8.156
Accumulation Unit Value, End of Period	$8.642	$6.416	$8.156	$7.793
Number of Units Outstanding, End of Period	16,080	14,710	14,332	4,994
AIM V.I. CORE EQUITY-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.000	$7.016	$8.568
Accumulation Unit Value, End of Period	$10.000	$7.016	$8.568	$8.566
Number of Units Outstanding, End of Period	16,782	17,669	16,401	6,980
AIM V.I. GROWTH -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.367	$5.668	$7.302
Accumulation Unit Value, End of Period	$8.367	$5.668	$7.302	$7.045
Number of Units Outstanding, End of Period	13,911	12,843	11,421	2,596
AIM V.I. HIGH YIELD -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.412	$8.699	$10.932
Accumulation Unit Value, End of Period	$9.412	$8.699	$10.932	$11.448
Number of Units Outstanding, End of Period	479	95	1,407	4,855
AIM V.I. PREMIER EQUITY -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.823	$6.039	$7.414
Accumulation Unit Value, End of Period	$8.823	$6.039	$7.414	$7.127
Number of Units Outstanding, End of Period	22,170	21,759	22,150	12,449
FEDERATED PRIME MONEY FUND II
Accumulation Unit Value, Beginning of Period	$10.000	$10.075	$10.027	$9.909
Accumulation Unit Value, End of Period	$10.075	$10.027	$9.909	$9.818
Number of Units Outstanding, End of Period	28,939	42,669	29,245	645
FIDELITY VIP CONTRAFUND/(R)/ -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.433	$8.369	$10.530
Accumulation Unit Value, End of Period	$9.433	$8.369	$10.530	$10.960
Number of Units Outstanding, End of Period	5,676	15,127	16,008	17,144
FIDELITY VIP EQUITY-INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.339	$7.593	$9.691
Accumulation Unit Value, End of Period	$9.339	$7.593	$9.691	$9.736
Number of Units Outstanding, End of Period	16,281	23,563	25,998	28,652
FIDELITY VIP GROWTH -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.651	$5.918	$7.699
Accumulation Unit Value, End of Period	$8.651	$5.918	$7.699	$7.221
Number of Units Outstanding, End of Period	2,064	3,739	4,874	3,235
FIDELITY VIP HIGH INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.986	$9.110	$11.334

Accumulation Unit Value, End of Period	$8.986	$9.110	$11.334	$11.677
Number of Units Outstanding, End of Period	5,100	2,565	2,345	5,647

56 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+ /AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
AIM V.I. BALANCED-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.090	$7.396	$8.447
Accumulation Unit Value, End of Period	$9.090	$7.396	$8.447	$8.372
Number of Units Outstanding, End of Period	2,006	6,967	6,504	6,880
AIM V.I. CAPITAL APPRECIATION-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.642	$6.416	$8.156
Accumulation Unit Value, End of Period	$8.642	$6.416	$8.156	$7.793
Number of Units Outstanding, End of Period	16,080	14,710	14,332	4,994
AIM V.I. CORE EQUITY-SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$10.000	$7.016	$8.568
Accumulation Unit Value, End of Period	$10.000	$7.016	$8.568	$8.566
Number of Units Outstanding, End of Period	16,782	17,669	16,401	6,980
AIM V.I. GROWTH -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.367	$5.668	$7.302
Accumulation Unit Value, End of Period	$8.367	$5.668	$7.302	$7.045
Number of Units Outstanding, End of Period	13,911	12,843	11,421	2,596
AIM V.I. HIGH YIELD -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$9.412	$8.699	$10.932
Accumulation Unit Value, End of Period	$9.412	$8.699	$10.932	$11.448
Number of Units Outstanding, End of Period	479	95	1,407	4,855
AIM V.I. PREMIER EQUITY -SERIES I
Accumulation Unit Value, Beginning of Period	$10.000	$8.823	$6.039	$7.414
Accumulation Unit Value, End of Period	$8.823	$6.039	$7.414	$7.127
Number of Units Outstanding, End of Period	22,170	21,759	22,150	12,449
FEDERATED PRIME MONEY FUND II
Accumulation Unit Value, Beginning of Period	$10.000	$10.075	$10.027	$9.909
Accumulation Unit Value, End of Period	$10.075	$10.027	$9.909	$9.818
Number of Units Outstanding, End of Period	28,939	42,669	29,245	645
FIDELITY VIP CONTRAFUND/(R)/ -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.433	$8.369	$10.530
Accumulation Unit Value, End of Period	$9.433	$8.369	$10.530	$10.960
Number of Units Outstanding, End of Period	5,676	15,127	16,008	17,144
FIDELITY VIP EQUITY-INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.339	$7.593	$9.691
Accumulation Unit Value, End of Period	$9.339	$7.593	$9.691	$9.736
Number of Units Outstanding, End of Period	16,281	23,563	25,998	28,652
FIDELITY VIP GROWTH -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.651	$5.918	$7.699
Accumulation Unit Value, End of Period	$8.651	$5.918	$7.699	$7.221
Number of Units Outstanding, End of Period	2,064	3,739	4,874	3,235
FIDELITY VIP HIGH INCOME -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.986	$9.110	$11.334
Accumulation Unit Value, End of Period	$8.986	$9.110	$11.334	$11.677
Number of Units Outstanding, End of Period	5,100	2,565	2,345	5,647

57 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS FOR THE YEARS BEGINNING JANUARY 1/+ /AND ENDING DECEMBER 31, (September 30 for 2004) VARIABLE SUB-ACCOUNTS	2001	2002	2003	2004
FIDELITY VIP INDEX 500 PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.010	$6.858	$8.623
Accumulation Unit Value, End of Period	$9.010	$6.858	$8.623	$8.601
Number of Units Outstanding, End of Period	9,098	20,543	24,750	23,760
FIDELITY VIP OVERSEAS PORTFOLIO -SERVICE CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$8.018	$6.260	$8.788
Accumulation Unit Value, End of Period	$8.018	$6.260	$8.788	$8.600
Number of Units Outstanding, End of Period	0	0	0	0
FTVIP TEMPLETON GLOBAL INCOME SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$10.396	$12.362	$14.855
Accumulation Unit Value, End of Period	$10.396	$12,362	$14.855	$15.250
Number of Units Outstanding, End of Period	0	393	671	9,677
FTVIP TEMPLETON GROWTH SECURITIES -CLASS 2
Accumulation Unit Value, Beginning of Period	$10.000	$9.683	$7.746	$10.047
Accumulation Unit Value, End of Period	$9.683	$7.746	$10.047	$10.330
Number of Units Outstanding, End of Period	102	17,855	23,874	44,932
MFS EMERGING GROWTH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.130	$5.278	$6.731
Accumulation Unit Value, End of Period	$8.130	$5.278	$6.731	$6.551
Number of Units Outstanding, End of Period	13,429	12,446	14,843	14,817
MFS INVESTORS TRUST -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.813	$6.820	$8.156
Accumulation Unit Value, End of Period	$8.813	$6.820	$8.156	$8.078
Number of Units Outstanding, End of Period	4,190	7,183	6,574	6,193
MFS NEW DISCOVERY -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$9.586	$6.416	$8.403
Accumulation Unit Value, End of Period	$9.586	$6.416	$8.403	$7.706
Number of Units Outstanding, End of Period	683	20,924	28,388	28,038
MFS RESEARCH -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$8.430	$6.228	$7.603
Accumulation Unit Value, End of Period	$8.430	$6.228	$7.603	$7.680
Number of Units Outstanding, End of Period	936	1,721	1,688	1,654
MFS UTILITIES -SERVICE CLASS
Accumulation Unit Value, Beginning of Period	$10.000	$7.520	$5.691	$7.573
Accumulation Unit Value, End of Period	$7.520	$5.691	$7.573	$8.408
Number of Units Outstanding, End of Period	7,254	4,806	4,255	7,111
OPPENHEIMER AGGRESSIVE GROWTH
Accumulation Unit Value, Beginning of Period	$10.000	$8.803	$6.239	$7.691
Accumulation Unit Value, End of Period	$8.803	$6.239	$7.691	$8.076
Number of Units Outstanding, End of Period	6,136	7,550	8,776	8,551
OPPENHEIMER BALANCED/(1)/
Accumulation Unit Value, Beginning of Period	$10.000	$9.577	$8.422	$10.330
Accumulation Unit Value, End of Period	$9.577	$8.422	$10.330	$10.401
Number of Units Outstanding, End of Period	2,422	17,298	22,120	30,762
OPPENHEIMER CAPITAL APPRECIATION

Accumulation Unit Value, Beginning of Period	$10.000	$8.663	$6.219	$7.993
Accumulation Unit Value, End of Period	$8.663	$6.219	$7.993	$7.761
Number of Units Outstanding, End of Period	13,792	51,734	61,645	61,012
OPPENHEIMER GLOBAL SECURITIES
Accumulation Unit Value, Beginning of Period	$10.000	$9.282	$7.094	$9.958
Accumulation Unit Value, End of Period	$9.282	$7.094	$9.958	$10.064
Number of Units Outstanding, End of Period	2,830	4,281	4,584	2,868
OPPENHEIMER MAIN STREET
Accumulation Unit Value, Beginning of Period	$10.000	$9.140	$7.284	$9.060
Accumulation Unit Value, End of Period	$9.140	$7.284	$9.060	$8.986
Number of Units Outstanding, End of Period	12,659	18,076	19,388	17,638

58 PROSPECTUS

+
The Contracts and all of the Variable Sub-Accounts were first offered under the Contracts on May 1, 2001. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.75% and Administrative Expense Charge of 0.10%.

(1)
Effective May 1, 2004, the Oppenheimer Multiple Strategies Fund/VA changed its name to the Oppenheimer Balanced Fund/VA. We made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

59 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT EXAMPLES
The Market Value Adjustment is based on the following:
I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.
N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.
J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*
Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15.

*
If a U.S. Treasury Note (“Note”) with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:
.9 X [I-(J + .0025)] X N
To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

60 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:	$10,000 allocated to a Guarantee Period

Guarantee Period:	5 years

Interest Rate:	4.50%

Full Surrender:	End of Contract Year 3
NOTE: These examples assume that premium taxes are not applicable.

Step 1. Calculate Contract Value at End of Contract Year 3:		$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:		.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Market Value Adjustment:		I = 4.5%
J = 4.2%
	N =	730 days	= 2
365 days
Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N = .9 X [.045 - (.042 + .0025)] X 2 = .0009
Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:
= .0009 X ($11,411.66 - $1,500.00) = $8.92
Step 4. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 + $8.92 = $11,420.58
EXAMPLE 1 FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES DECLINING INTEREST RATES)
EXAMPLE 2: FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:		$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:		.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Market Value Adjustment:		I = 4.5%
J = 4.8%
	N =	730 days	= 2
365 days
Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N = .9 X [.045 - (.048 + .0025)] X 2 = -.0099
Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment: = -.0099 X ($11,411.66 - $1,500.00) = -$98.13
Step 4. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 - $98.13 = $11,313.53

61 PROSPECTUS

EXAMPLE 3: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES DECLINING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:		$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:		.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge:		= .06 X ($10,000 - $1,500) = $510.00
Step 4. Calculate the Market Value Adjustment:		I = 4.50%
J=4.20%
	N =	730 days	= 2
365 days
Market Value Adjustment Factor:.9 X [I - (J +.0025)] X N
=.9 X [.045 - (.042 +.0025)] X 2 =.0009
Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:
=.0009 X ($11,411.66 - $1,500.00) = $8.92
Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 - $510.00 + $8.92 = $10,910.58
EXAMPLE 4: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES RISING INTEREST RATES)

Step 1. Calculate Contract Value at End of Contract Year 3:		$10,000.00 X (1.045)/3/ = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:		.15 X ($10,000.00) = $1,500.00
Step 3. Calculate the Withdrawal Charge		= .06 X ($10,000 - $1,500)= $510.00
Step 4. Calculate the Market Value Adjustment:		I = 4.50%
J = 4.80%
	N =	730 days	= 2
365 days
Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
= .9 X [.045 - (.048 + .0025)] X 2 = -.0099
Market Value Adjustment = Market Value Adjustment Factor X Amount Subject to Market Value Adjustment:
= -.0099 X ($11,411.66 - $1,500.00) = -($98.13)
Step 5. Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 - $510.00 - $98.13 = $10,803.53

62 PROSPECTUS

APPENDIX C CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT
THE ENHANCED EARNINGS DEATH BENEFIT RIDER IS NOT AVAILABLE FOR PURCHASE WITH ANY IRA AT THIS TIME.
ALLSTATE PROVIDER ADVANTAGE CONTRACTS
EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.
Excess-of-Earnings Withdrawals = $0
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $100,000 ($100,000 + $0 - $0)
In-Force Earnings = $25,000 ($125,000 - $100,000)
Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.
Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate receives due proof of death will be assumed to be $114,000.
Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $95,000 ($100,000 + $0 - $5,000)
In-Force Earnings = $19,000 ($114,000 - $95,000)
Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.
Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.
Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)
In-Force Earnings = $20,000 ($140,000 - $120,000)

Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.
In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since 30% In-Force Earnings are less than 60% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

63 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS
EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.
Excess-of-Earnings Withdrawals = $0
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $100,000 ($100,000 + $0 - $0)
Death Benefit Earnings = $25,000 ($125,000 - $100,000)
Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Allstate receives due proof of death will be assumed to be $114,000.
Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $95,000 ($100,000 + $0 - $5,000)
Death Benefit Earnings = $19,000 ($114,000 - $95,000)
Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Allstate receives Due Proof of Death.
Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)
Purchase payments in the 12 months prior to Death = $0
In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)
Death Benefit Earnings = $20,000 ($140,000 - $120,000)
Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

64 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
THE CONTRACT
Purchases of Contracts
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
CALCULATION OF ACCUMULATION UNIT VALUES
Net Investment Factor
CALCULATION OF VARIABLE INCOME PAYMENTS
CALCULATION OF ANNUITY UNIT VALUES
GENERAL MATTERS
Incontestability
Settlements
Safekeeping of the Variable Account’s Assets
Premium Taxes
Tax Reserves
EXPERTS
FINANCIAL STATEMENTS
APPENDIX A—ACCUMULATION UNIT VALUES
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

65 PROSPECTUS

AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES
AIM LIFETIME AMERICA CLASSIC(SM)
AIM LIFETIME AMERICA REGAL(SM)
AIM LIFETIME AMERICA FREEDOM(SM)
ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142 MAILING ADDRESS:
P.O. BOX 80469, LINCOLN, NE 68501-0469 TELEPHONE NUMBER: 1-800-776-6978 PROSPECTUS DATED JANUARY 3, 2005
Allstate Life Insurance Company (“ALLSTATE LIFE”, “WE”, OR “US”) is offering the following group and individual flexible premium deferred variable annuity contracts (“CONTRACT” or “OPTION”). Contract or Option as used in this prospectus refers to one of the following 3 variable annuity options:
AIM LIFETIME AMERICA CLASSIC(SM)
AIM LIFETIME AMERICA REGAL(SM)
AIM LIFETIME AMERICA FREEDOM(SM)
All three of these options are available to you.
This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference.
Each Contract currently offers several investment alternatives (“INVESTMENT ALTERNATIVES”). The investment alternatives include up to 3 fixed account options (“FIXED ACCOUNT OPTIONS”), and 18 variable sub-accounts (“VARIABLE SUB-ACCOUNTS”) of the Allstate Financial Advisors Separate Account I (“VARIABLE ACCOUNT”). Each Variable Sub-Account invests exclusively in shares of one of the following funds (“FUNDS”) of AIM Variable Insurance Funds (Series II Shares):

AIM V.I. AGGRESSIVE GROWTH FUND	AIM V.I. GOVERNMENT SECURITIES FUND
AIM V.I. BALANCED FUND	AIM V.I. GROWTH FUND
AIM V.I. BASIC VALUE FUND	AIM V.I. HIGH YIELD FUND
AIM V.I. BLUE CHIP FUND	AIM V.I. INTERNATIONAL GROWTH FUND
AIM V.I. CAPITAL APPRECIATION FUND	AIM V.I. MID CAP CORE EQUITY FUND
AIM V.I. CAPITAL DEVELOPMENT FUND	AIM V.I. MONEY MARKET FUND
AIM V.I. CORE EQUITY FUND	AIM V.I. PREMIER EQUITY FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND	AIM V.I. TECHNOLOGY FUND*
AIM V.I. DIVERSIFIED INCOME FUND	AIM V.I. UTILITIES FUND**

*
Effective April 30,2004, AIM V. I. New Technology Fund merged into INVESCO VIF-Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

**
Effective April 30,2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF-Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V. I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
FEDERAL CRIME.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS
THAT HAVE RELATIONSHIPS
IMPORTANT NOTICES WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES
OF SUCH BANKS. HOWEVER,
THE INVESTMENT IN THE CONTRACTS ARE NOT DEPOSITS, OR
OBLIGATIONS OF, OR GUARANTEED
BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE
NOT FDIC INSURED.
WE ARE NO LONGER OFFERING THE CONTRACTS FOR SALE.
1 PROSPECTUS

Allstate Life has filed a Statement of Additional Information, dated January 3, 2005, with the Securities and Exchange Commission (“SEC”). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 61 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC’s Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC’s web site.

2 PROSPECTUS

3 PROSPECTUS

IMPORTANT TERMS
This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

PAGE
Accumulation Phase	8
Accumulation Unit	13, 16
Accumulation Unit Value	13, 16
Allstate Life ("We" or "Us")	1
Anniversary Value	31
Annuitant	13
Automatic Additions Program	15
Automatic Fund Rebalancing Program	22
Beneficiary	14
Cancellation Period	6, 15
*Contract	13
Contract Anniversary	7
Contract Owner ("You")	13
Contract Value	7
Contract Year	7
Death Benefit Anniversary	30
Dollar Cost Averaging Program	22
Due Proof of Death	29
Enhanced Earnings Death Benefit Rider	31
Enhanced Death Benefit Rider	30
Excess-of-Earnings Withdrawal	32
Fixed Account Options	18
Free Withdrawal Amount	23

PAGE
Funds	35
Guarantee Periods	18
Guaranteed Income Benefit	28
Guaranteed Maturity Fixed Account	25
Income Base	29
Income Benefit Rider	28
Income Plans	26
In-Force Premium	32
Investment Alternatives	1, 7
Issue Date	8
Market Value Adjustment	7, 20
Payout Phase	8
Payout Start Date	8, 26
Primary Beneficiary	14
Tax Qualified Contracts	41
Rider Date	13
SEC	2
Settlement Value	30
Systematic Withdrawal Program	25
Valuation Date	15
Variable Account	35
Variable Sub-Account	17

*
In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to “CONTRACT” in this prospectus include certificates, unless the context requires otherwise. References to “CONTRACT” also include all three Contract options listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

4 PROSPECTUS

OVERVIEW OF THE CONTRACT OPTIONS
There are 3 options that offer many of the same basic features and benefits. They differ with respect to the charges imposed, as follows:
The AIM LIFETIME AMERICA CLASSIC(SM) has a mortality and expense risk charge of 1.20%, an administrative charge of 0.10% and a withdrawal charge of up to 7% with a 7-year withdrawal charge period.
The AIM LIFETIME AMERICA REGAL(SM) has a mortality and expense risk charge of 1.35%, an administrative charge of 0.10% and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.
The AIM LIFETIME AMERICA FREEDOM(SM) has a mortality and expense risk charge of 1.40%, an administrative charge of 0.10% with no withdrawal charge.
Other differences among the Options relate to available Fixed Account Options and available withdrawal charge waivers. For side-by-side comparison of these differences, please turn to Appendix D of this prospectus.

5 PROSPECTUS

THE CONTRACT AT A GLANCE
The following is a snapshot of the contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS
You can purchase a Contract with as little as $10,000 ($10,000 for “QUALIFIED CONTRACTS”, which are Contracts issued within Qualified Plans). You can add to your Contract as often and as much as you like, but each payment must be at least $500 ($100 for automatic Purchase Payments to the Variable Investment Options). You must maintain a minimum account size of $1,000.

RIGHT TO CANCEL
You may cancel your Contract within 20 days of receipt or any longer period as your state may require (“CANCELLATION PERIOD”). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account. The adjustment will reflect the deduction of mortality and expense risk charges and administrative expense charges.

EXPENSES	Each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-account. In addition, you will bear the following expenses:

AIM LIFETIME AMERICA CLASSIC(SM) Option

Annual mortality and expense risk charge equal to 1.20% of average daily net assets.

Annual administrative charge equal to 0.10% of average daily net assets.

Withdrawal charges ranging from 0% to 7% of Purchase Payments withdrawn (with certain exceptions).

AIM LIFETIME AMERICA REGAL(SM) Option

Annual Mortality and Expense Risk Charge equal to 1.35% of average daily net assets.

Annual Administrative Charge equal to 0.10% of average daily net assets.

Withdrawal Charges ranging from 0% to 7% of Purchase Payments withdrawn (with certain exceptions).

AIM LIFETIME AMERICA FREEDOM(SM) Option

Annual Mortality and Expense Risk Charge equal to 1.40% of average daily net assets.

Annual Administrative Charge equal to 0.10% of average daily net assets.

ALL OPTIONS	If you select the ENHANCED DEATH BENEFIT RIDER Option you would pay an additional mortality and expense risk charge of 0.25%.

If you select the ENHANCED EARNINGS DEATH BENEFIT RIDER Option you would pay an additional Mortality and Expense Risk Charge of 0.15%, 0.25% or 0.35% (depending on the age of the oldest Owner on the date we receive the completed application or request to add the option, whichever is later).

If you selected the INCOME BENEFIT RIDER Option you would pay an additional Mortality and Expense Risk Charge of 0.30%. (We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.)

Transfer fee equal to $25 after the 12th Transfer in any Contract Year.

State premium tax (if your state imposes one).

6 PROSPECTUS

INVESTMENT ALTERNATIVES	Each Contract offers several Investment Alternatives including:

• up to 3 Fixed Account Options (which credit interest at rates we guarantee)

• 18 Variable Sub-Accounts investing in Portfolios offering professional money management by A I M Advisors, Inc.

TO FIND OUT CURRENT RATES BEING PAID OR AVAILABILITY OF THE FIXED ACCOUNT OPTIONS OR HOW THE VARIABLE SUB-ACCOUNTS HAVE PERFORMED, PLEASE CALL US AT 1-800-776-6978.

SPECIAL SERVICES	For your convenience, we offer these
Special Services:

•	AUTOMATIC FUND REBALANCING PROGRAM

•	AUTOMATIC ADDITIONS PROGRAM

•	DOLLAR COST AVERAGING PROGRAM

•	SYSTEMATIC WITHDRAWAL PROGRAM

INCOME PAYMENTS	You can choose FIXED INCOME PAYMENTS, VARIABLE INCOME PAYMENTS, or a combination of the two. You can receive your
Income Payments in one of the following ways:

•	LIFE INCOME WITH GUARANTEED PAYMENTS

•	a JOINT AND SURVIVOR Life Income With Guaranteed Payments

•	a JOINT AND SURVIVOR Life Income With Guaranteed Payments

•	GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD

of 5 to 30 years (absolute maximum of 50 years at certain ages).

The Income Benefit Rider allows you to lock in a dollar amount that you can apply towards Fixed Income. (We discontinued offering the Income Benefit Rider as of January 1, 2004.)

DEATH BENEFITS
If you or the ANNUITANT (if the Contract is owned by a non-living person) die before the PAYOUT START DATE, we will pay the death benefit described in the Contract. We also offer an ENHANCED DEATH BENEFIT RIDER and an ENHANCED EARNINGS DEATH BENEFIT RIDER.

TRANSFERS
Before the Payout Start Date, you may transfer your Contract value (“CONTRACT VALUE”) among the Investment Alternatives, with certain restrictions. A charge may apply after the 12th Transfer in each Contract Year (“CONTRACT YEAR”), which we measure from the date we issue your Contract or a Contract Anniversary.

WITHDRAWALS
You may withdraw some or all of your Contract Value at anytime prior to the Payout Start Date. In general, you must withdraw at least $50 at a time. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a MARKET VALUE ADJUSTMENT also may apply.

7 PROSPECTUS

HOW THE CONTRACT WORKS
Each Contract basically works in two ways.
First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in your Contract’s investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the “ACCUMULATION PHASE” of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the “ISSUE DATE”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.
Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these “INCOME PLANS”) described on page 26. You receive income payments during what we call the “PAYOUT PHASE” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
The timeline below illustrates how you might use your Contract.
LOGO
As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See “THE CONTRACT.” In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See “DEATH BENEFITS.”
Please call us at 1-800-776-6978 if you have any questions about how the Contract works.

8 PROSPECTUS

EXPENSE TABLE
The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see “EXPENSES,” below. For more information about Fund expenses, please refer to the accompanying prospectuses for the Funds.
CONTRACT OWNER TRANSACTION EXPENSES (WITHDRAWAL CHARGE AS A PERCENTAGE OF
PURCHASE PAYMENTS)*

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn	0	1	2	3	4	5	6	7+
Applicable Charge AIM LIFETIME AMERICA CLASSIC(SM)	7%	7%	7%	6%	5%	4%	3%	0%
Applicable Charge AIM LIFETIME AMERICA REGAL(SM)	7%	6%	6%	0%	0%	0%	0%	0%
Applicable Charge AIM LIFETIME
AMERICA FREEDOM(SM) No Withdrawal Charge	0%	0%	0%	0%	0%	0%	0%	0%

Transfer Fee all Contracts $25.00**

*
Each Contract Year, you may withdraw up to the Free Withdrawal Amount offered under your Contract without incurring a Withdrawal Charge. However, the amount withdrawn may be subject to a Market Value Adjustment.

**
Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to Dollar Cost Averaging and Automatic Fund Rebalancing. We are currently waiving the Transfer Fee.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

		With Enhanced
AIM LIFETIME	Basic	With Income	Death Benefit
AMERICA CLASSIC(SM)	Contract	Benefit Rider	Rider
Mortality and Expense Risk Charge	1.20%	1.50%	1.45%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expense	1.30%	1.60%	1.55%

With Enhanced
AIM LIFETIME	Earnings Death
AMERICA CLASSIC(SM)	Benefit Rider*
Mortality and Expense Risk Charge	1.35%*
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.45%

With Enhanced Death Benefit, Enhanced Earnings Death Benefit and
AIM LIFETIME	Income Benefit
AMERICA CLASSIC(SM)	Riders**
Mortality and Expense Risk Charge	1.90%**
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	2.00%

		With Enhanced
AIM LIFETIME	Basic	With Income	Death Benefit
AMERICA REGAL(SM)	Contract	Benefit Rider	Rider
Mortality and Expense Risk Charge	1.35%	1.65%	1.60%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expense	1.45%	1.75%	1.70%

With Enhanced
AIM LIFETIME	Earnings Death
AMERICA REGAL(SM)	Benefit Rider*
Mortality and Expense Risk Charge	1.50%*
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.60%

With Enhanced Death Benefit, Enhanced Earnings Death Benefit
AIM LIFETIME	and Income
AMERICA REGAL(SM)	Benefit Riders**
Mortality and Expense Risk Charge	2.05%**
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	2.15%

		With Enhanced
AIM LIFETIME	Basic	With Income	Death Benefit
AMERICA FREEDOM(SM)	Contract	Benefit Rider	Rider
Mortality and Expense Risk Charge	1.40%	1.70%	1.65%
Administrative Expense Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expense	1.50%	1.80%	1.75%

With Enhanced
AIM LIFETIME	Earnings Death
AMERICA FREEDOM(SM)	Benefit Rider*
Mortality and Expense Risk Charge	1.55%*
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.65%

With Enhanced Death Benefit, Enhanced Earnings Death Benefit
AIM LIFETIME	and Income
AMERICA FREEDOM(SM)	Benefit Riders**
Mortality and Expense Risk Charge	2.10%**
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	2.20%

*
The mortality and expense risk charge shown for the Enhanced Earnings Death Benefit Rider reflects a charge of 0.15% for the Option, assuming the age of the oldest Contract Owner or Annuitant is age 55 or younger on the Rider Application Date. If the age of the oldest Contract Owner or Annuitant is between 56 and 65 on the Rider Application Date, the charge for the Option is 0.25% and the mortality and expense risk charge shown for Contracts with this Option would be higher by 0.10%. If the age of the oldest Contract Owner or Annuitant is 66 or older on the Rider Application Date, the charge for the Option is 0.35% and the mortality and expense risk charge shown for Contracts with this Option would be higher by 0.20%.

**	Please note that you can select any combination of the 3 different riders.

9 PROSPECTUS

You could choose one or all 3 riders as shown in the chart or you could choose a combination of 2 riders. Taking into account the age-adjusted charge for the Enhanced Earnings Death Benefit described in the preceding footnote, it is easy for you to determine the aggregate level of asset charge for your base contract and the combination of optional features you select. Simply take the base level charge for the Contract option you select, either 1.30% (Classic), 1.45% (Regal), or 1.50% (Freedom), and add the charge for the benefit riders or riders you select. The charge for the Enhanced Death Benefit Rider is 0.25% and for the Income Benefit Rider is 0.30%. We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004.
FUND ANNUAL EXPENSES(1)
(as a percentage of Fund average daily net assets
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.
More detail concerning each Fund’s fees and expenses appears in the prospectus for each Fund.
ANNUAL FUND EXPENSES

	Minimum	Maximum
Total Annual Fund Operating Expenses/(1)/ (expenses that are deducted from Fund assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.91%	1.55%

(1)	Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2003.
AIM LIFETIME AMERICA CLASSIC(SM)
EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment,

•	surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,

•	elected the Enhanced Death Benefit and Income Benefit Riders,* and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 55 or younger on the Rider Application Date).
The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$959	$1,614	$2,206	$3,869
Costs Based on Minimum Annual Fund Expenses	$893	$1,614	$2,206	$3,869

10 PROSPECTUS

EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$364	$1,106	$1,869	$3,869
Costs Based on Minimum Annual Fund Expenses	$298	$913	$1,552	$3,268

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.
AIM LIFETIME AMERICA REGAL(SM)
EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment, and

•	surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

•	elected the Enhanced Death Benefit and Income Benefit Riders,* and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 55 or younger on the Rider Application Date).
The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$889	$1,151	$1,942	$4,004
Costs Based on Minimum Annual Fund Expenses	$824	$958	$1,627	$3,412
EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$379	$1,151	$1,942	$4,004
Costs Based on Minimum Annual Fund Expenses	$314	$958	$1,627	$3,412

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.

11 PROSPECTUS

AIM LIFETIME AMERICA FREEDOM(SM)
EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment,

•
surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, elected the Enhanced Death Benefit and Income Benefit Riders,* and

•	elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 55 or younger on the Rider Application Date).
The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.
THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$384	$1,166	$1,966	$4,049
Costs Based on Minimum Annual Fund Expenses	$319	$973	$1,652	$3,460
EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Fund Expenses	$384	$1,166	$1,966	$4,049
Costs Based on Minimum Annual Fund Expenses	$319	$973	$1,652	$3,460
Surrendered and Non-Surrendered Values are the same because there is no Surrender Charge for the AIM Lifetime America Freedom(SM).

*	We discontinued offering the Income Benefit Rider as of January 1, 2004.
PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A MORTALITY AND EXPENSE RISK CHARGE OF 2.00% FOR THE AIM LIFETIME AMERICA CLASSIC(SM), 2.15% FOR THE AIM LIFETIME AMERICA REGAL(SM), AND 2.20% FOR THE AIM LIFETIME AMERICA FREEDOM(SM). IF ANY OR ALL OF THOSE FEATURES WERE NOT ELECTED, THE EXAMPLE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL FUND EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.

12 PROSPECTUS

FINANCIAL INFORMATION
To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the “ACCUMULATION UNIT”. Each Variable Sub-Account has a separate value for its Accumulation Units which we call “ACCUMULATION UNIT VALUE.” Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
To obtain a fuller picture of each Variable Sub-Account’s finances, please refer to the Variable Account’s financial statements contained in the Statement of Additional Information. The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I, which includes financial information giving effect to the Consolidation on a pro forma basis, also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800-776-6978.
THE CONTRACT
CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

•	the investment alternatives during the Accumulation and Payout Phases,

•	the amount and timing of your purchase payments and withdrawals,

•	the programs you want to use to invest or withdraw money,

•	the income payment plan you want to use to receive retirement income,

•	the Annuitant (either yourself or someone else) on whose life the income payments will be based,

•	the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

•	any other rights that the Contract provides, including restricting income payments to beneficiaries.
If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a Grantor Trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits Section. The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application.
If you select the Enhanced Earnings Death Benefit, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later (“RIDER DATE”) is currently 75. If you select the Enhanced Death Benefit Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later (“RIDER DATE”) is currently 80.
You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.
Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, (“Code”) may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application for each Contract. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a living person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.
You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start

13 PROSPECTUS

Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

(i)	the youngest Contract Owner; otherwise,

(ii)	the youngest Beneficiary.
BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. (See section titled “Death Benefits” for details.) If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.
You may name one or more Beneficiaries when you apply for a Contract. You may also name one of more contingent Beneficiaries who will receive any death benefit or guaranteed income benefit if there are no surviving primary Beneficiaries upon the death of the sole surviving Contract Owner. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.
If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

•	your spouse or, if he or she is no longer alive,

•	your surviving children equally, or if you have no surviving children,

•	your estate.
If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.
You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult an attorney before trying to assign your Contract.

14 PROSPECTUS

PURCHASES
MINIMUM PURCHASE PAYMENTS
Your initial Purchase Payment must be at least $10,000 ($10,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 ($1,000,000 for the AIM Lifetime America Freedom(SM)) without prior approval. We reserve the right to change the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent Purchase Payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring money from your bank account. Consult your representative for more detailed information.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your Purchase Payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.
We will allocate your Purchase Payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent Purchase Payments according to the allocation for the previous Purchase Payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial Purchase Payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center in Vernon Hills (mailing address: P.O. BOX 80469, LINCOLN, NE 68501-0469). If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial Purchase Payment to your Contract within that 5 business day period. If you do not, we will return your Purchase Payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent Purchase Payments to the Contract at the close of the business day on which we receive the Purchase Payment in good order at our service center as described above.
We use the term “BUSINESS DAY” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “VALUATION DATES.” Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your Purchase Payment after 3 p.m. Central Time on any Valuation Date, we will credit your Purchase Payment using the Accumulation Unit Values computed on the next Valuation Date.
RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this “RIGHT TO CANCEL,” the Contract terminates and we will pay you the full amount of your Purchase Payments allocated to the Fixed Account. We also will return your Purchase Payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.
In states where we are required to refund Purchase Payments, we reserve the right during the Cancellation Period to invest any Purchase Payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.

15 PROSPECTUS

CONTRACT VALUE
On the Issue Date, your Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the Purchase Payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 Purchase Payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

•	changes in the share price of the Fund in which the Variable Sub-Account invests, and

•
the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, Income Benefit Rider charges (if applicable), and transfer fees separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.
We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced Earnings Death Benefit Rider, and the Income Benefit Rider.
YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH FUND ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

16 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
You may allocate your purchase payments to up to 18 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.
For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectuses for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

SERIES II SHARES:	EACH FUND SEEKS*:	INVESTMENT ADVISOR
AIM V.I. Aggressive Growth Fund**	Long-term growth of capital

AIM V.I. Balanced Fund	As high a total return as possible, consistent with preservation of capital

AIM V.I. Basic Value Fund	Long-term growth of capital

AIM V.I. Blue Chip Fund	Long-term growth of capital with a secondary objective of current income

AIM V.I. Capital Appreciation	Growth of capital Fund

AIM V.I. Capital Development	Long-term growth of capital Fund	A I M ADVISORS, INC.

AIM V.I. Core Equity Fund	Growth of capital

AIM V.I. Dent Demographic Trends Fund***	Long-term growth of capital

AIM V.I. Diversified Income Fund	High level of current income

AIM V.I. Government Securities Fund	High level of current income consistent with reasonable concern for safety of principal

AIM V.I. Growth Fund	Growth of capital

AIM V.I. High Yield Fund	High level of current income

AIM V.I. International Growth Fund	Long-term growth of capital

AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital

AIM V.I. Money Market Fund	As high a level of current income as is consistent with the preservation of capital and liquidity

AIM V.I. Premier Equity Fund	Long-term growth of capital with income as a secondary objective

AIM V.I. Technology Fund	Seeks capital growth

AIM V.I. Utilities Fund	Seeks capital growth and current income

*	The investment objective(s) of each Fund may be changed by the Board of Trustees without shareholder approval.
**
Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

***	The AIM V.I. Dent Demographic Trends Fund is sub-advised by H.S. Dent Advisors, Inc.
Amounts you allocate to variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

17 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account Options available under each of the three contract options are:

•	GUARANTEED MATURITY FIXED ACCOUNT OPTION

•	6 MONTH DOLLAR COST AVERAGING OPTION

•	12 MONTH DOLLAR COST AVERAGING OPTION
We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 22. These options allow you to allocate purchase payments to the Fixed Account for 6 months (the “6 MONTH DOLLAR COST AVERAGING OPTION”), or for 12 months (the “12 MONTH DOLLAR COST AVERAGING OPTION”) depending on the form of contract you are in. Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives that you have selected in equal monthly installments beginning the next business day after allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option and no more than 12 for the 12 Month Dollar Cost Averaging Option. At the end of the applicable transfer period, any amount remaining in the 6 or 12 Month Dollar Cost Averaging Options will be automatically transferred to the same sub-accounts as your prior 6 or 12 transfers, unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.
If we do not receive allocation instructions from you within one month of the date of the payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the Purchase Payment is made.
At the end of the applicable transfer period, any nominal amounts remaining in the Dollar Cost Averaging Option will be allocated to the Money Market Variable Sub-Account.
Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.
You may not transfer funds from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.
The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.
INVESTMENT RISK
We bear the investment risk for all amounts allocated to the 6 Month DCA Fixed Account Option and the 12 Month DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.
We may declare more than one interest rate for different monies based upon the date of allocation to the 6 Month DCA Fixed Account Option and the 12 Month DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-776-6978.

GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s), if available.
Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.
The Guarantee Periods may not be available in your state. Please check with your representative for availability.

18 PROSPECTUS

INTEREST RATES
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.
WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.
For current interest rate information, please contact your representative or Allstate Life at 1-800-776-6978.
HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.
The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment	$10,000
Guarantee Period	5 years
Annual Interest Rate	4.50%

	END OF CONTRACT YEAR
	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5
Beginning Contract Value	$10,000.00
X (1 + Annual Interest Rate)	X 1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
X (1 + Annual Interest Rate)		X 1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
X (1 + Annual Interest Rate)			X 1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
X (1 + Annual Interest Rate)				X 1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
X (1 + Annual Interest Rate)					X 1.045
					$12,461.82
Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 - $10,000.00). This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn see page 23. The hypothetical interest rate is for illustrative purposes only and is not intended to predict either current or future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS
Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a Guarantee Period of the same duration, if available, to be established on the day the previous Guarantee Period expired. In certain states your money will automatically renew into a new Guarantee Period of the shortest duration available to be established on the day the previous Guarantee Period expired, or to the Money Market Variable Sub-account if no Guarantee Periods are available at the time of expiration of the pervious Guarantee Period. Please consult with your representative. During the 30-day period after the end of the Guarantee Period, you may:
1) Take no action and your money will remain in the newly established Guarantee Period, if available, or the Money Market Variable Sub-account (Please consult with your representative); or

19 PROSPECTUS

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice to be established on the day we receive the instruction. The new interest rate will be our then current declared rate for those Guarantee Periods; or
3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer at the next unit value we calculate after we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or
4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.
MARKET VALUE ADJUSTMENT
All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, may be subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We will not apply a Market Value Adjustment to a withdrawal you make:

•	that qualifies for one of the waivers as described on page 24,

•	to satisfy the IRS minimum distribution rules for the Contract, or

•	a single withdrawal made by a surviving spouse made within one year after continuing the Contract.
We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. “TREASURY RATE” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.
The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.
Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.
For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.
The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.
The Market Value Adjustment may not be applicable in your state. Please check with your representative.

20 PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the Six Month Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. A transfer fee of $25 applies to each transfer after the 12th in any Contract Year. Multiple transfers on a single trading day are considered a single transfer. We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will credit you contract with interest as required by applicable law. Any interest would be credited from the date we receive the transfer request to the date we make the transfer.
If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we may increase or decrease the amount transferred by a Market Value Adjustment.
In certain states, a Market Value Adjustment may not apply. In these states, the total amount of transfers and withdrawals from each Guarantee Period of the Guaranteed Maturity Fixed Account during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period, any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Contract Year will not increase the allowable transfer and withdrawal amount in any subsequent Contract Year. This limitation will be waived for amounts transferred during the 30-day period after the Guarantee Period expires. This limitation does not apply to any Dollar Cost Averaging Fixed Accounts. Please consult your representative.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.
TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-776-6978. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under “Trading Limitations” consistent with applicable law and the Contract. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances. We will apply these limitations on a uniform basis to all Contract owners we determine have engaged in market timing or excessive trading.

21 PROSPECTUS

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing (“Prohibited Trading Practices”), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.
DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.
We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.
AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage of your contract value allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Fund Rebalancing Program.
We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. At the end of the period you select, we will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
EXAMPLE:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

22 PROSPECTUS

EXPENSES
As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

•	1.20% FOR AIM LIFETIME AMERICA CLASSIC (SM)

•	1.35% FOR AIM LIFETIME AMERICA REGAL (SM)

•	1.40% FOR AIM LIFETIME AMERICA FREEDOM (SM)
The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. If you select the Enhanced Death Benefit Rider Option, the mortality and expense risk charge will include an additional 0.25% for the Option. If you select the Enhanced Earnings Death Benefit Option, the mortality and expense risk charge will include an additional 0.15% for the Option if, on the Rider Date, either the Contract Owner or Annuitant is age 55 or younger; an additional 0.25% for the Option if, on the Rider Date, either the oldest Contract Owner or Annuitant is between age 56 and 65; and an additional 0.35% for the Option if, on the Rider Date, either the oldest Contract Owner or the Annuitant is age 66 or older. If you select the Income Benefit Rider Option, the mortality and expense risk charge will include an additional 0.30% for the Option.
We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit, Enhanced Earnings Death Benefit and the Income Benefit will cease.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.
TRANSFER FEE
We impose a $25 fee upon transfers in excess of 12 during any Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Fund Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing the charge applicable for each Contract appears on page 9. The Contracts differ in the following respects:
AIM LIFETIME AMERICA CLASSIC (SM) and AIM LIFETIME AMERICA REGAL
(SM). Under the AIM Lifetime America Classic and AIM Lifetime America Regal Option, you can withdraw up to the FREE WITHDRAWAL AMOUNT each Contract Year without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment. The Free Withdrawal Amount is equal to the greater of 15% of purchase payments, or 15% of the Contract Value as of the beginning of the Contract Year. Unused portions of the “Free Withdrawal Amount “are not carried forward to future Contract Years.

AIM LIFETIME AMERICA FREEDOM (SM)
Under the AIM Lifetime America Freedom(SM) Option, there is no withdrawal charge on any withdrawals. However, any amount withdrawn from a guarantee period fixed option may be subject to a Market Value Adjustment.
ALL OPTIONS
We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.
We do not apply a withdrawal charge in the following situations:

•	the death of the Contract Owner or Annuitant (unless the Death Benefit equals the settlement value);

•	withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

•	withdrawals that qualify for one of the waivers as described below.

23 PROSPECTUS

We use the amounts obtained from the withdrawal charge to recover the cost of sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.
CONFINEMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken under your Contract if the following conditions are satisfied:

•
You or the Annuitant, if the Contract Owner is not a living person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

•	You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant’s stay at the long term care facility or hospital; and

•	A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).
You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant’s immediate family, is the physician prescribing your or the Annuitant’s stay in a long term care facility.
TERMINAL ILLNESS WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken under your Contract if:

•	you or the Annuitant (if the Contract Owner is not a living person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

•	you claim this benefit, request a withdrawal and deliver adequate proof of diagnosis to us.
UNEMPLOYMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

•	you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date;

•
you or the Annuitant, if the Contract Owner is not a living person, receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment and we receive due proof thereof (as defined in the Contract) prior to or at the time of the withdrawal request; and

•	you or the Annuitant, if the Contract Owner is not a living person, claim this benefit and request a withdrawal within 180 days of your or the Annuitant’s initial receipt of unemployment compensation.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge for these taxes against your Contract until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner’s value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the “Taxes” section of this prospectus.
OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see pages 9 above.

24 PROSPECTUS

We may receive compensation from A I M Advisors, Inc., for administrative services we provide to the Funds.
ACCESS TO YOUR MONEY
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See “INCOME PLANS” on page 26.
The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment less any withdrawal charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.
You must name the investment alternative from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment portfolios in which you are invested.
In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
In certain states, where a Market Value Adjustment does not apply, the total amount of transfers and partial withdrawals from each Guarantee Period of the GUARANTEED MATURITY FIXED ACCOUNT during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period, any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Contract year will not increase the allowable transfer and withdrawal amount in any subsequent Contract Year. This limitation will be waived for amounts transferred during the 30-day period after the Guarantee Period expires. This limitation does not apply to any Dollar Cost Averaging Fixed Accounts. Please consult with your representative. These limitations do not apply to a full withdrawal of your Contract Value.
If you request a total withdrawal, we may require you to return your Contract to us.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2) An emergency exists as defined by the SEC; or
3) The SEC permits delay for your protection.
In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will credit your Contract with interest as required by law.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less that $1,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

25 PROSPECTUS

INCOME PAYMENTS
PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

•	at least 30 days after the Issue Date; and

•	no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.
Three Income Plans are available under the Contract. Each is available to provide:

•	fixed income payments;

•	variable income payments; or

•	a combination of the two.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
The three Income Plans are:
INCOME PLAN 1 — LIFE INCOME WITH GUARANTEED PAYMENTS
Under this plan, we make periodic income payments for the longer of the life of the Annuitant or a specified guarantee period. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the guaranteed payments may range from 60 to 360 months.
INCOME PLAN 2 — JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the guaranteed payments may range from 60 to 360 months.
INCOME PLAN 3—GUARANTEED NUMBER OF PAYMENTS FOR A SPECIFIED PERIOD Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

26 PROSPECTUS

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving income payments that do not depend on the life of the Annuitant under Income Plan 3. In that case you may terminate all or part of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum amount you may withdraw under this feature is $50. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We may make other Income Plans available. You may obtain information about them by writing or calling us. You may apply all or part of your Contract Value to an Income Plan. If you elected the Income Benefit Rider (We discontinued offering the Income Benefit Rider as of January 1, 2004), you may be able to apply an amount greater than your Contract Value. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.
We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

•	pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

•	reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.
In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

•	adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

•	deducting any applicable premium tax; and

•	applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will credit interest to your Contract as required by law from the date we receive the withdrawal request to the date we make payment.
PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their value, subject to a Payout Withdrawal Charge, by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the Applicable Current Interest Rate. The Applicable Current Interest Rate is the rate we are using on the date we receive your payout withdrawal request to determine income payments for a new payout commencement with a payment period equal to the remaining payment period of the income payments being terminated.

27 PROSPECTUS

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.
You must specify the Investment Alternative(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.
PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge. Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:
For AIM LIFETIME AMERICA CLASSIC (SM) Option

Payment Year:	1	2	3	4	5	6	7	8
Percentage:	7%	7%	7%	6%	5%	4%	3%	0%
For AIM LIFETIME AMERICA REGAL(SM) Option

Payment Year:	1	2	3	4
Percentage:	7%	6%	6%	0%
The AIM LIFETIME AMERICA FREEDOM (SM) Option has No Withdrawal Charge
For each purchase payment withdrawal, the “Payment Year” in the table is measured from the date we received the purchase payment. The Payout Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times the amount of each purchase payment withdrawal.
Regularly scheduled Income Payments are never subject to a Payout Withdrawal Charge.
The Payout Withdrawal Charge may not apply in your state.
INCOME BENEFIT RIDER
We discontinued offering the Income Benefit Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004. The option was available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select (“Guaranteed Income Benefit”). You may exercise this benefit up to your latest Payout Start Date. The Rider may not be available in all states.
QUALIFICATIONS
To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

•	You must elect a Payout Start Date that is on or after the 10th anniversary of the Rider Date;

•	The Payout Start Date must be prior to the oldest Annuitant’s 90th birthday;

•	The payout Start Date must occur during the 30 day period following a Contract Anniversary;

•	You must elect to receive fixed income payments, which will be calculated using the guaranteed income payment tables listed in your Contract; and

•	The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

•	10 years, if the youngest Annuitant’s age is 80 or less on the Payout Start Date, or

•	5 years, if the youngest Annuitant’s age is greater than 80 on the Payout Start Date.
The annualized mortality and expense risk charge for this Rider is 0.30%. We deduct the charge only from the Variable Sub-Account(s).
INCOME BENEFIT AMOUNT
The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select. The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider (“GUARANTEED INCOME BENEFIT”) and does not provide a Contract Value or guaranteed performance of any investment option.

28 PROSPECTUS

The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:
INCOME BASE A
On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:
For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.
For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.
On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all the Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Owner or, if no Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.
INCOME BASE B
On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner’s or, if the Contract Owner is not a living individual, the Annuitant’s 85th birthday. This accumulation rate may differ depending on your state. After this date, Income Base B will be recalculated only for purchase payments and withdrawals.
For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1) = withdrawal amount,
2) = the Contract Value immediately prior to the withdrawal, and
3) = the most recently calculated Income Base.
See Appendix B for an example of how the withdrawal adjustment applies.
The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Income Benefit may not be appropriate.
We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
We will pay a death benefit prior to the Payout Start Date on:

•	the death of any Contract Owner or,

•	the death of the Annuitant, if the Contract is owned by a non-living person.
We will pay the death benefit to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant if the Contract is owned by a non-living person, we will pay the death benefit to the current Contract Owner.
A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as “DUE PROOF OF DEATH”:

•	a certified copy of a death certificate,

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

•	any other proof acceptable to us.

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DEATH PROCEEDS If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of the death of any Contract Owner, or the death of the Annuitant, if the Contract is owned by a non-living owner, the Death Proceeds are equal to the Death Benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Settlement Value.
We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the Death Proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as Death Proceeds and in no way restricts when a claim may be filed.
If we do not receive a complete request for settlement of the Death Proceeds within 180 days of the date of death, the Death Proceeds are equal to the greater of:

1)	the Contract Value as of the date we determine the Death Proceeds; or

2)	the Settlement Value as of the date we determine the Death Proceeds.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the SETTLEMENT VALUE that is, the amount payable on a full withdrawal of Contract Value, see page 26 on the date we determine the death benefit, or

3)	the sum of all purchase payments reduced by a Withdrawal Adjustment, as defined below, or

4)
the greatest of the Contract Values on the current or any previous DEATH BENEFIT ANNIVERSARY prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below.

DEATH BENEFIT ANNIVERSARIES occur every 7th Contract Anniversary until the oldest Owner’s 80th birthday, or the Annuitant’s 80th birthday if the Owner is not a living person. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner’s 80th birthday, or the Annuitant’s 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.
The Withdrawal Adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)	is the withdrawal amount,

(b)	is the Contract Value immediately prior to the withdrawal, and

(c)
is the Contract value on the applicable Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all purchase payments adjusted for any prior withdrawals, as applicable.

If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of;

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180 day period in which the death benefit will be determined as described above. This right applies only to the amount payable as a death benefit and in no way restricts when a claim may be filed.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.
ENHANCED DEATH BENEFIT RIDER
For Contract Owners and Annuitants up to and including age 80, the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract Owner is a living individual, the Enhanced Death Benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) under Death Benefit Amount, or (4) the Enhanced Death Benefit, unless a complete request for payment of the death benefit is not received within 180 days of the date of death, then the death benefit is equal to the greater of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value.
The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states.
The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract. The Enhanced Death Benefit Rider and the mortality and expense charge for the Rider will terminate upon the change of Contract Owner (or the Annuitant if the Contract is owned by a non-living person) for reasons other than death.

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The annualized mortality and expense risk charge for this Rider is 0.25%. We deduct the charge only from the Variable Sub-Account(s).
ENHANCED DEATH BENEFIT A.
On the date we issue the Rider (“Rider Date”), Enhanced Death Benefit A is equal to the Contract Value on that date. After the Rider Date, Enhanced Death Benefit A is the greatest of all Contract Anniversary Values since the rider was issued as of the date we determine the death benefit. The “ANNIVERSARY VALUE” is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by a withdrawal adjustment, as described below, for any partial withdrawals since that Anniversary.
We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

•	the date we determine the death benefit; or

•
the first Contract Anniversary on or after the oldest Contract Owner’s or, if the Contract Owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

Following the first Contract Anniversary on or after the oldest Owner’s or, if the Contract Owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.
ENHANCED DEATH BENEFIT B
The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% (accumulation rate may differ depending on your state, please consult with your representative) per year until the earlier of:

•	the date we determine the death benefit; or

•
the first day of the month following the oldest Contract Owner’s or if the Contract Owner is not a living person, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

After the first day of the month following the oldest Owner’s 80th birthday or, if the Owner is not a living individual, the Annuitant’s 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.
For purposes of computing Enhanced Death Benefit A or B: The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

(a)	the withdrawal amount,

(b)	is the Contract Value immediately prior to the withdrawal, and

(c)	is the most recently calculated Enhanced Death Benefit A or B as applicable.
The Enhanced Death Benefit Rider will terminate and charges for this rider will cease:

•	When the Owner (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

•	When the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current annuitant.

•	When the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

•	on the date we determine the value of the Death Benefit unless the Contract is continued by surviving spouse as defined below: or

•	on the Payout Start Date.
ENHANCED EARNINGS DEATH BENEFIT RIDER
For Contract Owners and Annuitants up to and including age 75, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.
If the Contract Owner is a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the annuitant. The Enhanced Earnings Death Benefit Rider and the annual charge for the Rider will terminate upon the change of Contract Owner (or the Annuitant if the Contract is owned by a non-living person) for reasons other than death. The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.
Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-living person) is age 55 or younger on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

•
The lesser of 100% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 50% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.15%.

31 PROSPECTUS

If the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-living person) is between the ages of 56 and 65 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

•
The lesser of 80% of the In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 40% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.25%.

If the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-living person) is between the ages of 66 and 75 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

•
The lesser of 50% of the In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 25% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.35%. For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:

•
In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.

•	In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

•	An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
If we receive a complete request for settlement of the death proceeds within 180 days of the date of death, we will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under “Death Benefit Payments” below.
The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix B.
The Enhanced Earnings Death Benefit Rider will terminate and charges for this rider will cease:

•	when the Owner (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

•	when the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current Annuitant, or

•	when the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

•	on the Payout Start Date.
DEATH BENEFIT PAYMENTS
IF THE NEW OWNER IS YOUR SPOUSE, THE NEW OWNER MAY:

1. elect to receive the Death Proceeds in a lump sum, or
2. elect to apply the Death Proceeds to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

•	The life of the new Owner; or

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

•	over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.
If your spouse does not elect one of the above options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

•
On the date the Contract is continued, the Contract Value will equal the amount of the Death Proceeds as determined as of the Valuation Date on which we received the completed request for settlement of the Death Proceeds (the next Valuation Date, if we receive the completed request for settlement of the Death Proceeds after 3 p.m. Central Time). Unless

32 PROSPECTUS

otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the completed request for settlement of the Death Proceeds, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

•	transfer all or a portion of the excess among the Variable Sub-Accounts;

•	transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

•	transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guaranteed Maturity Fixed Account.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.
Only one spousal continuation is allowed under this Contract.
IF THE NEW OWNER IS NOT YOUR SPOUSE BUT IS A LIVING PERSON, THE NEW OWNER MAY:

1.	elect to receive the Death Proceeds in a lump sum, or

2.	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

•	the life of the new Owner; or

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

•	over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.
If the new Owner does not elect one of the above options then the new Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received a completed request for settlement of the death benefit (the next Valuation Date, if we receive a completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the new Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights as set forth in the TRANSFERS section during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges, if applicable, will be waived for any withdrawals made during this 5 year period.
If the new Owner dies prior to the receiving all of the Contract Value, then the new Owner’s named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
We reserve the right to offer additional options upon Death of Owner.
IF THE NEW OWNER IS A CORPORATION, TRUST, OR OTHER NON-LIVING PERSON:

(a) The new Owner may elect to receive the death benefit in a lump sum; or
(b) If the new Owner does not elect the option above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the new Owner, the excess, if any of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.
We reserve the right to offer additional options upon Death of Owner.
If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the Death Proceeds are paid.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a living person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a non-living person, the following apply:

(a)	The Contract Owner may elect to receive the Death Proceeds in a lump sum; or

(b)	If the new Owner does not elect the option above, then the Owner must receive the Contract Value

33 PROSPECTUS

payable within 5 years of the Annuitant’s date of death. On the date we receive the complete request for settlement of the Death Proceeds, the Contract Value under this option will be the Death Proceeds. Unless otherwise instructed by the Contract Owner, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract Owner may then exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.
We reserve the right to offer additional options upon Death of Annuitant.

34 PROSPECTUS

MORE INFORMATION
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook Life”) issued the Contract. Effective January 1, 2005, Glenbrook Life merged with Allstate Life (“Merger”). On the date of the Merger, Allstate Life acquired from Glenbrook Life all of Glenbrook Life’s assets and became directly liable for Glenbrook Life’s liabilities and obligations with respect to all contracts issued by Glenbrook Life.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.
THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999. The Contracts were previously issued through Glenbrook Life and Annuity Company Separate Account A. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Fund (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE FUNDS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.
VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

35 PROSPECTUS

CHANGES IN FUNDS. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional underlying mutual funds. We will notify you in advance of any change.
CONFLICTS OF INTEREST. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of trustees of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds’ board of trustees may require a separate account to withdraw its participation in a Fund. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

36 PROSPECTUS

THE CONTRACT
DISTRIBUTION
ALFS, Inc. (“ALFS”), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended (“EXCHANGE ACT”), and is a member of the NASD.
We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.50% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Allstate Life does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.
ADMINISTRATION
We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

•	issuance of the Contracts;

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.
We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.
We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified play limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified plans.
LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.

37 PROSPECTUS

TAXES
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year.

Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

38 PROSPECTUS

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.
TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.
WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

•	if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

•	if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.

39 PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or becoming totally disabled,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made under an immediate annuity, or

•	attributable to investment in the Contract before August 14, 1982.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.
PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.
TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.
AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

40 PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

•	Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

•	Roth IRAs under Section 408A of the Code;

•	Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

•	Tax Sheltered Annuities under Section 403(b) of the Code.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored retirement plan.
In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.
TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.
REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the

Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.
PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

41 PROSPECTUS

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•	made in substantially equal periodic payments over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs), and

•	made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.
You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, Section 1441 of the Code provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity.
ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.

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Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.
ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.
TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.
TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.

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ANNUAL REPORTS AND OTHER DOCUMENTS
Allstate Life’s annual report on Form 10-K for the year ended December 31, 2003 and its Form 10-Q reports for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 are incorporated herein by reference, which means that they are legally a part of this prospectus.
After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.
Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.
We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC’s “EDGAR” system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC’s Public Reference Room, call 1-800-SEC-0330.
If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. BOX 80469, LINCOLN, NE 68501-0469 (telephone:
1-800-776-6978).

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APPENDIX A—ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
The following tables show the Accumulation Unit Values for each of the Variable Sub-Accounts for base Contracts without any optional benefit and Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit. The Income Benefit Rider was only available for purchase before January 1, 2004. These two tables represent the lowest and highest combination of charges available under the Contracts. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for Contracts with each other optional benefit, or available combination thereof. Please contact us at 1-800-776-6978 to obtain a copy of the Statement of Additional Information.
AIM LIFETIME AMERICA CLASSIC(SM)
BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.050	$10.039
Accumulation Unit Value, End of Period	$8.050	$10.039	$9.847
Number of Units Outstanding, End of Period	1,206	2,165	2,208
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.286	$9.499
Accumulation Unit Value, End of Period	$8.286	$9.499	$9.435
Number of Units Outstanding, End of Period	18,196	32,221	42,602
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.665	$10.084
Accumulation Unit Value, End of Period	$7.665	$10.084	$9.976
Number of Units Outstanding, End of Period	20,781	63,080	65,863
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.717	$9.507
Accumulation Unit Value, End of Period	$7.717	$9.507	$9.083
Number of Units Outstanding, End of Period	13,932	41,796	38,059
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.450	$9.499
Accumulation Unit Value, End of Period	$7.450	$9.499	$9.095
Number of Units Outstanding, End of Period	3,403	8,439	7,915
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.737	$10.313
Accumulation Unit Value, End of Period	$7.737	$10.313	$10.390
Number of Units Outstanding, End of Period	7,435	10,356	12,715
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.311	$10.185
Accumulation Unit Value, End of Period	$8.311	$10.185	$10.206
Number of Units Outstanding, End of Period	3,222	7,946	15,593
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.686	$9.061
Accumulation Unit Value, End of Period	$6.686	$9.061	$8.609
Number of Units Outstanding, End of Period	8,038	12,502	10,285
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.022	$10.784
Accumulation Unit Value, End of Period	$10.022	$10.784	$11.044

Number of Units Outstanding, End of Period	820	22,164	24,713
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.862	$9.230
Accumulation Unit Value, End of Period	$7.862	$9.230	$9.270
Number of Units Outstanding, End of Period	4,069	9,118	0

45 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.783	$10.742
Accumulation Unit Value, End of Period	$10.783	$10.742	$10.820
Number of Units Outstanding, End of Period	11,695	68,342	71,368
AIM V.I. GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.799	$8.783
Accumulation Unit Value, End of Period	$6.799	$8.783	$8.497
Number of Units Outstanding, End of Period	12,940	16,431	12,085
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.304	$11.745
Accumulation Unit Value, End of Period	$9.304	$11.745	$12.334
Number of Units Outstanding, End of Period	8,971	16,185	18,360
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.302	$10.537
Accumulation Unit Value, End of Period	$8.302	$10.537	$11.226
Number of Units Outstanding, End of Period	2,434	12,268	14,533
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.764	$10.991
Accumulation Unit Value, End of Period	$8.764	$10.991	$11.427
Number of Units Outstanding, End of Period	12,168	36,834	34,445
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.959	$9.862
Accumulation Unit Value, End of Period	$9.959	$9.862	$9.785
Number of Units Outstanding, End of Period	2,409	3,210	6,740
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	$10.000	$5.960	$8.939
Accumulation Unit Value, End of Period	$5.960	$8.939	$8.520
Number of Units Outstanding, End of Period	579	812	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.865	$8.458
Accumulation Unit Value, End of Period	$6.865	$8.458	$8.147
Number of Units Outstanding, End of Period	7,450	26,638	22,222
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.596
Number of Units Outstanding, End of Period	—	—	809
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.883
Number of Units Outstanding, End of Period	—	—	9,363

*
The Contracts were first offered for sale on February 25, 2002. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.20% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

46 PROSPECTUS

AIM LIFETIME AMERICA CLASSIC(SM)
WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT* RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.984	$9.866
Accumulation Unit Value, End of Period	$7.984	$9.866	$9.611
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.215	$9.332
Accumulation Unit Value, End of Period	$8.215	$9.332	$9.205
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.595	$9.901
Accumulation Unit Value, End of Period	$7.595	$9.901	$9.728
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.653	$9.342
Accumulation Unit Value, End of Period	$7.653	$9.342	$8.865
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.382	$9.327
Accumulation Unit Value, End of Period	$7.382	$9.327	$8.869
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.666	$10.125
Accumulation Unit Value, End of Period	$7.666	$10.125	$10.132
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.235	$10.000
Accumulation Unit Value, End of Period	$8.235	$10.000	$9.952
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.625	$8.896
Accumulation Unit Value, End of Period	$6.625	$8.896	$8.395
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.939	$10.597
Accumulation Unit Value, End of Period	$9.939	$10.597	$10.779
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.797	$9.070
Accumulation Unit Value, End of Period	$7.797	$9.070	$9.082
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.685	$10.547
Accumulation Unit Value, End of Period	$10.685	$10.547	$10.551
Number of Units Outstanding, End of Period	0	0	0

AIM V.I. GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.737	$8.623
Accumulation Unit Value, End of Period	$6.737	$8.623	$8.285
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.228	$11.542
Accumulation Unit Value, End of Period	$9.228	$11.542	$12.038
Number of Units Outstanding, End of Period	0	0	0

47 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.226	$10.346
Accumulation Unit Value, End of Period	$8.226	$10.346	$10.947
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.684	$10.791
Accumulation Unit Value, End of Period	$8.684	$10.791	$11.143
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.868	$9.683
Accumulation Unit Value, End of Period	$9.868	$9.683	$9.541
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	$10.000	$5.911	$8.784
Accumulation Unit Value, End of Period	$5.911	$8.784	$8.347
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.802	$8.305
Accumulation Unit Value, End of Period	$6.802	$8.305	$7.944
Number of Units Outstanding, End of Period	0	6,782	6,782
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.559
Number of Units Outstanding, End of Period	—	—	0
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.841
Number of Units Outstanding, End of Period	—	—	0

*
The Contracts, including the Enhanced Death Benefit Rider, the Enhanced Earnings Death Benefit Rider and the Income Benefit Rider, were first offered for sale on February 25, 2002. We discontinued offering the Income Benefit Rider as of January 1, 2004. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.10% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

48 PROSPECTUS

AIM LIFETIME AMERICA REGAL(SM)
BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.039	$10.010
Accumulation Unit Value, End of Period	$8.039	$10.010	$9.808
Number of Units Outstanding, End of Period	999	999	999
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.274	$9.471
Accumulation Unit Value, End of Period	$8.274	$9.471	$9.396
Number of Units Outstanding, End of Period	9,227	12,970	12,820
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.653	$10.053
Accumulation Unit Value, End of Period	$7.653	$10.053	$9.935
Number of Units Outstanding, End of Period	3,810	16.665	16,865
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.707	$9.479
Accumulation Unit Value, End of Period	$7.707	$9.479	$9.046
Number of Units Outstanding, End of Period	5,033	7,056	7,387
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.439	$9.470
Accumulation Unit Value, End of Period	$7.439	$9.470	$9.057
Number of Units Outstanding, End of Period	149	220	211
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.725	$10.281
Accumulation Unit Value, End of Period	$7.725	$10.281	$10.347
Number of Units Outstanding, End of Period	206	357	357
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.299	$10.154
Accumulation Unit Value, End of Period	$8.299	$10.154	$10.164
Number of Units Outstanding, End of Period	1,769	2,214	2,206
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.676	$9.033
Accumulation Unit Value, End of Period	$6.676	$9.033	$8.573
Number of Units Outstanding, End of Period	428	856	955
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.008	$10.753
Accumulation Unit Value, End of Period	$10.008	$10.753	$10.999
Number of Units Outstanding, End of Period	1,140	2,322	2,520
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.852	$9.203
Accumulation Unit Value, End of Period	$7.852	$9.203	$9.239
Number of Units Outstanding, End of Period	209	772	0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.767	$10.709
Accumulation Unit Value, End of Period	$10.767	$10.709	$10.775

Number of Units Outstanding, End of Period	48,767	50,416	48,111
AIM V.I. GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.789	$8.756
Accumulation Unit Value, End of Period	$6.789	$8.756	$8.461
Number of Units Outstanding, End of Period	266	266	520
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.292	$11.711
Accumulation Unit Value, End of Period	$9.292	$11.711	$12.284
Number of Units Outstanding, End of Period	2,195	3,680	5,028

49 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.289	$10.505
Accumulation Unit Value, End of Period	$8.289	$10.505	$11.179
Number of Units Outstanding, End of Period	612	1,263	3,551
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.751	$10.957
Accumulation Unit Value, End of Period	$8.751	$10.957	$11.379
Number of Units Outstanding, End of Period	6,690	7,243	9,472
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.944	$9.832
Accumulation Unit Value, End of Period	$9.944	$9.832	$9.744
Number of Units Outstanding, End of Period	11,483	14,260	57,989
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	$10.000	$5.952	$8.913
Accumulation Unit Value, End of Period	$5.952	$8.913	$8.491
Number of Units Outstanding, End of Period	43	43	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.855	$8.433
Accumulation Unit Value, End of Period	$6.855	$8.433	$8.113
Number of Units Outstanding, End of Period	560	546	2,004
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.590
Number of Units Outstanding, End of Period	—	—	36
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.876
Number of Units Outstanding, End of Period	—	—	2,475

*
The Contracts were first offered for sale on February 25, 2002. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.35% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

50 PROSPECTUS

AIM LIFETIME AMERICA REGAL(SM)
WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT* RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.973	$9.837
Accumulation Unit Value, End of Period	$7.973	$9.837	$9.572
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.203	$9.304
Accumulation Unit Value, End of Period	$8.203	$9.304	$9.168
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.583	$9.870
Accumulation Unit Value, End of Period	$7.583	$9.870	$9.687
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.643	$9.315
Accumulation Unit Value, End of Period	$7.643	$9.315	$8.829
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.371	$9.298
Accumulation Unit Value, End of Period	$7.371	$9.298	$8.832
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.655	$10.094
Accumulation Unit Value, End of Period	$7.655	$10.094	$10.089
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.223	$9.969
Accumulation Unit Value, End of Period	$8.223	$9.969	$9.911
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.615	$8.869
Accumulation Unit Value, End of Period	$6.615	$8.869	$8.360
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.926	$10.566
Accumulation Unit Value, End of Period	$9.926	$10.566	$10.735
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.787	$9.044
Accumulation Unit Value, End of Period	$7.787	$9.044	$9.051
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.668	$10.514
Accumulation Unit Value, End of Period	$10.668	$10.514	$10.507

Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.726	$8.597
Accumulation Unit Value, End of Period	$6.726	$8.597	$8.251
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.215	$11.508
Accumulation Unit Value, End of Period	$9.215	$11.508	$11.989
Number of Units Outstanding, End of Period	0	0	0

51 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.213	$10.314
Accumulation Unit Value, End of Period	$8.213	$10.314	$10.901
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.671	$10.758
Accumulation Unit Value, End of Period	$8.671	$10.758	$11.096
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.853	$9.653
Accumulation Unit Value, End of Period	$9.853	$9.653	$9.501
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	$10.000	$5.903	$8.759
Accumulation Unit Value, End of Period	$5.903	$8.759	$8.319
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.792	$8.279
Accumulation Unit Value, End of Period	$6.792	$8.279	$7.911
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.553
Number of Units Outstanding, End of Period	—	—	0
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.834
Number of Units Outstanding, End of Period	—	—	0

*
The Contracts, including the Enhanced Death Benefit Rider, the Enhanced Earnings Death Benefit Rider and the Income Benefit Rider, were first offered for sale on February 25, 2002. We discontinued offering the Income Benefit Rider as of January 1, 2004. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.25% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

52 PROSPECTUS

AIM LIFETIME AMERICA FREEDOM(SM)
BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.036	$10.001
Accumulation Unit Value, End of Period	$8.036	$10.001	$9.794
Number of Units Outstanding, End of Period	0	2,284	2,284
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.270	$9.462
Accumulation Unit Value, End of Period	$8.270	$9.462	$9.383
Number of Units Outstanding, End of Period	0	5,383	11,265
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.649	$10.043
Accumulation Unit Value, End of Period	$7.649	$10.043	$9.921
Number of Units Outstanding, End of Period	6,281	7,698	9,055
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.703	$9.470
Accumulation Unit Value, End of Period	$7.703	$9.470	$9.034
Number of Units Outstanding, End of Period	1,265	1,989	3.088
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.435	$9.461
Accumulation Unit Value, End of Period	$7.435	$9.461	$9.045
Number of Units Outstanding, End of Period	0	1,173	1,201
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.721	$10.271
Accumulation Unit Value, End of Period	$7.721	$10.271	$10.332
Number of Units Outstanding, End of Period	696	2,029	2,029
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.294	$10.143
Accumulation Unit Value, End of Period	$8.294	$10.143	$10.150
Number of Units Outstanding, End of Period	0	2,228	2,228
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.672	$9.024
Accumulation Unit Value, End of Period	$6.672	$9.024	$8.561
Number of Units Outstanding, End of Period	0	287	287
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.004	$10.742
Accumulation Unit Value, End of Period	$10.004	$10.742	$10.984
Number of Units Outstanding, End of Period	1,076	1,775	1,775
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.848	$9.194
Accumulation Unit Value, End of Period	$7.848	$9.194	$9.228
Number of Units Outstanding, End of Period	5,448	6,078	0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.761	$10.698
Accumulation Unit Value, End of Period	$10.761	$10.698	$10.760
Number of Units Outstanding, End of Period	61,327	11,622	11,091
AIM V.I. GROWTH SUB-ACCOUNT

Accumulation Unit Value, Beginning of Period	$10.000	$6.785	$8.747
Accumulation Unit Value, End of Period	$6.785	$8.747	$8.450
Number of Units Outstanding, End of Period	0	413	443
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.287	$11.699
Accumulation Unit Value, End of Period	$9.287	$11.699	$12.268
Number of Units Outstanding, End of Period	0	3,296	4,408

53 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.285	$10.495
Accumulation Unit Value, End of Period	$8.285	$10.495	$11.163
Number of Units Outstanding, End of Period	0	1,125	1,172
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.746	$10.946
Accumulation Unit Value, End of Period	$8.746	$10.946	$11.364
Number of Units Outstanding, End of Period	1,034	1,321	1,343
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.939	$9.822
Accumulation Unit Value, End of Period	$9.939	$9.822	$9.730
Number of Units Outstanding, End of Period	746,618	154,202	620,877
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	$10.000	$5.949	$8.904
Accumulation Unit Value, End of Period	$5.949	$8.904	$8.481
Number of Units Outstanding, End of Period	0	315	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.851	$8.424
Accumulation Unit Value, End of Period	$6.851	$8.424	$8.102
Number of Units Outstanding, End of Period	1,460	2,424	2,455
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.587
Number of Units Outstanding, End of Period	—	—	261
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.873
Number of Units Outstanding, End of Period	—	—	5,894

*
The Contracts were first offered for sale on February 25, 2002. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

54 PROSPECTUS

AIM LIFETIME AMERICA FREEDOM(SM)
WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT* RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.969	$9.827
Accumulation Unit Value, End of Period	$7.969	$9.827	$9.559
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BALANCED SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.199	$9.295
Accumulation Unit Value, End of Period	$8.199	$9.295	$9.155
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BASIC VALUE SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.579	$9.860
Accumulation Unit Value, End of Period	$7.579	$9.860	$9.673
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. BLUE CHIP SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.639	$9.306
Accumulation Unit Value, End of Period	$7.639	$9.306	$8.817
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.367	$9.289
Accumulation Unit Value, End of Period	$7.367	$9.289	$8.819
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$7.651	$10.084
Accumulation Unit Value, End of Period	$7.651	$10.084	$10.075
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.219	$9.959
Accumulation Unit Value, End of Period	$8.219	$9.959	$9.897
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.611	$8.860
Accumulation Unit Value, End of Period	$6.611	$8.860	$8.348
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.921	$10.556
Accumulation Unit Value, End of Period	$9.921	$10.556	$10.720
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	$10.000	$7.783	$9.035
Accumulation Unit Value, End of Period	$7.783	$9.035	$9.041
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$10.663	$10.504
Accumulation Unit Value, End of Period	$10.663	$10.504	$10.492
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. GROWTH SUB-ACCOUNT

Accumulation Unit Value, Beginning of Period	$10.000	$6.723	$8.588
Accumulation Unit Value, End of Period	$6.723	$8.588	$8.239
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. HIGH YIELD SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.211	$11.497
Accumulation Unit Value, End of Period	$9.211	$11.497	$11.973
Number of Units Outstanding, End of Period	0	0	0

55 PROSPECTUS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,**	2002	2003	2004
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.209	$10.304
Accumulation Unit Value, End of Period	$8.209	$10.304	$10.885
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$8.666	$10.747
Accumulation Unit Value, End of Period	$8.666	$10.747	$11.080
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. MONEY MARKET SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$9.848	$9.644
Accumulation Unit Value, End of Period	$9.848	$9.644	$9.488
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT ****
Accumulation Unit Value, Beginning of Period	$10.000	$5.900	$8.750
Accumulation Unit Value, End of Period	$5.900	$8.750	$8.309
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
Accumulation Unit Value, Beginning of Period	$10.000	$6.788	$8.271
Accumulation Unit Value, End of Period	$6.788	$8.271	$7.900
Number of Units Outstanding, End of Period	0	0	0
AIM V.I. TECHNOLOGY SUB-ACCOUNT****
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$9.551
Number of Units Outstanding, End of Period	—	—	0
AIM V.I. UTILITIES SUB-ACCOUNT***
Accumulation Unit Value, Beginning of Period	—	—	$10.000
Accumulation Unit Value, End of Period	—	—	$10.832
Number of Units Outstanding, End of Period	—	—	0

*
The Contracts, including the Enhanced Death Benefit Rider, the Enhanced Earnings Death Benefit Rider and the Income Benefit Rider, were first offered for sale on February 25, 2002. We discontinued offering the Income Benefit Rider as of January 1, 2004. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative charge of 0.10%. All of the Variable Sub-Accounts were first offered under the Contracts on February 25, 2002, except for the INVESCO VIF-Technology Sub-Account and the INVESCO VIF-Utilities Sub-Account, which were first offered on April 30, 2004, and which have been renamed the AIM V. I. Technology Sub-Account and AIM V.I. Utilities Sub-Account, respectively.

**	The Accumulation Unit information shown for 2004 is for the period beginning January 1 and ending September 30.
***
Effective April 30, 2004, AIM V. I. Global Utilities Fund merged into INVESCO VIF- Utilities Fund. Effective October 15, 2004, INVESCO VIF-Utilities Fund changed its name to AIM V.I. Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****
Effective April 30, 2004, AIM V. I. New Technology Fund merged into INVESCO VIF- Technology Fund. Effective October 15, 2004, INVESCO VIF-Technology Fund changed its name to AIM V.I. Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

56 PROSPECTUS

APPENDIX B
MARKET VALUE ADJUSTMENT EXAMPLE
The Market Value Adjustment is based on the following:
I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.
N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.
J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, we will use a weighted average.
Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15.
The Market Value Adjustment factor is determined from the following formula:
.9 X [I-(J + .0025)] X N
To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.
EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:	$10,000 allocated to a Guarantee Period
Guarantee Period:	5 years
Interest Rate:	4.50%
Full Withdrawal:	End of Contract Year 3
Contract:	AIM Lifetime America Classic (SM)
NOTE: These examples assume that premium taxes are not applicable.
NOTE: These examples assume that premium taxes are not applicable.
EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at End of Contract Year 3:	= $10,000.00 X (1.045)/3/ = $11,411.66
Step 2: Calculate the Free Withdrawal Amount:	= .15 X $10,920.25* = $1,638.04
Step 3: Calculate the Withdrawal Charge:	= .07 X ($10,000 - $1,638.04) = $585.34
Step 4: Calculate the Market Value Adjustment:	I =	4.50%
	J =	4.20%

	N =	730 DAYS	= 2
		365 DAYS

	Market Value Adjustment Factor: .9 X
	[I - (J + .0025)] X N’
	= .9 X [.045 - (.042 + .0025)] X 2 =
	.0009

	Market Value Adjustment = Market
	Value Adjustment Factor X Amount
	Subject To Market Value Adjustment:
	= .0009 X$11,411.66 = $10.27
Step 5: Calculate the amount received by as a result of full withdrawal at the end of Contract = $11,411.66 - $585.34 + $10.27 = Year 3: $10,836.59

*	Contract Value at End of Contract Year 2

57 PROSPECTUS

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Contract Value at End of Contract Year 3:	= $10,000.00 X (1.045)/3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:	= .15 X $10,920.25* = $1,638.04
Step 3: Calculate the Withdrawal Charge:	= 0.7 X ($10,000 - $1,638.04) = $585.34
Step 4: Calculate the Market Value Adjustment:	I =	4.50%
	J =	4.80%

	N =	730 DAYS	= 2
		365 DAYS

	Market Value Adjustment Factor:
	.9 X [I - (J + .0025)] X N =
	.9 X [(.045 - (.048
	+ .0025)] X (2) = -.0099

	Market Value Adjustment =
	Market Value Adjustment Factor
	X Amount Subject To
	Market Value Adjustment: =
	-.0099 X $11,411.66 = -($112.98)
Step 5: Calculate the amount received by Contract Owner as a = $11,411.66 - $585.34 - $112.98 = $10,713.35 result of full withdrawal at the end of Contract Year 3:

*	Contract Value at End of Contract Year 2

58 PROSPECTUS

APPENDIX C
CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT
EXAMPLE 1
In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.
Excess-of-Earnings Withdrawals = $0 Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $100,000 ($100,000 + $0 - $0) In-Force Earnings = $25,000 ($125,000 - $100,000) Enhanced Earnings Death Benefit = 50% x $25,000 = $12,500.
Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 2
In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives due proof of death will be assumed to be $114,000.
Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000) Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $95,000 ($100,000 + $0 - $5,000) In-Force Earnings = $19,000 ($114,000 - $95,000) Enhanced Earnings Death Benefit = 50% x $19,000 = $9,500.
Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.
EXAMPLE 3
This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Allstate Life receives Due Proof of Death.
Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000) Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000) In-Force Earnings = $20,000 ($140,000 - $120,000) Enhanced Earnings Death Benefit = 40% of $20,000 = $8,000.
In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

59 PROSPECTUS

APPENDIX D
AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES CONTRACT COMPARISON CHART

			AIM LIFETIME
FEATURE	AIM LIFETIME AMERICA CLASSIC (SM)	AIM LIFETIME AMERICA REGAL (SM)	AMERICA FREEDOM (SM)
MAXIMUM AGE OF CONTRACT OWNER AND ANNUITANT ON THE ISSUE DATE	90	90	90
MINIMUM INITIAL PURCHASE PAYMENT	$10,000	$10,000	$10,000

FIXED ACCOUNT OPTIONS	Guaranteed Fixed Maturity Account	6 month DCA 12 Month DCA	6 month DCA 12 Month DCA	6 month DCA 12 Month DCA
ADMINISTRATIVE EXPENSE CHARGE		0.10%	0.10%	0.10%
MORTALITY AND EXPENSE RISK CHARGE (WITHOUT OPTIONAL BENEFIT)		1.20%	1.35%	1.40%
FREE WITHDRAWAL AMOUNT Contract Year Contract Year		Greater of 15% of purchase payments, or 15% of the Contract	Greater of 15% of purchase payments, or 15% of the Contract Value at beginning of	No Withdrawal Charges on Value at beginning of this option

WITHDRAWAL CHARGE (MEASURED FROM NUMBER OF COMPLETE YEARS SINCE WE RECEIVED THE PURCHASE PAYMENTS)(AS A PERCENTAGE OF PURCHASE PAYMENTS WITHDRAWN IN EXCESS OF THE FREE WITHDRAWAL AMOUNT)	Year: %:	1 2 3 4 5 6 7 8 7 7 7 6 5 4 3 0	Year: %:	1 2 3 4 7 6 6 0	None
WITHDRAWAL CHARGE WAIVERS		Yes		Yes	N/A

60 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
Additions, Deletions or Substitutions of Investments
The Contract
Purchase of Contracts
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
Calculation of Accumulation Unit Values
Net Investment Factor
Calculation of Variable Income Payments
Calculation of Annuity Unit Values
General Matters
Incontestability
Settlements
Safekeeping of the Variable Account’s Assets
Premium Taxes
Tax Reserves
Experts
Financial Statements
Appendix A: Accumulation Unit Values
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

61 PROSPECTUS

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

Registration fees	$0
Cost of printing and engraving	$0
Legal fees	$0
Accounting fees	$6,600
Mailing fees	$0
ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.
The By-laws of Allstate Life Insurance Company (“Registrant”) provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date. The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities
Allstate Corporation has secured a financial institutions bond in the amount of $5,000,000, subject to a $25,000,000 deductible. Allstate also maintains directors’ and officers’ liability insurance coverage with limits of $200 million under which ALIC, as well as certain other subsidiaries of Allstate, are covered. A provision in ALIC’s by-laws provides for the indemnification of individuals serving as directors or officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling ALIC pursuant to the foregoing provisions, ALIC has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

ITEM 16. EXHIBITS.
(1)(a) Form of Underwriting Agreement. Filed herewith.
(1)(b) Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, LLC, Allstate Financial Services, LLC & Lincoln Benefit Life Company. Filed herewith.
(4)(a) Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Ultra) filed herewith.
(4)(b) Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Extra) filed herewith.
(4)(c) Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Advantage) filed herewith.
(4)(d) Form of Flexible Premium Deferred Variable Annuity Contract and Application (AIM Lifetime Series) filed herewith.
(4)(e) Form of Contract Endorsement (reflecting Allstate as issuer) filed herewith.
(5) Opinion and Consent of General Counsel re: Legality of securities being registered. Filed herewith.
(15) Letter re: unaudited interim financial information from Independent Registered Public Accounting Firm. Filed herewith.
(23) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(24) Powers of Attorney for Brian R. Bohaty, John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Katherine A. Mabe, Harry R. Miller, Julie Parsons, Samuel H. Pilch, P. John Rugel, Steven E. Shebik, Brian Stricker, Thomas J. Wilson, and Matthew E. Winter. Filed herewith.

(99)(a) Merger Agreement and Articles of Merger Between Glenbrook Life and Annuity Company and Allstate Life
Insurance Company. Filed herewith.

(99)(b) Experts. Filed herewith.

ITEM 17. UNDERTAKINGS
The undersigned registrant hereby undertakes:
(1) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(2) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(3) That each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.
(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(5) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 5 th day of October, 2017.
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

By:	/s/ ANGELA K. FONTANA
Angela K. Fontana Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 5 th day of October, 2017.

*/JOHN E. DUGENSKE -----------------------------------	Director, Executive Vice President and Chief Investment Officer
John E. Dugenske

/s/ANGELA K. FONTANA -----------------------------------	Director, Vice President, General Counsel and Secretary
Angela K. Fontana

*/MARY JANE FORTIN -----------------------------------	Director and President
Mary Jane Fortin

*/MARIO IMBARRATO -----------------------------------	Director, Vice President and Chief Financial Officer
Mario Imbarrato	(Principal Financial Officer)

*/KATHERINE A. MABE -----------------------------------	Director
Katherine A. Mabe

*/HARRY R. MILLER -----------------------------------	Director, Senior Vice President and Chief Risk Officer
Harry R. Miller

*/SAMUEL H. PILCH -----------------------------------	Director, Senior Group Vice President and Controller
Samuel H. Pilch	(Principal Accounting Officer)

*/P. JOHN RUGEL -----------------------------------	Director and Senior Vice President
P. John Rugel

*/STEVEN E. SHEBIK -----------------------------------	Director
Steven E. Shebik

*/BRIAN STRICKER -----------------------------------	Director and Senior Vice President
Brian Stricker

*/BRIAN R. BOHATY ---------------------------------	Director
Brian R. Bohaty

*/JULIE PARSONS -----------------------------------	Director
Julie Parsons

*/THOMAS J. WILSON -----------------------------------	Director and Chairman of the Board
Thomas J. Wilson

*/MATTHEW E. WINTER -----------------------------------	Director and Chief Executive Officer
Matthew E. Winter	(Principal Executive Officer)

*/By: Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

EXHIBIT LIST
The following exhibits are filed herewith:

Exhibit No.	Description
(1)(a)	Form of Underwriting Agreement

(1)(b)	Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements

(4)(a)	Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Ultra)

(4)(b)	Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Extra)

(4)(c)	Form of Flexible Premium Deferred Variable Annuity Contract and Application (Provider-Advantage)

(4)(d)	Form of Flexible Premium Deferred Variable Annuity Contract and Application (AIM Lifetime Series)

(4)(e)	Form of Contract Endorsement

(5)	Opinion and Consent of General Counsel re: Legality of securities being registered

(15)	Letter Re; Unaudited Interim Financial Information from Independent Registered Public Accounting Firm

(23)	Consent of Independent Registered Public Accounting Firm

(24)
Powers of Attorney for Brian R. Bohaty, John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Katherine A. Mabe, Harry R. Miller, Julie Parsons, Samuel H. Pilch, P. John Rugel, Steven E. Shebik, Brian Stricker, Thomas J. Wilson, and Matthew E. Winter.

(99)(a)	Merger Agreement and Articles

(99)(b)	Experts